PROSPECTUS

                       8,514,206 EQUITY TRUST SECURITIES

    (SUBJECT TO EXCHANGE INTO RAINBOW MEDIA GROUP CLASS A TRACKING STOCK OF
                        CABLEVISION SYSTEMS CORPORATION)
                           EQUITY SECURITIES TRUST II
                         ------------------------------

     Equity Securities Trust II is a recently created Delaware business trust. The Equity Trust Securities are securities that represent all of the beneficial interest in the trust. When the trust issues the Equity Trust Securities, it will acquire U.S. treasury securities and prepaid forward contracts for the purchase of Rainbow Media Group Class A tracking stock issued by Cablevision Systems Corporation. For each Equity Trust Security that you buy, you will receive a cash distribution of $0.2227 on February 15, 2002 and $0.3516 on each February 15, May 15, August 15 and November 15 thereafter, ending on February 15, 2005. Those payments will be made from the U.S. treasury securities that the trust acquires when it issues the Equity Trust Securities.
     The trust will enter into prepaid forward contracts with one or more stockholders of Rainbow Media Group Class A tracking stock, which will entitle the trust to receive Rainbow Media Group Class A tracking stock or cash from such one or more stockholders of Rainbow Media Group Class A tracking stock, each of which is a subsidiary of AT&T Corp. We refer to such one or more Rainbow Media Group Class A tracking stock stockholders as the counterparties. On or shortly after February 15, 2005, the counterparties will deliver, at their option, either cash or Rainbow Media Group Class A tracking stock to the trust. The trust will then deliver this cash or Rainbow Media Group Class A tracking stock to you. Under the circumstances described in this prospectus, the counterparties will have the option to deliver cash to the trust between February 15, 2005 and May 15, 2005. After the trust has delivered to you the cash or the Rainbow Media Group Class A tracking stock delivered to the trust by the counterparties, the trust will terminate. The amount of cash or number of shares of Rainbow Media Group Class A tracking stock the counterparties will deliver and you will receive will depend on the price of Rainbow Media Group Class A tracking stock shortly before the date the counterparties deliver the cash or Rainbow Media Group Class A tracking stock to the trust. If the price of Rainbow Media Group Class A tracking stock is:
     - more than $27.45 per share, you will receive 0.8197 shares of Rainbow Media Group Class A tracking stock, or the cash equivalent, for each Equity Trust Security you own.

     - more than $22.50 per share but less than or equal to $27.45 per share, you will receive Rainbow Media Group Class A tracking stock worth $22.50, or the cash equivalent, for each Equity Trust Security you own.

     - $22.50 per share or less, you will receive one share of Rainbow Media Group Class A tracking stock, or the cash equivalent, for each Equity Trust Security you own.

     The last reported sale price of Rainbow Media Group Class A tracking stock on December 12, 2001 was $22.50 per share.

     The trust's securities have no history of public trading. Typical closed-end fund shares frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the Equity Trust Securities will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount is more pronounced for investors who wish to sell their investments soon after completion of a public offering.
                         ------------------------------

     INVESTING IN THE EQUITY TRUST SECURITIES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS FOR EQUITY TRUST SECURITIES" BEGINNING ON PAGE 22.
                         ------------------------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                         ------------------------------

                                                                Per Equity
                                                              Trust Security       Total
                                                              --------------    ------------
     Public Offering Price..................................      $22.50        $191,569,635
     Sales Load.............................................      $   --        $         --
     Proceeds to the trust before expenses..................      $22.50        $191,569,635

     The underwriters are offering the Equity Trust Securities subject to various conditions. The underwriters expect to deliver the Equity Trust Securities to purchasers on or about December 18, 2001.

                         ------------------------------

                          Joint Book-Running Managers
BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY
                         ------------------------------

                              Joint Lead Managers
     BEAR, STEARNS & CO. INC.                           MERRILL LYNCH & CO.
                         ------------------------------

               The date of this prospectus is December 12, 2001.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE TRUST HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE TRUST IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               ------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    3
Fees and Expenses...........................................    7
The Trust...................................................    8
Use of Proceeds.............................................    8
Investment Objectives and Policies..........................    8
Investment Restrictions.....................................   21
Risk Factors for Equity Trust Securities....................   22
Net Asset Value.............................................   24
Description of the Equity Trust Securities..................   25
Management and Administration of the Trust..................   27
Certain United States Federal Income Tax Considerations.....   29
Underwriting................................................   35
Legal Matters...............................................   37
Experts.....................................................   37
Where You Can Find More Information.........................   37
Report of Independent Accountants...........................   38
Statement of Assets, Liabilities and Capital, as of November
  19, 2001..................................................   39
Notes to Statement of Assets, Liabilities and Capital, as of
  November 19, 2001.........................................   40

     UNTIL JANUARY 6, 2002, ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS SECURITIES OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTION.

                               PROSPECTUS SUMMARY

     This summary highlights certain information contained elsewhere in this prospectus. This summary is not complete and does not contain all of the information that you should consider before investing in the Equity Trust Securities. You should read the entire prospectus carefully, especially the risk of investing in the Equity Trust Securities discussed under "Risk Factors for Equity Trust Securities."

                                   THE TRUST

     Equity Securities Trust II is a recently created Delaware business trust. The trust will terminate on or shortly after February 15, 2005, which is referred to in this summary as the "exchange date" because that is when the shares of Rainbow Media Group Class A tracking stock issued by Cablevision Systems Corporation ("Cablevision") or their value in cash are expected to be delivered under the prepaid forward contracts the trust has with the counterparties. In some limited circumstances, the Rainbow Media Group Class A tracking stock or its value in cash may be delivered and the trust terminated sooner than that date. In other limited circumstances, the counterparties may elect to deliver cash and may extend the exchange date, for purposes of the contracts, to May 15, 2005, and may subsequently accelerate the extended exchange date if they wish. If the exchange date under the counterparties' contracts is extended in this way, the trust will terminate on or shortly after the date all of the Rainbow Media Group Class A tracking stock or cash has been delivered under the prepaid forward contracts.

                          THE EQUITY TRUST SECURITIES

     The Equity Trust Securities are securities that represent all of the beneficial interest in the trust. The underwriters named in this prospectus are offering the Equity Trust Securities for sale at a price of $22.50 per Equity Trust Security. The last reported sale price of a share of Rainbow Media Group Class A tracking stock on the New York Stock Exchange on December 12, 2001 was $22.50. The underwriters also may purchase up to 1,277,130 additional Equity Trust Securities from the trust to cover over-allotments.

                              PURPOSE OF THE TRUST

     The trust was created to issue the Equity Trust Securities and to carry out the transactions described in this prospectus. The terms of the Equity Trust Securities are designed to give you a higher yield than the current dividend yield on the Rainbow Media Group Class A tracking stock, while also giving you the chance to share in the increased value of Rainbow Media Group Class A tracking stock if its price goes up. Cablevision does not currently pay dividends on its tracking stock and has stated that it does not expect to do so, but in the future Cablevision might pay dividends that are higher than the distributions that you will receive from the trust. Also, you will receive less than you paid for your Equity Trust Securities if the price of Rainbow Media Group Class A tracking stock goes down, but you will receive only part of the increased value if the price goes up, and then only if the price is above $27.45 per share shortly before the exchange date.

                            QUARTERLY DISTRIBUTIONS

     For each Equity Trust Security that you buy, you will receive a cash distribution of $0.2227 on February 15, 2002 and $0.3516 on each February 15, May 15, August 15 and November 15 thereafter, ending on February 15, 2005. Those payments will be made from the U.S. treasury securities that the trust acquires when it issues the Equity Trust Securities.

                       DISTRIBUTIONS ON THE EXCHANGE DATE

     On the exchange date, you will receive between 0.8197 and 1.0 shares of Rainbow Media Group Class A tracking stock for each Equity Trust Security you own. Those amounts will be adjusted if Cablevision splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur that are described in detail later in this prospectus. Under their prepaid forward contracts with the trust, the counterparties have the option to deliver cash to the trust instead of shares of Rainbow Media Group Class A tracking stock. If the counterparties decide to deliver cash, you will receive the cash value of the Rainbow Media Group Class A tracking stock you would have received under the counterparties' contracts instead of the shares themselves. If Cablevision merges into another company or liquidates, you may receive shares of the other company or cash instead of Rainbow Media Group Class A tracking stock on the exchange date. And if a counterparty defaults under its prepaid forward contract with the trust, the obligations of the counterparties under their contracts will be accelerated, and the trust will immediately distribute to you the Rainbow Media Group Class A tracking stock or cash received by the trust under the prepaid forward contracts, plus the amount of the U.S. treasury securities then held by the trust.

     In addition, the counterparties may elect to deliver cash instead of Rainbow Media Group Class A tracking stock subject to their contracts by completing an offering of securities to refinance the Equity Trust Securities. We refer to such an offering as a rollover offering. The counterparties may extend the exchange date under their prepaid forward contracts to May 15, 2005 but only in connection with a rollover offering. If the counterparties complete a rollover offering and have extended the exchange date, the counterparties will deliver the cash due under their prepaid forward contracts by the fifth business day after the extended exchange date. If the counterparties have elected to extend the exchange date to May 15, 2005, the counterparties will also have the option, in connection with the consummation of a rollover offering, of later accelerating the exchange date to between February 15, 2005 and May 15, 2005, in which case the counterparties will deliver the cash due under their prepaid forward contracts by the fifth business day after the accelerated exchange date.

     In addition, if the counterparties have extended the exchange date, the counterparties will deliver cash to be distributed as an additional partial distribution for the period beginning on February 15, 2005 and ending on the extended exchange date.

                                 VOTING RIGHTS

     You will not have the right to vote any Rainbow Media Group Class A tracking stock unless and until it is delivered to the trust by the counterparties and distributed to you by the trust. You will have the right to vote on matters that affect the trust.

            ASSETS OF THE TRUST; INVESTMENT OBJECTIVES AND POLICIES

     The trust will own the following assets:

     - zero-coupon U.S. treasury securities that will mature every quarter during the term of the trust, and which will provide cash to pay the quarterly distributions on the Equity Trust Securities.

     - the prepaid forward contracts with the counterparties under which the counterparties have the right to deliver Rainbow Media Group Class A tracking stock or cash to the trust on the exchange date, which the trust will then distribute to you.

     The U.S. treasury securities initially will represent approximately 19% of the trust's assets and the prepaid forward contracts initially will represent approximately 81%.

     The trust's investment objective is to provide you with (1) a quarterly distribution of $0.3516 per Equity Trust Security over the term of the trust ($0.2227 for the period from the closing date to February 15, 2002) and (2) Rainbow Media Group Class A tracking stock on the exchange date in an amount equal to:

     - 0.8197 shares of Rainbow Media Group Class A tracking stock per Equity Trust Security (or the cash equivalent) if the average price of Rainbow Media Group Class A tracking stock shortly before the exchange date is more than $27.45 per share.

     - shares of Rainbow Media Group Class A tracking stock worth $22.50 per Equity Trust Security (the issue price of the Equity Trust Securities) (or the cash equivalent) if the average price of Rainbow Media Group Class A tracking stock shortly before the exchange date is more than $22.50 per share but less than or equal to $27.45 per share.

     - one share of Rainbow Media Group Class A tracking stock per Equity Trust Security (or the cash equivalent) if the average price of Rainbow Media Group Class A tracking stock shortly before the exchange date is $22.50 or less per share.

     The trust will not deliver fractions of a share of Rainbow Media Group Class A tracking stock. If you would receive a fraction of a share of Rainbow Media Group Class A tracking stock under the formula described above (based on all Equity Trust Securities owned), you will receive cash instead.

     At the closing of the sale of the Equity Trust Securities, the trust will enter into a prepaid forward contract with each of the counterparties. The prepaid forward contracts will require the counterparties to deliver to the trust up to a total of 8,514,206 shares of Rainbow Media Group Class A tracking stock on the exchange date for the contracts, assuming the underwriters do not exercise their over-allotment option. The purchase price for the Rainbow Media Group Class A tracking stock under the prepaid forward contracts will be $18.2681 per share or $155,538,510 in total, assuming the underwriters do not exercise their over-allotment option. The trust will pay the counterparties the purchase price for the Rainbow Media Group Class A tracking stock on the date the Equity Trust Securities are issued.

     The counterparties will collateralize their obligations to deliver Rainbow Media Group Class A tracking stock to the trust on the exchange date by pledging tracking stock of Rainbow Media Group to the trust on the date the Equity Trust Securities are issued. During the term of the Equity Trust Securities, the counterparties will have the right to substitute U.S. treasury securities and certain other categories of securities as collateral for the pledged Rainbow Media Group Class A tracking stock.

     If the counterparties elect to extend the exchange date under their contracts to May 15, 2005, the counterparties will collateralize their obligation to pay interest accruing during the period beginning on February 15, 2005 and ending on the extended (or accelerated) exchange date by pledging U.S. treasury securities to the trust.

                  CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

     For U.S. federal income tax purposes, the trust and owners of Equity Trust Securities agree to treat the owners of Equity Trust Securities as owning all of the beneficial interests in the U.S. treasury securities and the prepaid forward contracts held by the trust. In addition, the counterparties, the trust and owners of Equity Trust Securities agree to treat a portion of the amount invested by you as a payment made to satisfy your obligations under the prepaid forward contracts for the purchase of Rainbow Media Group Class A tracking stock on the exchange date. Under this treatment, if you are a U.S. individual or taxable entity, you generally will be required to pay taxes on only a relatively small portion of each quarterly cash distribution you receive from the trust, which will be ordinary income. If you hold the Equity Trust Securities until they mature, you will not be subject to tax on the receipt of Rainbow Media Group Class A tracking stock. If you sell your Equity Trust Securities or receive cash on the exchange date, you will have a capital gain or loss equal to the difference between your tax basis in the Equity Trust Securities and the cash you receive. In addition, it is possible that you will have a capital gain on a deemed exchange of a portion of your Equity Trust Securities during the term of the Equity Trust Securities. You should refer to the section "Certain United States Federal Income Tax Considerations" in this prospectus for more information.

                                  CABLEVISION

     A prospectus that describes Cablevision and the Rainbow Media Group Class A tracking stock that you may receive is attached to this prospectus. Cablevision is not affiliated with the trust, will not receive any of the proceeds from the sale of the Equity Trust Securities by the trust and will not have any obligation under the Equity Trust Securities or the prepaid forward contracts between the trust and the counterparties. The counterparties did not prepare, and are not responsible for, the Cablevision prospectus. The Cablevision prospectus is attached to this prospectus only for your convenience. The Cablevision prospectus is not part of this prospectus and is not incorporated by reference into this prospectus.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

     The internal operations of the trust will be managed by three trustees; the trust will not have an investment advisor. The Bank of New York (or its successor) will act as trust administrator to carry out the day-to-day administration of the trust, and will also be the custodian for the trust assets, its paying agent, registrar and transfer agent for the Equity Trust Securities and the collateral agent for the counterparties' pledge of Rainbow Media Group Class A tracking stock or U.S. treasury securities to the trust. The Bank of New York will not have any other affiliation with the trust.

                               TERM OF THE TRUST

     The trust will terminate automatically on or shortly after the date on which the trust distributes to you the Rainbow Media Group Class A tracking stock or cash that the trust receives on the exchange date under its prepaid forward contracts with the counterparties. Under most circumstances, this will be on or shortly after February 15, 2005 or May 15, 2005 if the counterparties have elected to extend the exchange date under their contracts.

                                  RISK FACTORS

     - The trust will not dispose of its prepaid forward contracts for Rainbow Media Group Class A tracking stock during the term of the trust even if the value of Rainbow Media Group Class A tracking stock declines or Cablevision's financial condition changes for the worse.

     - During the term of the trust, Cablevision could start paying dividends that would provide investors in its stock with a higher yield than you will receive on the Equity Trust Securities.

     - You will bear the entire risk of declines in the value of the Rainbow Media Group Class A tracking stock between the pricing date for the Equity Trust Securities and the exchange date. The amount of Rainbow Media Group Class A tracking stock or cash that you will receive on or shortly after the exchange date is not fixed, but is based on the market price of Rainbow Media Group Class A tracking stock shortly before the exchange date. If the market price of Rainbow Media Group Class A tracking stock declines, the stock or cash that you receive will be less than what you paid for your Equity Trust Securities and you will lose money. If Cablevision becomes bankrupt or insolvent, you could lose everything you paid for your Equity Trust Securities.

     - You will have less opportunity for gains if the value of Rainbow Media Group Class A tracking stock increases than you would have if you purchased Rainbow Media Group Class A tracking stock directly. You will realize a gain only if the value of Rainbow Media Group Class A tracking stock increases by approximately 22% between the closing date and the exchange date, and then you will only receive 81.97% of the increase in the Rainbow Media Group Class A tracking stock price above that level.

     - Because the trust will determine the value of the Rainbow Media Group Class A tracking stock based on its average price for 20 trading days before the exchange date, the actual value of the stock or cash that you receive on or shortly after the exchange date may be less than the price of the stock on the exchange date.

     - Because the trust will own only U.S. treasury securities and the prepaid forward contracts, an investment in the Equity Trust Securities may be riskier than an investment in an investment company with more diversified assets.

     - The trading price of Rainbow Media Group Class A tracking stock will directly affect the trading price of the Equity Trust Securities in the secondary market. The trading price of Rainbow Media Group Class A tracking stock will be influenced by Cablevision's operating results and prospects, by economic, financial and other factors and by general market conditions.

     - You will not have any right to vote the Rainbow Media Group Class A tracking stock underlying the Equity Trust Securities, to receive dividends on that stock (if any are declared) or to act as an owner of the stock in any other way unless and until the counterparties deliver the stock to the trust under their prepaid forward contracts and the trust distributes the stock to you.

     - A bankruptcy of any of the counterparties could interfere with the timing of the delivery of shares or cash under the Equity Trust Securities and therefore could affect the amount you receive.

                                    LISTING

     The Equity Trust Securities have been approved for listing on the New York Stock Exchange under the symbol "RET". Rainbow Media Group Class A tracking stock is quoted on the New York Stock Exchange under the symbol "RMG". The last reported sale price of Rainbow Media Group Class A tracking stock on December 12, 2001 was $22.50 per share.

                               FEES AND EXPENSES

     Because the trust will use proceeds from the sale of the Equity Trust Securities to purchase the forward contracts from the counterparties, the counterparties have agreed in the underwriting agreement to pay to the underwriters as compensation $0.675 per Equity Trust Security. See "Underwriting". Salomon Smith Barney Inc. will pay estimated organization costs of the trust in the aggregate amount of $11,000 and estimated costs of the trust in connection with the initial registration and public offering of the Equity Trust Securities in the aggregate amount of approximately $314,000 at the closing of this offering. In addition, Salomon Smith Barney Inc. will pay the Administrator, the Custodian, the Paying Agent and each Trustee at the closing of this offering a one-time, up-front amount in respect of their respective ongoing fees and, in the case of the Administrator, anticipated expenses of the trust (estimated to be $300,000 in the aggregate) over the term of the trust. Salomon Smith Barney Inc. has agreed to pay on-going expenses of the trust in excess of these estimated amounts and to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The counterparties will reimburse Salomon Smith Barney Inc. for certain expenses of the trust and reimbursements of indemnifications paid by it. See "Management and Administration of the Trust-Estimated Expenses".

     Regulations of the Securities and Exchange Commission require the presentation of trust expenses in the following format in order to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly. Because the trust will not bear any ongoing fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to bear indirectly are (a) the underwriters' compensation payable by the counterparties with respect to such investor's Equity Trust Securities and (b) the ongoing expenses of the trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $100,000 per year in the aggregate, which Salomon Smith Barney Inc. will pay at the closing of the offering.

Investor transaction expenses
  Sales Load (as a percentage of offering price)............    3%
                                                              ===
Annual Expenses
  Management Fees...........................................    0%
  Other Expenses (after reimbursement by the
     counterparties)*.......................................    0%
          Total Annual Expenses*............................    0%
                                                              ===

---------------

* Without this reimbursement, the trust's "total annual expenses" would be equal to approximately 0.0005% of the trust's average net assets.

     SEC REGULATIONS ALSO REQUIRE THAT CLOSED-END INVESTMENT COMPANIES PRESENT AN ILLUSTRATION OF CUMULATIVE EXPENSES (BOTH DIRECT AND INDIRECT) THAT AN INVESTOR WOULD BEAR. THE REGULATIONS REQUIRE THE ILLUSTRATION TO FACTOR IN THE APPLICABLE SALES LOAD AND TO ASSUME, IN ADDITION TO A 5% ANNUAL RETURN, THE REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE "INVESTMENT OBJECTIVES AND POLICIES -- TRUST ASSETS." ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

                                                              1 YEAR   3 YEARS
                                                              ------   -------
You would pay the following expenses (i.e., the applicable
  sales load and allocable portion of ongoing expenses paid
  by Salomon Smith Barney Inc. and the counterparties) on a
  $1,000 investment, assuming a 5% annual return............   $32       $32

                                   THE TRUST

     Equity Securities Trust II is a newly organized Delaware business trust that is registered as a closed-end management investment company under the Investment Company Act. The trust was formed on October 30, 2001, pursuant to a Declaration of Trust, dated as of October 30, 2001. The term of the trust will expire on or shortly after February 15, 2005 except that the trust may be dissolved prior to such date under certain limited circumstances or extended under other circumstances. The address of the trust is Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711 (telephone number: (302) 738-6680).

                                USE OF PROCEEDS

     On or shortly after the date on which it sells the Equity Trust Securities, the trust will use the proceeds of this offering to purchase a fixed portfolio comprised of a series of zero-coupon U.S. treasury securities maturing quarterly during the term of the trust and to pay the purchase price under each prepaid forward contract to the relevant counterparty.

                       INVESTMENT OBJECTIVES AND POLICIES

TRUST ASSETS

     The trust's investment objectives are to provide investors with a quarterly distribution of $0.2227 per Equity Trust Security on February 15, 2002 and $0.3516 on each subsequent distribution date during the term of the trust (representing the pro rata portion of the quarterly distributions in respect of the maturing U.S. treasury securities held by the trust) and to provide investors, on February 15, 2005 or such later date not later than May 15, 2005 as may be elected by the counterparties making a Rollover Offering as described below (in each case, the "Exchange Date" under the prepaid forward contracts), a number of shares of Rainbow Media Group Class A tracking stock (the "Tracking Stock") at the Exchange Rate (as defined below) or, if the counterparties elect the Cash Delivery Option (as defined below), an amount in cash equal to the Exchange Price (as defined below) thereof. On or prior to the 30th Business Day prior to the Exchange Date, the counterparties will notify the trust if they intend to exercise the Cash Delivery Option, and the trust in turn will notify The Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether investors will receive shares of Tracking Stock or cash. See "-- The Forward Contracts -- General" below. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the New York Stock Exchange ("NYSE") or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

     The "Exchange Rate" is equal to, subject to certain adjustments,

     (a) if the Exchange Price (as defined below) is greater than $27.45 (the "Threshold Appreciation Price"), 0.8197 shares of Tracking Stock per Equity Trust Security;

     (b) if the Exchange Price is less than or equal to the Threshold Appreciation Price but is greater than $22.50 (the "Initial Price"), a fraction, equal to the Initial Price divided by the Exchange Price, of one share of Tracking Stock per Equity Trust Security; and

     (c) if the Exchange Price is less than or equal to the Initial Price, one share of Tracking Stock per Equity Trust Security.

     Accordingly, the value of the Tracking Stock to be received by investors (or, as discussed below, the cash equivalent to be received in lieu of such Tracking Stock) at the Exchange Date will not necessarily equal the Initial Price. The numbers of shares of Tracking Stock per Equity Trust Security specified in clauses (a), (b) and (c) of the definition of Exchange Rate are hereinafter referred to as the "Share Components". Any shares of Tracking Stock delivered by the trust to investors that are not affiliated with Cablevision will be free of any transfer restrictions and the investors will be responsible for the payment of all brokerage costs upon the subsequent sale of such shares. Investors otherwise entitled to receive fractional shares in respect of their aggregate holdings of Equity Trust Securities will receive cash in lieu thereof. See "-- Delivery of Tracking Stock and Reported Securities; No Fractional Shares of Tracking Stock or Reported Securities" below. Notwithstanding the foregoing,
(1) in the case of certain dilution events, the Exchange Rate will be subject to adjustment and (2) in the case of certain adjustment events, the consideration received by investors at the Exchange Date will be cash or Reported Securities (as defined below) or a combination thereof, rather than (or in addition to) shares of Tracking Stock. See "-- The Forward Contracts -- Dilution Adjustments" and "-- The Forward Contracts -- Adjustment Events" below.

     The trust has adopted a fundamental policy to invest at least 65% of its portfolio in the prepaid forward contracts. The prepaid forward contracts will comprise approximately 81% of the trust's initial assets. The trust has also adopted a fundamental policy that the trust may not dispose of the prepaid forward contracts during the term of the trust and that the trust may not dispose of the U.S. treasury securities held by the trust prior to the earlier of their respective maturities and the termination of the trust except for the partial liquidation of such treasury securities following partial acceleration of the prepaid forward contracts as described below under "-- The Treasury Securities". These fundamental policies of the trust may not be changed without the vote of a "majority in interest" of the owners of the Equity Trust Securities. A "majority in interest" means the lesser of (a) 67% of the Equity Trust Securities represented at a meeting at which more than 50% of the outstanding Equity Trust Securities are represented and (B) more than 50% of the outstanding Equity Trust Securities.

     The "Exchange Price" under the prepaid forward contracts means the average Closing Price (as defined below) per share of Tracking Stock on the 20 Trading Days (as defined below) immediately prior to, but not including, the Exchange Date thereunder; provided, however, that if there are not 20 Trading Days for the Tracking Stock occurring later than the 60th calendar day immediately prior to, but not including, the Exchange Date, the Exchange Price will be the market value per share of the Tracking Stock as of the Exchange Date as determined by a nationally recognized independent investment banking firm that the Administrator retains for this purpose. The Exchange Price will be calculated in a different manner only if the seller carries out a Rollover Offering (as defined below), as described under "-- Rollover Offerings". The "Closing Price" of any security on any date of determination means:

     (1) the closing sale price (or, if no closing price is reported, the last reported sale price) of such security (regular way) on the NYSE on such date,

     (2) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed,

     (3) if such security is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market,

     (4) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or

     (5) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from at least three nationally recognized investment banking firms that the Administrator selects for such purpose.

     A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security. For illustrative purposes only, the following chart shows the number of shares of Tracking Stock or the amount of cash that an investor would receive for each Equity Trust Security at various Exchange Prices. The chart assumes that there will be no adjustments to the Exchange Rate due to any of the events described under "-- The Forward
Contracts -- Dilution Adjustments" and "-- The Forward Contracts -- Adjustment Events" below and that the prepaid forward contracts will not be accelerated. There can be no assurance that the Exchange Price will be within the range set forth below. Given the Initial Price of $22.50 per Equity Trust Security and the Threshold Appreciation Price of $27.45, an investor would receive at the Exchange Date the following number of shares of Tracking Stock or amount of cash (if the counterparties exercise the Cash Delivery Option) per Equity Trust Security:

EXCHANGE PRICE OF   NUMBER OF SHARES OF
 TRACKING STOCK       TRACKING STOCK      AMOUNT OF CASH
-----------------   -------------------   --------------
     $21.00               1.0000             $21.0000
     $22.50               1.0000             $22.5000
     $25.00               0.9000             $22.5000
     $27.45               0.8197             $22.5000
     $29.00               0.8197             $23.7705

     As the foregoing chart illustrates, if at the Exchange Date, the Exchange Price is greater than $27.45, the trust will be obligated to deliver 0.8197 shares of Tracking Stock per Equity Trust Security, resulting in an investor receiving only 81.97% of the appreciation in market value above $27.45. If at the Exchange Date, the Exchange Price is greater than $22.50 and less than or equal to $27.45, the trust will be obligated to deliver only a fraction of a share of Tracking Stock having a value at the Exchange Price equal to $22.50, resulting in an investor receiving none of the appreciation in market value. If at the Exchange Date, the Exchange Price is less than or equal to $22.50, the trust will be obligated to deliver one share of Tracking Stock per Equity Trust Security, regardless of the market price of such share, resulting in an investor realizing the entire loss on the decline in market value of the Tracking Stock.

     The following table sets forth information regarding the distributions to be received on the U.S. treasury securities held by the trust, the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing on such treasury securities with respect to an investor who acquires its Equity Trust Securities at the initial public offering price from the underwriters in the original offering. See "Certain United States Federal Income Tax Considerations".

                                                         ANNUAL GROSS                        ANNUAL INCLUSION OF
                                                      DISTRIBUTIONS FROM                       ORIGINAL ISSUE
                                   ANNUAL GROSS       TREASURY SECURITIES   ANNUAL RETURN    DISCOUNT IN INCOME
                                DISTRIBUTIONS FROM     PER EQUITY TRUST       PER EQUITY      PER EQUITY TRUST
                                TREASURY SECURITIES        SECURITY         TRUST SECURITY        SECURITY
                                -------------------   -------------------   --------------   -------------------
2001..........................      $         0             $0.0000            $-0.0037            $0.0037
2002..........................      $10,878,000             $1.2776            $1.1804             $0.0970
2003..........................      $11,976,000             $1.4066            $1.3334             $0.0729
2004..........................      $11,976,000             $1.4066            $1.3697             $0.0365
2005..........................      $ 2,994,000             $0.3516            $0.3489             $0.0026

     The trust will pay the distribution of $0.2227 per Equity Trust Security on February 15, 2002 and $0.3516 quarterly on each February 15, May 15, August 15 and November 15 thereafter (or, if any such date is not a Business Day, on the next succeeding Business Day). Quarterly distributions on the Equity Trust Securities will consist solely of the cash received from the U.S. treasury securities held by the trust. The trust will not be entitled to any dividends that may be declared on the Tracking Stock.

ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN TRACKING STOCK; NO DEPRECIATION PROTECTION

     The yield on the Equity Trust Securities is higher than the current dividend yield on the Tracking Stock, which currently does not pay dividends. However, there is no assurance that the yield on the Equity Trust Securities will be higher than the dividend yield on the Tracking Stock over the term of the trust. In addition, the opportunity for equity appreciation afforded by an investment in the Equity Trust Securities is less than the opportunity for equity appreciation afforded by a direct investment in the Tracking Stock because the value of the Tracking Stock to be received by owners of the Equity Trust Securities at the Exchange Date (the "Amount Receivable at the Exchange Date") will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price (which represents an appreciation of approximately 22% over the Initial Price) and because investors will be entitled to receive at the Exchange Date only 81.97% (the percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the

Moreover, Equity Trust Securities investors will bear the entire decline in value if the Exchange Price on the Exchange Date is less than the Initial Price. Additionally, because the Exchange Price is generally determined based on a 20 Trading Day average, the value of a share of Tracking Stock distributed on the Exchange Date may be more or less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.

     A prospectus that describes Cablevision and the Tracking Stock that owners of Equity Trust Securities may receive is attached to this prospectus.

     Owners of Equity Trust Securities will not be entitled to any rights with respect to the Tracking Stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) unless and until such time, if any, as the counterparties deliver shares of Tracking Stock to the trust pursuant to the prepaid forward contracts and the trust has distributed such shares to the owners of the Equity Trust Securities.

     The Tracking Stock has been quoted on the NYSE under the symbol RMG since March 30, 2001. The following table sets forth, for the indicated periods, the high and low sales prices of the Tracking Stock, as reported on the NYSE, giving effect to Cablevision's stock splits. Cablevision has never paid cash dividends on the Tracking Stock and has stated that it does not anticipate paying cash dividends on the Tracking Stock in the foreseeable future. As of September 30, 2001, there were 994 record holders of the Tracking Stock. Cablevision's fiscal year end is December 31.

                                                               HIGH     LOW
                                                               ----     ---
YEAR ENDING DECEMBER 31, 2001:
First Quarter (as of March 30, 2001)........................  $26.00   $23.90
Second Quarter..............................................  $27.70   $19.00
Third Quarter...............................................  $28.00   $18.20
Fourth Quarter (through December 12, 2001)..................  $25.10   $19.50

     Cablevision is not affiliated with the trust, will not receive any of the proceeds from the sale of the Equity Trust Securities by the trust and will have no obligations with respect to the Equity Trust Securities or the prepaid forward contracts. This prospectus relates only to the Equity Trust Securities offered hereby and does not relate to Cablevision or the Tracking Stock. Cablevision has filed a registration statement with the SEC with respect to the shares of Tracking Stock that may be delivered to the trust by the counterparties, and by the trust to the owners of Equity Trust Securities, at the Exchange Date or upon earlier acceleration of the prepaid forward contracts. The prospectus of Cablevision constituting a part of such registration statement includes information relating to Cablevision and the Tracking Stock, including certain risk factors relevant to an investment in the Tracking Stock. The prospectus of Cablevision is being attached hereto and delivered to prospective purchasers of Equity Trust Securities together with this prospectus for convenience of reference only. The Cablevision prospectus is not part of this prospectus, and is not incorporated by reference into this prospectus. The counterparties did not prepare, and are not responsible for, the Cablevision prospectus.

THE FORWARD CONTRACTS

     General. The trust will enter into the prepaid forward contracts with the counterparties obligating each counterparty to deliver to the trust at the Exchange Date under its prepaid forward contract a number of shares of Tracking Stock equal to the initial number of shares of the Tracking Stock subject to that prepaid forward contract multiplied by the Exchange Rate. Subject to adjustment as described in "-- Dilution Adjustments" and "-- Adjustment Events" below, the Exchange Rate is equal to:

     (1) if the Exchange Price is greater than the Threshold Appreciation Price, 0.8197;

     (2) if the Exchange Price is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the Initial Price divided by the Exchange Price; and

     (3)  if the Exchange Price is less than or equal to the Initial Price, one.

     The purchase price under each prepaid forward contract is equal to $18.2681 per share of Tracking Stock and $155,538,510 in total for the prepaid forward contracts (assuming the underwriters do not exercise their over-allotment option) and is payable to the counterparties by the trust on the closing of this offering. The purchase price of the prepaid forward contracts was arrived at by arm's length negotiations between the trust and the counterparties taking into consideration factors including the price, expected dividend level and volatility of the Tracking Stock, current interest rates, the term of the prepaid forward contracts, current market volatility generally, the collateral pledged by the counterparties to collateralize their obligations under their respective prepaid forward contracts, the value of other similar instruments and the costs and anticipated proceeds of the offering of the Equity Trust Securities. All matters relating to the administration of the prepaid forward contracts will be the responsibility of either the trust's Administrator or its Custodian.

     The counterparties may, at their option, deliver cash in lieu of delivering all, but not less than all, of the shares of Tracking Stock otherwise deliverable by them on the Exchange Date (the "Cash Delivery Option"). The amount of cash deliverable by the counterparties upon exercise of the Cash Delivery Option will be equal to the product of the number of shares of Tracking Stock otherwise deliverable by the counterparties on the Exchange Date multiplied by the Exchange Price. On or prior to the 30th Business Day prior to the Exchange Date, the counterparties will notify the trust concerning their exercise of the Cash Delivery Option, and the trust in turn will notify the Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether the owners of Equity Trust Securities will receive shares of Tracking Stock or cash.

     Extension and Acceleration of the Exchange Date at the Option of Counterparties. If the counterparties elect the Cash Delivery Option and intend to make a Rollover Offering (as defined below), the counterparties may extend the Exchange Date under all, but not less than all, of the prepaid forward contracts to May 15, 2005. If the counterparties extend the Exchange Date, they will not be required to deliver the cash value of the Tracking Stock under the prepaid forward contracts until May 15, 2005. However, once the counterparties extend the Exchange Date, the counterparties can then accelerate the Exchange Date under all, but not less than all, of the prepaid forward contracts to any date between February 15, 2005 and May 15, 2005 if such acceleration is to occur in connection with the consummation of a Rollover Offering.

     If the counterparties extend the Exchange Date under the prepaid forward contracts in connection with a Rollover Offering, the counterparties must also deliver to the trust an additional amount of cash on the extended or accelerated Exchange Date to be distributed as an additional distribution to the holders of the Equity Trust Securities in respect of the period between the originally scheduled Exchange Date and the Exchange Date as so extended or accelerated. In addition, the counterparties will be required to pledge U.S. treasury securities or other Cash Equivalents (as defined below) to collateralize their obligation to deliver cash for this additional distribution. See "-- Collateral Requirements of the Forward Contracts; Acceleration". The amount of the additional distribution that would be paid on the Equity Trust Securities would be equal to a portion of the regular quarterly distribution on the Equity Trust Securities pro-rated to reflect the number of days by which the Exchange Date is extended or accelerated. For example, if the Exchange Date under the prepaid forward contracts is extended to May 15, 2005 and then accelerated to April 15, 2005 (i.e., two-thirds of the time between February 15, 2005 and May 15, 2005), the additional distribution would be equal to two-thirds of the regular quarterly distribution. If the counterparties extend or accelerate the Exchange Date under the prepaid forward contracts, the trust will receive the cash payable as an additional distribution to the holders of Equity Trust Securities within five Business Day after the extended or accelerated Exchange Date, and the amount of cash will be calculated as of the extended or accelerated Exchange Date.

     Rollover Offerings. The counterparties have the option to deliver cash instead of all, but not less than all, of the Tracking Stock on the Exchange Date (whether or not extended) by completing a Rollover Offering to refinance the Equity Trust Securities.

     The term "Rollover Offering" means a reoffering or refinancing of the Equity Trust Securities effected by the counterparties not earlier than February 8, 2005 by means of a completed public offering or offerings or another similar offering (which may include one or more exchange offers), by or on behalf of the counterparties. If the counterparties consummate a Rollover Offering, the "Exchange Price" will be the Closing Price per share of the Tracking Stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 p.m. New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

     If the counterparties carry out a Rollover Offering that is consummated on or before the extended Exchange Date, the cash payable by the counterparties under the prepaid forward contracts will be delivered to the trust within five Business Days after the Exchange Date (which may be extended and accelerated as described above) instead of on the Exchange Date itself. Accordingly, owners of the Equity Trust Securities may not receive the cash deliverable in exchange for the Equity Trust Securities until the fifth Business Day after the Exchange Date.

     If the counterparties extend the Exchange Date but fail to complete a Rollover Offering prior to May 15, 2005, the extended Exchange Date will be May 15, 2005 and the Exchange Price will be calculated as set forth under "-- Trust Assets" above using May 15, 2005 as the Exchange Date.

     The trust will notify the owners of the Equity Trust Securities (1) if the counterparties elect to settle with cash in connection with a Rollover Offering, not less than 30 days nor more than 90 days prior to the Exchange Date, (2) if the counterparties elect to extend the Exchange Date in connection with a Rollover Offering, not less than 30 days or more than 90 days prior to the Exchange Date as in effect when the election is made and (3) if the counterparties accelerate the Exchange Date in connection with a Rollover Offering, not later than 10:00 a.m. New York City time on the accelerated Exchange Date.

     Dilution Adjustments.  The Exchange Rate is subject to adjustment if
Cablevision:

     (1) pays a stock dividend or makes a distribution, in either case, with respect to the Tracking Stock in shares of such stock,

     (2) subdivides or splits its outstanding shares of Tracking Stock into a greater number of shares,

     (3) combines its outstanding shares of Tracking Stock into a smaller number of shares,

     (4) issues by reclassification (other than a reclassification pursuant to clause (2), (3), (4) or (5) of the definition of Adjustment Event below) of its shares of Tracking Stock any other equity securities of Cablevision, or

     (5) issues rights or warrants (other than rights to purchase Tracking Stock pursuant to a plan for the reinvestment of dividends or interest) to all holders of Tracking Stock entitling them to subscribe for or purchase shares of Tracking Stock at a price per share less than the Market Price (as defined below) of the Tracking Stock on the Business Day next following the record date for the determination of holders of Tracking Stock entitled to receive such rights or warrants.

     In the case of the events referred to in clauses (1), (2), (3) and (4) above, the Exchange Rate will be adjusted by adjusting each of the Share Components of the Exchange Rate in effect immediately prior to such event so that the trust will be entitled under the prepaid forward contracts to receive at the Exchange Date the number of shares of Tracking Stock (or, in the case of a reclassification referred to in clause (4) above, the number of other equity securities of Cablevision issued pursuant thereto) which it would have owned or been entitled to receive immediately following such event had the Exchange Date occurred immediately prior to such event or any record date with respect thereto.

     In the case of the event referred to in clause (5) above, the Exchange Rate will be adjusted by multiplying each of the Share Components of the Exchange Rate in effect on the record date for the issuance of the rights or warrants referred to in clause (5) above, by a fraction. The numerator of this fraction is

     (A) the number of shares of Tracking Stock outstanding on the record date for the issuance of such rights or warrants, plus

     (B) the number of additional shares of Tracking Stock offered for subscription or purchase pursuant to such rights or warrants.

     The denominator of this fraction is

     (x) the number of shares of Tracking Stock outstanding on the record date for the issuance of such rights or warrants, plus

     (y)  the number specified in clause (B) above multiplied by the quotient of

        (I)   the exercise price of such rights or warrants divided by

        (II) the Market Price of the Tracking Stock on the Business Day next following the record date for the determination of holders of Tracking Stock entitled to receive such rights or warrants.

     To the extent that such rights or warrants expire prior to the Exchange Date and shares of Tracking Stock are not delivered pursuant to such rights or warrants prior to such expiration, the Exchange Rate will be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Tracking Stock actually delivered pursuant to such rights or warrants. For purposes of this paragraph, dividends will be deemed to be paid as of the record date for such dividend.

     "Market Price" means, as of any date of determination, the average Closing Price per share of Tracking Stock on the 20 Trading Days immediately prior to, but not including, the date of determination; provided, however, that if there are not 20 Trading Days for the Tracking Stock occurring later than the 60th calendar day immediately prior to, but not including, such date, the Market Price will be determined as the market value per share of Tracking Stock as of such date as determined by a nationally recognized investment banking firm that the Administrator retains for such purpose.

     All adjustments to the Exchange Rate will be calculated to the nearest 1/10,000th of a share of Tracking Stock (or, if there is not a nearest 1/10,000th of a share, to the next higher 1/10,000th of a share). No adjustment in the Exchange Rate will be made unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made will be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate pursuant to clauses (1), (2), (3),
(4), or (5) above, an adjustment will also be made to the Exchange Price as such term is used throughout the definition of Exchange Rate. The required adjustment to the Exchange Price will be made at the Exchange Date by multiplying the Exchange Price by the cumulative number or fraction determined pursuant to the Exchange Rate adjustment procedure described above. In the case of the reclassification of any shares of Tracking Stock into any equity securities of Cablevision other than the Tracking Stock, such equity securities will be deemed shares of Tracking Stock for all purposes. Each such adjustment to the Exchange Rate and the Exchange Price will be made successively.

     Adjustment Events. Each of the following events are called "Adjustment Events":

     (1) any dividend or distribution by Cablevision to all holders of Tracking Stock of evidences of its indebtedness or other assets (excluding any dividends or distributions referred to in clause (1) of the first paragraph under the caption "-- Dilution Adjustments" above, any equity securities issued pursuant to a reclassification referred to in clause (4) of such paragraph and any Ordinary Cash Dividends (as defined below)) or any issuance by Cablevision to all holders of Tracking Stock of rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in clause
          (5) of the first paragraph under the caption "-- Dilution Adjustments" above),

     (2) any consolidation or merger of Cablevision with or into another entity (other than a merger or consolidation in which Cablevision is the continuing corporation and in which the Tracking Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of Cablevision or another corporation),

     (3) any sale, transfer, lease or conveyance to another corporation of the property of Cablevision as an entirety or substantially as an entirety,

     (4) any statutory exchange of securities of Cablevision with another corporation (other than in connection with a merger or acquisition), and

     (5)  any liquidation, dissolution or winding up of Cablevision.

     After the occurrence of any Adjustment Event, each counterparty will deliver at the Exchange Date, in lieu of or (in the case of an Adjustment Event described in clause (1) above) in addition to, shares of Tracking Stock as described above, cash in an amount equal to:

     (A) if the Exchange Price is greater than the Threshold Appreciation Price, 0.8197 multiplied by the Transaction Value (as defined below);

     (B) if the Exchange Price is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the product of
          (x) the Initial Price divided by the Exchange Price multiplied by (y) the Transaction Value; and

     (C) if the Exchange Price is less than or equal to the Initial Price, the Transaction Value;

provided, however, that if the consideration received by holders of Tracking Stock in such Adjustment Event does not and may not at the option of such holders include Reported Securities (as defined below), then (except in the case of an Adjustment Event solely of the type described in (1) above) (a) each counterparty's delivery obligations under its prepaid forward contract will be accelerated and promptly upon consummation of the Adjustment Event each counterparty will be required to deliver cash in an amount equal to (x) if the Transaction Value is greater than the Threshold Appreciation Price, 0.8197 multiplied by the Transaction Value, (y) if the Transaction Value is less than or equal to the Threshold Appreciation Price but greater than Initial Price, the Initial Price, and (z) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value; (b) the Custodian will liquidate the U.S. treasury securities acquired by the trust at closing and then held by the trust; and (c) the amount delivered by the counterparties as described in (a) above and the proceeds of such liquidation will be distributed to the owners of the Equity Trust Securities.

     If the consideration received by holders of Tracking Stock in an Adjustment Event includes Reported Securities and consideration other than Reported Securities, and, in the case of an Adjustment Event described in (2), (3) or (4) of the definition of that term, the Transaction Value of the consideration other than Reported Securities comprises 25% or more of the aggregate Transaction Value for such Adjustment Event, then (a) each counterparty's delivery obligations under its prepaid forward contract will be accelerated to the extent that the value of the consideration received in such Adjustment Event does not derive from Reported Securities and promptly upon consummation of the Adjustment Event each counterparty will be required to deliver cash in an amount equal to
(x) if the Transaction Value is greater than the Threshold Appreciation Price,
0.8197 multiplied by (i) the Transaction Value and (ii) the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities, (y) if the Transaction Value is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the Initial Price multiplied by the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities, and (z) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value multiplied by the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities; (b) the Custodian will liquidate an amount of the U.S. treasury securities then held by the trust, based on the face value of such U.S. treasury securities, equal to the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities; and (c) the amount delivered by each counterparty as described in (a) above and the proceeds of the liquidation of the U.S. treasury securities described in (b) above will be distributed to the owners of the Equity Trust Securities. Any liquidation of U.S. treasury securities in connection with a partial acceleration will reduce the amount of each quarterly distribution to Equity Trust Securities holders for the remaining term of the trust.

     Following an Adjustment Event, the Exchange Price, as such term is used in the formula in the preceding paragraphs and throughout the definition of Exchange Rate, will be deemed to equal (A) if shares of Tracking Stock are outstanding at the Exchange Date, the Exchange Price of the Tracking Stock, as adjusted pursuant to the method described above under "-- Dilution Adjustments," otherwise zero, plus (B) the Transaction Value.

     Notwithstanding the foregoing, with respect to any securities received by holders of Tracking Stock in an Adjustment Event that

     (1)  are

        (a)  listed on a United States national securities exchange,

        (b) reported on a United States national securities system subject to last sale reporting,

        (c) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization, or

        (d) for which bid and ask prices are available from at least three nationally recognized investment banking firms, and

     (2) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the Exchange Date of the Equity Trust Securities;

("Reported Securities"), each counterparty will, in lieu of delivering cash in respect of such Reported Securities received in an Adjustment Event, deliver a number of such Reported Securities with a value equal to all cash amounts that would otherwise be deliverable in respect of Reported Securities received in such Adjustment Event, as determined in accordance with clause (2) of the definition of Transaction Value, unless the counterparties have made an election to exercise the Cash Delivery Option or such Reported Securities have not yet been delivered to the holders entitled thereto following such Adjustment Event or any record date with respect thereto. If a counterparty delivers any Reported Securities, upon distribution thereof by the trust to owners of Equity Trust Securities, each owner of an Equity Trust Security will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such Reported Securities. If, following any Adjustment Event, any Reported Security ceases to qualify as a Reported Security, then (x) the counterparties will not deliver such Reported Security but instead will deliver an equivalent amount of cash and (y) notwithstanding clause (2) of the definition of Transaction Value, the Transaction Value of such Reported Security will mean the fair market value of such Reported Security on the date such security ceases to qualify as a Reported Security, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose.

     Because each Equity Trust Security represents the right of the owner of the Equity Trust Security to receive a pro rata portion of the Tracking Stock or other assets delivered by the counterparties pursuant to the prepaid forward contracts, the amount of cash and/or the kind and number of securities which the owners of Equity Trust Securities are entitled to receive after an Adjustment Event will be adjusted following the date of such Adjustment Event in the same manner and upon the occurrence of the same type of events as described under the captions "-- Dilution Adjustments" and "-- Adjustment Events" with respect to Tracking Stock and Cablevision.

     For purposes of the foregoing, the term "Ordinary Cash Dividend" means, with respect to any consecutive 365-day period, any dividend with respect to the Tracking Stock paid in cash to the extent that the amount of such dividend, together with the total amount of all other dividends on the Tracking Stock paid in cash during such 365-day period, does not exceed on a per share basis 10% of the average of the Closing Prices of the Tracking Stock over such 365-day period.

     The term "Transaction Value" means

     (1) for any cash received in any Adjustment Event, the amount of cash received per share of Tracking Stock,

     (2) for any Reported Securities received in any Adjustment Event, an amount equal to (x) the average Closing Price per unit of such Reported Securities on the 20 Trading Days immediately prior to, but not including, the Exchange Date (except in the case of a Rollover Offering, in which case the Closing Price on the Trading Day immediately preceding the Pricing Date or, if the Rollover Offering is priced after 4:00 p.m. New York City time on the Pricing Date, the Closing Price on the Pricing Date shall be used for purposes of this clause (2)(x)) multiplied by (y) the number of such Reported Securities (as adjusted pursuant to the methods described above under "-- Dilution Adjustments" and "-- Adjustment Events") received per share of Tracking Stock, and

     (3) for any property received in any Adjustment Event other than cash or such Reported Securities, an amount equal to the fair market value of the property received per share of Tracking Stock on the date such property is received, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose;

     provided, however, that in the case of clause (2),

     (x) with respect to securities that are Reported Securities by virtue of only clause (1)(d) of the definition of Reported Securities above, Transaction Value with respect to any such Reported Security means the average of the mid-point of the last bid and ask prices for such Reported Security as of the Exchange Date from each of at least three nationally recognized investment banking firms that the Administrator retains for such purpose multiplied by the number of such Reported Securities (as adjusted pursuant to the methods described above under "-- Dilution Adjustments" and "-- Adjustment Events") received per share of Tracking Stock, and

     (y) with respect to all other Reported Securities, if there are not 20 Trading Days for any particular Reported Security occurring after the 60th calendar day immediately prior to, but not including, the Exchange Date, Transaction Value with respect to such Reported Security means the market value per security of such Reported Security as of the Exchange Date as determined by a nationally recognized investment banking firm that the Administrator retains for such purpose multiplied by the number of such Reported Securities (as adjusted pursuant to the methods described above under "-- Dilution Adjustments" and "-- Adjustment Events") received per share of Tracking Stock.

     For purposes of calculating the Transaction Value, any cash, Reported Securities or other property receivable in an Adjustment Event will be deemed to have been received immediately prior to the close of business on the record date for such Adjustment Event or, if there is no record date for such Adjustment Event, immediately prior to the close of business on the effective date of such Adjustment Event.

     No adjustments will be made for certain other events, such as offerings of Tracking Stock by Cablevision for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of Tracking Stock by the counterparties.

     Each counterparty is required under its prepaid forward contract to notify the trust promptly upon becoming aware that an event requiring an adjustment to the Exchange Rate or which is an Adjustment Event is pending or has occurred. The trust will, within ten Business Days following the occurrence of an event that requires an adjustment to the Exchange Rate or the occurrence of an Adjustment Event (or, in either case, if the trust is not aware of such occurrence, as soon as practicable after becoming so aware), notify each owner of an Equity Trust Security in writing of the occurrence of such event including a statement in reasonable detail setting forth the method by which the adjustment to the Exchange Rate or change in the consideration to be received by owners of Equity Trust Securities following the Adjustment Event was determined and setting forth the revised Exchange Rate or consideration, as the case may be. However, for any adjustment to the Exchange Price, this notice will only disclose the factor by which the Exchange Price is to be multiplied in order to determine which clause of the Exchange Rate definition will apply at the Exchange Date.

     Collateral Requirements of the Forward Contracts; Acceleration. Each counterparty's obligations under its prepaid forward contract will be collateralized by a pledge of one share of Tracking Stock for each share of Tracking Stock subject to its prepaid forward contract (subject to adjustment in accordance with the dilution provisions of its prepaid forward contract), pursuant to a Collateral Agreement among the counterparty, the trust and The Bank of New York, as collateral agent (the "Collateral Agent"). In addition, the obligation of any counterparty to pay an additional amount in connection with the extension or acceleration of the Exchange Date will be collateralized by a pledge of U.S. treasury securities or other Cash Equivalents (as defined below).

     Unless they are in default of their obligations under their respective Collateral Agreement, the counterparties under each of the prepaid forward contracts will be permitted to substitute for the pledged shares of Tracking Stock collateral consisting of short-term, direct obligations of the U.S. Government or other Cash Equivalents. Any U.S. Government obligations or other Cash Equivalents pledged as substitute collateral for shares of Tracking Stock must have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination (as defined below) that is not cured by the close of business on the next Business Day thereafter, as described below, 200%) of the product of the market price of the Tracking Stock at the time of each valuation times the number of shares of Tracking Stock for which such obligations are being substituted. Each of the Collateral Agreements provides that, after an Adjustment Event, the relevant counterparty will pledge as alternative collateral any Reported Securities, and cash in an amount at least equal to the Transaction Value of any consideration other than Reported Securities (less the amount of any cash paid to the trust in connection with a partial acceleration of the relevant forward contract), received by it in respect of the maximum number of shares of Tracking Stock subject to its prepaid forward contract at the time of the Adjustment Event. The number of Reported Securities required to be pledged will be adjusted if any event requiring a dilution adjustment under the prepaid forward contract occurs. The counterparties will be permitted to substitute U.S. Government obligations or other Cash Equivalents for Reported Securities. Any U.S. Government obligations or other Cash Equivalents so substituted must have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of, in the case of obligations substituted for pledged Reported Securities, not less than 150% (or, from and after any Insufficiency Determination that is not cured by the close of business on the next Business Day thereafter, as described below, 200%) of the product of the market price per security of Reported Securities at the time of each valuation times the number of Reported Securities for which such obligations are being substituted.

     "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (ii) above entered into with any financial institution meeting the qualifications specified in clause
(iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition and (vi) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i)-(v) of this definition.

     The Collateral Agent will promptly pay over to the relevant counterparty any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the counterparty is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to the counterparty would cause the counterparty's collateral to become insufficient under its Collateral Agreement.

     If the Collateral Agent reasonably determines (an "Insufficiency Determination") that U.S. Government obligations or other Cash Equivalents pledged by a counterparty as substitute collateral fail to meet the foregoing requirements at any valuation, or that a counterparty has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Tracking Stock or Reported Securities subject to its prepaid forward contract, and such failure is not cured by the close of business on the next Business Day after such determination, then, unless a Collateral Event of Default (as defined below) under the Collateral Agreement has occurred and is continuing, the Collateral Agent will commence (1) sales of the collateral pledged under the Collateral Agreement consisting of U.S. Government obligations or other Cash Equivalents and (2) purchases, using the proceeds of such sales, of shares of Tracking Stock or Reported Securities in an amount sufficient to cause the collateral to meet the requirements under the Collateral Agreement. The Collateral Agent will discontinue such sales and purchases if at any time a Collateral Event of Default under the Collateral Agreement has occurred and is continuing.

     The occurrence of a Collateral Event of Default under any counterparty's Collateral Agreement, or the bankruptcy or insolvency of a counterparty, will cause an automatic acceleration of each counterparty's obligations under its respective prepaid forward contract. However, the obligations of each counterparty under its prepaid forward contract will be obligations solely of that counterparty and not of any other counterparty. A "Collateral Event of Default" under a Collateral Agreement means, at any time,

     (A) if no U.S. Government obligations or other Cash Equivalents are pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Tracking Stock subject to the relevant counterparty's prepaid forward contract at such time (or, if an Adjustment Event has occurred at or prior to such time, failure of the collateral to include and the maximum number of any Reported Securities required to be pledged by that counterparty as described above);

     (B) if any U.S. Government obligations or other Cash Equivalents are pledged as substitute collateral for shares of Tracking Stock (or Reported Securities) under the Collateral Agreement at such time, failure of such U.S. Government obligations or other Cash Equivalents to have a market value at such time of at least 105% of the market price of the Tracking Stock (or the then-current market price per unit of Reported Securities, as the case may be) times the difference between

           (x) the maximum number of shares of Tracking Stock (or Reported Securities) subject to the relevant counterparty's prepaid forward contract at such time, and

           (y) the number of shares of Tracking Stock (or Reported Securities) pledged as collateral by the relevant counterparty at such time; and

     (C) if any U.S. Government obligations or other Cash Equivalents are pledged as substitute collateral for any cash under the Collateral Agreement at such time, failure of such U.S. Government obligations or other Cash Equivalents to have a market value at such time of at least 105% of such cash, if such failure is not cured within one Business Day after notice thereof is delivered to the relevant counterparty.

     Except as described below, upon acceleration of any counterparty's prepaid forward contract, the Collateral Agent will to the extent permitted by law distribute to the trust for distribution pro rata to the investors the maximum number of shares of Tracking Stock subject to such prepaid forward contract, in the form of the shares of Tracking Stock then pledged by that counterparty, or cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged by that counterparty, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged, or a combination thereof). In addition, if by the Exchange Date any substitute collateral has not been replaced by shares of Tracking Stock (or, after an Adjustment Event, Reported Securities) sufficient to meet the obligations under a counterparty's prepaid forward contract, the Collateral Agent will distribute to the trust for distribution pro rata to the investors the market value of the shares of Tracking Stock required to be delivered thereunder, in the form of any shares of Tracking Stock then pledged by that counterparty plus cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged by that counterparty (or, after an Adjustment Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Reported Securities then pledged, plus cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged).

     If upon acceleration of any counterparty's prepaid forward contract, that counterparty is subject to a bankruptcy or similar proceeding, the Collateral Agent will to the extent permitted by law distribute to the trust for distribution pro rata to the investors a number of shares of Tracking Stock, in the form of the shares of Tracking Stock then pledged by that counterparty, or cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged by that counterparty, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged, or a combination thereof), with an aggregate value equal to the "Acceleration Value." The Administrator will determine the Acceleration Value on the basis of quotations from independent dealers. Each quotation will be for an amount that would be paid to the relevant dealer in consideration of an agreement that would have the effect of preserving the trust's rights to receive the number of shares of Tracking Stock (or, after an Adjustment Event, Reported Securities) subject to the relevant counterparty's prepaid forward contract on the Exchange Date. The Administrator will request quotations from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be such quotation. If no quotations are provided, the Acceleration Value will be the aggregate value of the number of shares of Tracking Stock (or, after an Adjustment Event, Reported Securities) that would be required to be delivered under the relevant counterparty's prepaid forward contract on the date of acceleration if the Exchange Date were redefined to be the date of acceleration.

     Description of the Counterparties. Specific information on the holdings of the counterparties, as required by the Securities Act of 1933, as amended (the "Securities Act"), is included in the prospectus of Cablevision attached hereto.

THE U.S. TREASURY SECURITIES

     The trust will purchase and hold a series of zero-coupon ("stripped") U.S. treasury securities with such face amounts and maturities as will provide investors with a quarterly distribution of $0.2227 per Equity Trust Security on the Distribution Date in February 2002 and $0.3516 on each subsequent Distribution Date during the term of the trust. The trust may invest up to 35% of its total assets in these treasury securities. If any prepaid forward contract is partially accelerated pursuant to an Adjustment Event in connection with which holders of Tracking Stock receive both Reported Securities and (subject to the limitation described above) consideration other than Reported Securities, the Administrator will liquidate an amount of the U.S. treasury securities then held in the trust proportionate to the percentage of consideration received in such Adjustment event that does not consist of Reported Securities and will distribute the proceeds thereof pro rata to investors, together with proceeds from the partial acceleration of the prepaid forward contract. See "-- The Forward Contracts -- Collateral Requirements of the Forward Contracts; Acceleration" above and "-- Trust Termination" below.

     If the counterparties extend the Exchange Date under their prepaid forward contracts, they will be required to pledge U.S. treasury securities to the trust as collateral collateralizing their obligation to pay the additional amount described above under "-- The Forward Contracts -- Extension and Acceleration of the Exchange Date at the Option of the Counterparties."

TEMPORARY INVESTMENTS

     For cash management purposes, the trust may invest the proceeds of the U.S. treasury securities held by the trust and any other cash held by the trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next distribution date.

TRUST TERMINATION

     The trust will terminate automatically on or shortly after the Exchange Date or following the distribution of all trust assets to investors, if earlier.

     If all of the prepaid forward contracts are accelerated, the Administrator will liquidate any U.S. treasury securities then held by the trust and will distribute the proceeds thereof pro rata to the investors, together with all shares of Tracking Stock subject to the prepaid forward contracts that are pledged by the counterparties, or cash generated from the liquidation of U.S. Government obligations then pledged by the counterparties, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof) or in certain cases, the Acceleration Value of the prepaid forward contracts. After this distribution, the term of the trust will expire. See "-- The Forward Contracts -- Collateral Requirements of the Forward Contracts; Acceleration".

DELIVERY OF TRACKING STOCK AND REPORTED SECURITIES; NO FRACTIONAL SHARES OF TRACKING STOCK OR REPORTED SECURITIES

     The Tracking Stock and Reported Securities delivered under the prepaid forward contracts at the Exchange Date are expected to be distributed by the trust to the investors pro rata shortly after the Exchange Date, except that no fractional shares of Tracking Stock or Reported Securities will be distributed. If more than one Equity Trust Security is surrendered at one time by the same investor, the number of full shares of Tracking Stock or Reported Securities to be delivered upon termination of the trust will be computed on the basis of the total number of Equity Trust Securities so surrendered at the Exchange Date. Instead of delivering any fractional share or security, the trust will sell a number of shares or securities equal to the total of all fractional shares or securities that would otherwise be delivered to investors of all Equity Trust Securities, and each such investor will be entitled to receive an amount in cash equal to the pro rata portion of the proceeds of such sale (which may be at a price lower than the Exchange Price).

                            INVESTMENT RESTRICTIONS

     The trust has adopted a fundamental policy that the trust may not purchase any securities or instruments other than the U.S. treasury securities, the prepaid forward contracts and the Tracking Stock or other assets received pursuant to the prepaid forward contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the Equity Trust Securities; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The trust has also adopted a fundamental policy that the trust may not dispose of the prepaid forward contracts during the term of the trust and, except for a partial liquidation of U.S. treasury securities following partial acceleration of any prepaid forward contract as described above under "Investment Objectives and Policies -- The U.S. Treasury Securities", the trust may not dispose of the U.S. treasury securities prior to the earlier of their respective maturities and the termination of the trust.

                    RISK FACTORS FOR EQUITY TRUST SECURITIES

     The Equity Trust Securities may trade at widely different prices before maturity depending upon factors such as changes in the market price of the Tracking Stock and other events that the trust cannot predict and are beyond the trust's control. The text describes this in more detail below.

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT

     The internal operations of the trust will be managed by its trustees; the trust will not have any separate investment advisor. The trust has adopted a fundamental policy that the trust may not dispose of any of the prepaid forward contracts during the term of the trust and the trust may not dispose of the U.S. treasury securities held by the trust prior to the earlier of their maturities and the termination of the trust except for a partial liquidation of U.S. treasury securities following partial acceleration of the prepaid forward contracts. As a result, the trust will continue to hold the prepaid forward contracts even if there is a significant decline in the market price of the Tracking Stock or adverse changes in the financial condition of Cablevision (or, after an Adjustment Event, comparable developments affecting any Reported Securities or the issuer of such securities). The trust will not be managed like a typical closed-end investment company.

COMPARISON TO OTHER SECURITIES; RELATIONSHIP TO TRACKING STOCK

     The Equity Trust Securities are different from ordinary securities because the value of the Tracking Stock, cash or other securities you will receive on termination of the trust may be more or less than the initial price of the Equity Trust Securities. If the value of a share of Tracking Stock shortly before the exchange date is less than the price you paid for each of your Equity Trust Securities, you will suffer a loss on your investment in the Equity Trust Securities. If Cablevision is insolvent or bankrupt when the Equity Trust Securities mature, you might lose your entire investment. You take all the risk of a fall in the value of the Tracking Stock before the Exchange Date.

     In addition, you have less opportunity to make money from an increase in the price of the Tracking Stock by investing in the Equity Trust Securities than by investing directly in the Tracking Stock. The value of what you receive when the trust is terminated will be greater than the initial price of the Equity Trust Securities only if the value of the Tracking Stock exceeds $27.45 per share. This is an increase of about 22% over the price of the Tracking Stock when the Equity Trust Securities were first offered for sale. In addition, you will receive only about 81.97% of any increase in the value of the Tracking Stock above $27.45 per share.

     In return, you will receive annual distributions on the Equity Trust Securities at a rate of 6.25%, which is more than the historical annual dividend on the Tracking Stock, which currently pays no dividends. However, Cablevision could pay dividends in the future that are higher than the distributions that you receive from the trust.

     The trust cannot predict whether the price of a share of Tracking Stock will rise or fall. However, the following factors may affect the trading price of Tracking Stock:

     - whether Cablevision makes a profit and what its future prospects are;

     - trading in the capital markets generally;

     - trading on Cablevision, where the Tracking Stock is traded;

     - the health of the cable television and media industries; and

     - whether Cablevision issues securities like the Equity Trust Securities, or Cablevision or another person in the market transfers a large amount of Tracking Stock.

     Concurrently with this offering, subsidiaries of AT&T Corp. are offering for sale 12,765,000 shares of Tracking Stock in a separate offering (14,679,750 shares in the aggregate if the over-allotment option granted to the underwriters of that offering is exercised in full). As of the date of this prospectus, the counterparties beneficially owned a total of 24,471,086 shares of Tracking Stock, of which the counterparties may deliver up to 8,514,206 shares of Tracking Stock (or 9,791,336 shares if the underwriters' over-allotment option is exercised in full) to the trust at the Exchange Date.

     Please refer to the attached prospectus for information about Cablevision and the Tracking Stock.

IMPACT OF THE EQUITY TRUST SECURITIES ON THE MARKET FOR THE TRACKING STOCK

     The trust cannot predict accurately how or whether investors will resell the Equity Trust Securities and how easy it will be to resell them. Any market that develops for the Equity Trust Securities is likely to influence and be influenced by the market for the Tracking Stock. For example, investors' anticipation that the counterparties may deliver Tracking Stock that represents approximately 11.8% of the currently outstanding Tracking Stock when the Equity Trust Securities mature could cause the price of the Tracking Stock to be unstable or fall. The following factors could also affect the price of Tracking
Stock:

     - sales of Tracking Stock by investors who prefer to invest in Cablevision by investing in the Equity Trust Securities;

     - hedging of investments in the Equity Trust Securities by selling Tracking Stock (called "selling short"); and

     - arbitrage trading activity between the Equity Trust Securities and Tracking Stock.

DILUTION OF TRACKING STOCK; LACK OF STOCKHOLDER RIGHTS

     The terms of the Equity Trust Securities include some protections so you will receive equivalent value when the Equity Trust Securities mature even if Cablevision splits or combines its shares, pays stock dividends or does other similar things that change the amount of Tracking Stock currently outstanding. However, these terms will not protect you against all events. For example, the amount you receive when the Equity Trust Securities mature may not change if Cablevision offers shares for cash or in an acquisition, even if the price of Tracking Stock falls and this causes the price of the Equity Trust Securities to fall. The trust has no control over whether Cablevision will offer shares or do something similar in the future or the amount of any offering.

     In addition, unless and until the counterparties decide to deliver Tracking Stock to the trust when the Equity Trust Securities mature and until the trust distributes the Tracking Stock to you, you will have no voting, dividend or other similar rights associated with the Tracking Stock.

CABLEVISION NOT RESPONSIBLE FOR THE EQUITY TRUST SECURITIES

     Cablevision has no obligation to make any payments on the Equity Trust Securities. Cablevision also does not have to take the trust's needs or your needs into consideration for any reason. Cablevision will not receive any money from the sale of the Equity Trust Securities and did not decide to issue the Equity Trust Securities. Cablevision did not determine when the trust will issue the Equity Trust Securities, how much the trust will sell them for or how many the trust will sell. Cablevision is not involved in managing or trading the Equity Trust Securities or determining or calculating the amount you will receive when the Equity Trust Securities mature.

EQUITY TRUST SECURITIES MAY BE DIFFICULT TO RESELL

     The Equity Trust Securities are new and innovative securities, and there is currently no market in which to resell them. The underwriters currently intend, but are not obligated, to buy and sell the Equity Trust Securities. A resale market might not develop or, if it does, might not give you the opportunity to resell your Equity Trust Securities and may not continue until the Equity Trust Securities mature.

     The trust has applied to have the Equity Trust Securities approved for listing on the NYSE subject to official notice of issuance. Nonetheless, the NYSE might not approve the application or if approved, could revoke the listing after approval or stop trading of the Equity Trust Securities at any time. If the NYSE will no longer quote the Equity Trust Securities or stops trading them, the trust will ask another national securities exchange to list the Equity Trust Securities or another trading market to quote them. If the Equity Trust Securities are no longer listed or traded on any securities exchange or trading market, or if a securities exchange or trading market stops trading of the Equity Trust Securities, you may have difficulty getting price information and it may be more difficult to resell the Equity Trust Securities.

NET ASSET VALUE OF THE TRUST

     The trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the Equity Trust Securities will trade at, below or above their net asset value. For investors who wish to sell the Equity Trust Securities in a relatively short period of time after the Equity Trust Securities offering, the risk of the Equity Trust Securities trading at a discount is more pronounced because the gain or loss that such investors realize on their investment is likely to depend more on whether the Equity Trust Securities are trading at a discount or premium than upon the value of the trust's assets. The trust will not redeem any Equity Trust Securities prior to the Exchange Date of the Tracking Stock or the earlier termination of the trust.

NON-DIVERSIFIED STATUS

     The trust is considered non-diversified under the Investment Company Act of 1940, which means that the trust is not limited in the proportion of its assets that may be invested in one security. Because the trust will only own the U.S. treasury securities, the prepaid forward contracts or other assets subject to the prepaid forward contracts, the Equity Trust Securities may be a riskier investment than would be the case for an investment company with more diversified investments.

TAX TREATMENT OF EQUITY TRUST SECURITIES UNCERTAIN

     No statutory, judicial or administrative authority directly addresses the characterization of the Equity Trust Securities or instruments similar to the Equity Trust Securities for U.S. federal income tax purposes. As a result, significant aspects of the U.S. federal income tax consequences of an investment in the Equity Trust Securities are not certain. There is no ruling from the Internal Revenue Service with respect to the Equity Trust Securities and the Internal Revenue Service might not agree with the conclusions expressed under the section "Certain United States Federal Income Tax Considerations" in this prospectus.

RISK FACTORS FOR CABLEVISION

     You should carefully consider the information in the attached prospectus of Cablevision, including the risk factors for Cablevision.

RISK RELATING TO BANKRUPTCY OF THE COUNTERPARTIES

     It is possible that one or more of the counterparties may be the subject of proceedings under the U.S. Bankruptcy Code. The trust believes that the prepaid forward contracts constitute "securities contracts" for purposes of the U.S. Bankruptcy Code, liquidation of which would not be subject to the automatic stay provisions of the U.S. Bankruptcy Code in the event of the bankruptcy of the relevant counterparty. It is, however, possible that a prepaid forward contract could be determined not to qualify as a "securities contract" for this purpose.

     Proceedings under the U.S. Bankruptcy Code in respect of any counterparty may thus cause a delay in settlement of that counterparty's prepaid forward contract, or otherwise subject that prepaid forward contract to such proceedings. In turn, this could adversely affect the timing of settlement and could impair the trust's ability to distribute the Tracking Stock or other assets subject to that prepaid forward contract and the Collateral Agreement to you on a timely basis and, as a result, could adversely affect the amount received by you in respect of the Equity Trust Securities and/or the timing of such receipt.

                                NET ASSET VALUE

     The Administrator will calculate the net asset value of the portfolio at least quarterly by dividing the value of the net assets of the trust (the value of its assets less its liabilities) by the total number of Equity Trust Securities outstanding. The trust's net asset value will be published semi-annually as part of the trust's semi-annual report to investors and at such other times as the trust may determine. The U.S. treasury securities held by the trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the trustees. Short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest to be received. Each of the prepaid forward contracts will be valued at the mean of the bid prices the trust receives from at least three independent broker-dealer firms unaffiliated with the trust who are in the business of making bids on financial instruments similar to the prepaid forward contracts and with terms comparable thereto. If the trust (acting through the Administrator) is unable to obtain valuations from three independent broker-dealer firms, as required by the preceding sentence, on a timely basis or without unreasonable effort or expense, the prepaid forward contracts will be valued at the median of bid prices received from two such broker-dealer firms. If the trust (acting through the Administrator) is unable to obtain a valuation for the prepaid forward contracts it believes to be reasonable through the above method on a timely basis or without unreasonable effort or expense, the value of the prepaid forward contracts will be established at a level deemed to be fair and reflective of the market value for the prepaid forward contracts based on all appropriate factors relevant to the value of the prepaid forward contracts as determined by an independent expert or appraiser retained by the Trustees (as defined below) or the Administrator (as defined below) on their behalf.

                   DESCRIPTION OF THE EQUITY TRUST SECURITIES

     Each Equity Trust Security represents an equal proportional interest in the trust. Upon liquidation of the trust, investors are entitled to share pro rata in the net assets of the trust available for distribution. Equity Trust Securities have no preemptive, redemption or conversion rights. The Equity Trust Securities, when issued and outstanding, will be fully paid and non-assessable. The only securities that the trust is authorized to issue are the Equity Trust Securities offered hereby and those sold to the initial investor referred to below. See "Underwriting".

     Owners of Equity Trust Securities are entitled to one vote for each Equity Trust Security held on all matters to be voted on by investors and are not able to vote cumulatively in the election of Trustees. The trustees of the trust have been selected initially by Salomon Smith Barney as the initial investor in the trust. The trust intends to hold annual meetings as required by the rules of the NYSE.

     The trustees may call special meetings of investors for action by investor vote as may be required by either the Investment Company Act or the Declaration of Trust. Investors have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Equity Trust Securities, to remove a Trustee. The Trustees will call a meeting of investors to vote on the removal of a Trustee upon the written request of the record owners of 10% of the Equity Trust Securities or to vote on other matters upon the written request of the record owners of 51% of the Equity Trust Securities (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the investors in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Owners at the close of business on the record date will be entitled to vote at the meeting. The trust will also assist in communications with other owners as required by the Investment Company Act.

BOOK-ENTRY SYSTEM

     The Equity Trust Securities will be issued in the form of one or more global securities (the "Global Security") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.

     The Depositary has advised the trust and the underwriters as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

     Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective Equity Trust Securities represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters. Ownership of beneficial interests in such Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Security will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Security. Ownership of beneficial interests in such Global Security by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

     So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the Equity Trust Securities. Except as set forth below, owners of beneficial interests in such Global Security will not be entitled to have the Equity Trust Securities registered in their names and will not receive or be entitled to receive physical delivery of the Equity Trust Securities in definitive form and will not be considered the owners or holders thereof.

     Shares of Tracking Stock or other assets deliverable in respect of, and any quarterly distributions on, Equity Trust Securities registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the trust, any trustee, the Paying Agent, the Administrator or the Custodian for the Equity Trust Securities will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     The trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

     A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the trust within 90 days, the trust will issue Equity Trust Securities in definitive registered form in exchange for the Global Security representing such Equity Trust Securities. In that event, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of Equity Trust Securities represented by such Global Security equal in number to that represented by such beneficial interest and to have such Equity Trust Securities registered in its name.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

TRUSTEES

     The internal operations of the trust will be managed by three Trustees, none of whom will be an "interested person" of the trust as defined in the Investment Company Act; the trust will not have an investment adviser. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the trust.

     The names of the persons who will be elected by Salomon Smith Barney Inc., the sponsor/initial investor of the trust, to serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.

                                                                          PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                                      TITLE         DURING PAST FIVE YEARS
---------------------                                      -----         ----------------------
Donald J. Puglisi, 56...............................  Managing Trustee   Professor of Finance
  Department of Finance                                                  University of Delaware
  University of Delaware
  Newark, DE 19716

William R. Latham, III, 57..........................  Trustee            Professor of Economics
  Department of Economics                                                University of Delaware
  University of Delaware
  Newark, DE 19716

James B. O'Neill, 62................................  Trustee            Professor of Economics
  Center for Economic                                                    University of Delaware
  Education and Entrepreneurship
  University of Delaware
  Newark, DE 19716

     Salomon Smith Barney Inc. will pay each Trustee who is not a director, officer or employee of either the underwriters or the Administrator, or of any affiliate thereof; in respect of his annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of $10,800 in the aggregate. The trust's Managing Trustee will also receive an additional up-front fee of $3,600 in the aggregate for serving in that capacity. The counterparties will reimburse Salomon Smith Barney Inc. for these payments as part of the expenses of the trust. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

ADMINISTRATOR

     The day-to-day affairs of the trust will be managed by The Bank of New York, as Trust Administrator pursuant to an administration agreement. Under the administration agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, their duties to:

     (1) receive invoices for and pay, or cause to be paid, all expenses incurred by the trust;

     (2) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the trust);

     (3) instruct the Paying Agent to pay distributions on Equity Trust Securities as described herein;

     (4) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the trust;

     (5) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the trust; and

     (6) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of Equity Trust Securities.

     The Administrator will not, however, select the independent public accountants for the trust or sell or otherwise dispose of the trust's assets (except in connection with an acceleration of a prepaid forward contract, or the settlement of the prepaid forward contracts at the Exchange Date, and upon termination of the trust).

     Either the trust or the Administrator may terminate the Administration Agreement upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

     Except for its roles as Administrator, Custodian (as defined below), Paying Agent (as defined below), registrar and transfer agent of the trust, and except for its role as Collateral Agent under the Collateral Agreement, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the trust.

     The address of the Administrator is 5 Penn Plaza, 13th Floor, New York, New York 10001.

CUSTODIAN

     The trust's custodian (the "Custodian") is The Bank of New York pursuant to a custodian agreement. In the event of any termination of the custodian agreement by the trust or the resignation of the Custodian, the trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the custodian agreement. Pursuant to the custodian agreement, the Custodian will invest all net cash received by the trust in short-term U.S. Government securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as Collateral Agent under the Collateral Agreements and will hold a perfected security interest in the Tracking Stock and U.S. Government obligations or other assets consistent with the terms of the prepaid forward contracts.

PAYING AGENT

     The transfer agent, registrar and paying agent (the "Paying Agent") for the Equity Trust Securities is The Bank of New York pursuant to a paying agent agreement. In the event of any termination of the paying agent agreement by the trust or the resignation of the Paying Agent, the trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

     The trust will indemnify each Trustee, the Administrator, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrator, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Salomon Smith Barney has agreed to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The counterparties in turn will reimburse Salomon Smith Barney for certain reimbursements paid by it as part of the expenses of the trust.

DISTRIBUTIONS

     The trust intends to distribute to investors on a quarterly basis the proceeds of the U.S. treasury securities held by the trust. The first distribution, reflecting the trust's operations from the date of this offering, will be made on February 15, 2002 to owners of record as of February 1, 2002. Thereafter, the trust will make distributions on May 15, August 15, November 15 and February 15 or, if any such date is not a Business Day, on the next succeeding Business Day, of each year to owners of record as of each May 1, August 1, November 1 and February 1, respectively. A portion of each such distribution should be treated as a tax-free return of the investor's investment. See "Investment Objective and Policies -- Trust Assets" and "Certain United States Federal Income Tax Considerations". If any prepaid forward contract is accelerated as described in "Investment Objectives and Policies -- The Forward
Contracts -- Collateral Requirements of the Forward Contracts; Acceleration," each investor will receive its pro rata share of the proceeds from the acceleration of that prepaid forward contract and from the liquidation of a proportionate share of the Treasury Securities then held in the trust. Upon termination of the trust as described in "Investment Objectives and Policies -- Trust Termination," each investor will receive its pro rata share of any remaining net assets of the trust.

     The trust does not permit the reinvestment of distributions.

ESTIMATED EXPENSES

     At the closing of this offering, Salomon Smith Barney Inc. will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of such party's ongoing fees and, in the case of the Administrator, anticipated expenses of the trust over the term of the trust. The anticipated trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountant services, costs of printing proxies, Equity Trust Securities certificates and investor reports, expenses of the trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the Equity Trust Securities for sale in the various states. The one-time, up-front payments described above total approximately $300,000. Salomon Smith Barney Inc. also will pay estimated organization costs of the trust in the amount of $11,000 and estimated costs of the trust in connection with the initial registration and public offering of the Equity Trust Securities in the amount of $314,000 at the closing of the offering.

     The amount payable to the Administrator in respect of ongoing expenses of the trust was determined based on estimates made in good faith on the basis of information currently available to the trust, including estimates furnished by the trust's agents. Actual operating expenses of the trust may be substantially more than this amount. Any additional expenses will be paid by Salomon Smith Barney Inc. or, in the event of its failure to pay such amounts, the counterparties, or, in the event of the failure of either of Salomon Smith Barney Inc. or the counterparties to pay such amounts, the trust. The counterparties will reimburse Salomon Smith Barney Inc. for certain expenses of the trust paid by it.

            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of the principal U.S. federal income tax consequences that may be relevant to an owner of an Equity Trust Security that is a "U.S. Holder". An Equity Trust Security owner will be treated as a U.S. Holder for U.S. federal income tax purposes if the owner is:

     - an individual who is a citizen or resident of the United States,

     - a U.S. domestic corporation, or

     - any other person that is subject to U.S. federal income taxation on a net income basis in respect of its investment in Equity Trust Securities.

     This summary is based on the U.S. federal income tax laws, regulations, rulings and decisions now in effect, all of which are subject to change, possibly on a retroactive basis. Except to the extent discussed below under "Non U.S.-Holders", this summary applies only to U.S. Holders that will hold Equity Trust Securities as capital assets, and only if the investor purchased the Equity Trust Securities in their initial offering. This summary does not address all aspects of U.S. federal income taxation that may be relevant to an investor in light of the investor's individual investment circumstances, and does not address tax considerations applicable to investors that may be subject to special tax rules, such as dealers in securities or foreign currencies, traders in securities or commodities electing to mark to market, financial institutions, insurance companies, tax-exempt organizations, persons that will hold Equity Trust Securities as a position in a "straddle" for tax purposes or as a part of a "synthetic security" or a "conversion transaction" or other integrated investment comprised of an Equity Trust Security and one or more other investments, or persons that have a functional currency other than the U.S. dollar.

     This summary does not include any description of the tax laws of any state or local governments or of any foreign government that may be applicable to the Equity Trust Securities or to the owners thereof. It also does not discuss the tax consequences of the ownership of the Tracking Stock or Reported Securities. Investors should consult their own tax advisors in determining the tax consequences to them of holding Equity Trust Securities, including the application to their particular situation of the U.S. federal income tax considerations discussed below, as well as the application of state, local or other tax laws.

     There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the Equity Trust Securities. Pursuant to the terms of the Declaration of Trust, the trust and every holder of the Equity Trust Securities agree to treat an Equity Trust Security for U.S. federal income tax purposes as a beneficial interest in a trust that holds zero-coupon U.S. treasury securities and the prepaid forward contracts. The trust intends to report holders' income to the Internal Revenue Service in accordance with this treatment. In addition, pursuant to the terms of the prepaid forward contracts and the Declaration of Trust, the counterparties, the trust and every holder of an Equity Trust Security will be obligated (in the absence of an administrative determination or judicial ruling to the contrary) to characterize the prepaid forward contracts for all tax purposes as forward purchase contracts to purchase Tracking Stock at the Exchange Date (including as a result of acceleration or otherwise), under the terms of which contracts:

     (a) at the time of issuance of the Equity Trust Securities, the investor is required to pay the counterparties a fixed amount of cash equal to the purchase price of the Equity Trust Securities, less the purchase price of the U.S. treasury securities, in consideration for the counterparties' obligations to deliver Tracking Stock (or cash in lieu of Tracking Stock) to the holder at maturity, and

     (b) at maturity, the counterparties will deliver to the investor the number of shares of Tracking Stock that the investor is entitled to receive at that time pursuant to the terms of the Equity Trust Securities (subject to the right of the counterparties to deliver cash in lieu of the Tracking Stock).

     Under this approach, the tax consequences of holding an Equity Trust Security will be as described below. However, prospective investors in the Equity Trust Securities should be aware that no ruling is being requested from the Internal Revenue Service with regard to the Equity Trust Securities and that the Internal Revenue Service might take a different view as to the proper characterization of the Equity Trust Securities or of the prepaid forward contracts and of the tax consequences to an investor.

TAX STATUS OF THE TRUST

     The trust will be taxable as a grantor trust owned solely by the present and future holders of Equity Trust Securities for federal income tax purposes, and income received by the trust will be treated as income of the holders in the manner set forth below.

TAX CONSEQUENCES TO U.S. HOLDERS

     Tax Basis of the Treasury Securities and the Forward Contracts. Each investor will be considered to be the owner of its pro rata portion of the U.S. treasury securities and the prepaid forward contracts in the trust. The cost to the Investor of the Equity Trust Securities will be allocated among the investor's pro rata portion of the U.S. treasury securities and the prepaid forward contracts (in proportion to the fair market values thereof on the date on which the investor acquired the Equity Trust Securities) in order to determine the investor's tax basis in its pro rata portion of the U.S. treasury securities and the prepaid forward contracts. It is currently anticipated that approximately 19% and 81% of the net proceeds of the offering will be used by the trust to purchase the U.S. treasury securities and as a payment to the counterparties under the prepaid forward contracts, respectively.

     Recognition of Original Issue Discount on the Treasury Securities. The treasury securities in the trust will consist of zero-coupon U.S. treasury securities. An investor will be required to treat its pro rata portion of each U.S. treasury security in the trust as a bond that was originally issued on the date the investor purchased its Equity Trust Securities and at an original issue discount equal to the excess of the investor's pro rata portion of the amounts payable on such U.S. treasury security over the investor's tax basis for the U.S. treasury security as discussed above. The investor (whether on the cash or accrual method of tax accounting) is required to include original issue discount (other than original issue discount on short-term treasury securities as described below) in income for federal income tax purposes as it accrues, in accordance with a constant yield method, prior to the receipt of cash attributable to such income. Because it is expected that more than 20% of the holders of Equity Trust Securities will be accrual basis taxpayers, the investor will be required to include in income original issue discount on any short-term U.S. treasury security (i.e., any U.S. treasury security with a maturity of one year or less from the date it is purchased) held by the trust as that original issue discount accrues. Unless an investor elects to accrue the original issue discount on a short-term U.S. treasury security according to a constant yield method based on daily compounding, the original issue discount will be accrued on a straight-line basis. The investor's tax basis in a U.S. treasury security will be increased by the amount of any original issue discount included in income by the investor with respect to such U.S. treasury security.

     Treatment of the Forward Contracts. Each investor will be treated as having entered into a pro rata portion of the prepaid forward contracts and, at the Exchange Date, as having received a pro rata portion of the Tracking Stock (or cash, Reported Securities or combination thereof) delivered to the trust. Under existing law, an investor will not recognize income, gain or loss upon entry into the prepaid forward contracts. An investor should not be required under existing law to include in income additional amounts over the term of the prepaid forward contracts. See "-- Possible Alternative Treatment", however. In addition, the Internal Revenue Service and the U.S. Treasury Department have indicated that they plan to publish guidance with respect to accrual of income on certain derivative financial instruments with contingent payments, including prepaid forward contracts. If such guidance were issued, U.S. Holders (as defined above) of Equity Trust Securities could be required to include income in an amount greater than that described above over the term of the prepaid forward contracts.

     Sale of the Equity Trust Securities. Upon a sale of all or some of an investor's Equity Trust Securities, an investor will be treated as having sold its pro rata portion of the U.S. treasury securities and prepaid forward contracts underlying the Equity Trust Securities. The selling investor will recognize gain or loss equal to the difference between the amount realized and the investor's aggregate tax basis in its pro rata portion of the U.S. treasury securities and the prepaid forward contracts. Any gain or loss generally will be long-term capital gain or loss if the investor has held the Equity Trust Securities for more than one year. The distinction between capital gain or loss and ordinary income or loss is important for purposes of the limitations on an investor's ability to offset capital losses against ordinary income. In addition, individuals generally are subject to taxation at a reduced rate on long-term capital gains.

     Distribution of the Tracking Stock. The delivery of Tracking Stock to the trust pursuant to the prepaid forward contracts will not be taxable to the investors. The distribution of Tracking Stock upon the termination of the trust will not be taxable to the investors. An investor will have taxable gain or loss (which will be short-term capital gain or loss) upon receipt of cash in lieu of fractional shares of Tracking Stock distributed upon termination of the trust, in an amount equal to the difference between the cash received and the portion of the basis of the prepaid forward contracts allocable to fractional shares (based on the relative number of fractional shares and shares delivered to the investor). Each investor's aggregate basis in its shares of Tracking Stock will be equal to its basis in its pro rata portion of the prepaid forward contracts less the portion of such basis allocable to any fractional shares of Tracking Stock for which cash is received. An investor's holding period in its shares of Tracking Stock will begin on the day after the date of delivery of such Tracking Stock.

     Distribution of Cash. If an investor receives cash upon dissolution of the trust or as a result of the counterparties' election to deliver cash, the investor will recognize capital gain or loss equal to any difference between the amount of cash received and its tax basis in the Equity Trust Securities at that time. Such gain or loss generally will be long-term capital gain or loss if the investor has held the Equity Trust Securities for more than one year at such time.

     Distribution of Cash or Reported Securities as a Result of an Adjustment Event. If as a result of an Adjustment Event, cash, Reported Securities, or any combination of cash, Reported Securities and Tracking Stock is delivered pursuant to the prepaid forward contracts, an investor will have taxable gain or loss upon receipt equal to the difference between the amount of cash received and its basis in its pro rata portion of the prepaid forward contracts for which such cash was received. In addition, if as a result of an Adjustment Event the Custodian liquidates U.S. treasury securities, an investor will have taxable gain or loss upon receipt of cash allocable to the liquidated U.S. treasury securities equal to the difference between the amount of such cash and the investor's basis in its pro rata portion of the U.S. treasury securities. Any gain or loss will be capital gain or loss, and if the investor has held the Equity Trust Securities for more than one year, such gain or loss generally will be long-term capital gain or loss (except with respect to any cash received in lieu of a fractional interest in Reported Securities or Tracking Stock). An investor's basis in any Reported Securities received will be equal to its basis in its pro rata portion of the prepaid forward contracts for which such Reported Securities were received. See "Investment Objectives and Policies -- The Forward Contracts".

     Extension of Exchange Date. While not free from doubt, an extension of the Exchange Date under the prepaid forward contracts should not be a taxable event and an investor therefore should not recognize gain upon such an extension. Although there is no authority addressing the treatment of the cash distribution paid on the extended Exchange Date (whether or not later accelerated), the trust intends to file information returns with the Internal Revenue Service on the basis that the additional cash distribution is ordinary income to the investors. Investors should consult their own tax advisors concerning the consequences of extending the Exchange Date, including the possibility that an investor may be treated as realizing gain as a result of the extension and the possibility that the additional cash distribution may be treated as a reduction in an investor's tax basis in the Equity Trust Securities by analogy to the treatment of rebates or of option premiums.

     Possible Alternative Treatment. The Internal Revenue Service may contend that an Equity Trust Security should be characterized for federal income tax purposes in a manner different from the approach described above. For example, the Internal Revenue Service might assert that the prepaid forward contracts should be treated as contingent debt obligations of the counterparties, if the counterparties are subject to Treasury regulations governing contingent payment debt instruments. If the Internal Revenue Service were to prevail in making such an assertion, original issue discount would accrue with respect to the prepaid forward contracts at a "comparable yield" for the counterparties under the prepaid forward contracts, determined at the time the prepaid forward contracts are entered into. An investor's pro rata portion of original issue discount in respect of the prepaid forward contracts and original issue discount in respect of the U.S. treasury securities might exceed the aggregate amount of the quarterly cash distributions to the investor. In addition, under this treatment, the investor would be required to treat any gain realized on the sale, exchange or redemption of the Equity Trust Securities as ordinary income to the extent that such gain is allocable to the prepaid forward contracts. Any loss realized on such sale, exchange or redemption that is allocable to the prepaid forward contracts would be treated as an ordinary loss to the extent of the investor's original issue discount inclusions with respect to the prepaid forward contracts, and as capital loss to the extent of loss in excess of such inclusions. It is also possible that the Internal Revenue Service could take the view that an investor should include in income the amount of cash actually received each year in respect of the Equity Trust Securities, or that the Equity Trust Securities as a whole constitute a contingent payment debt instrument subject to the rules described above.

     Fees and Expenses of the Trust. The trust intends to treat fees and expenses paid by Salomon Smith Barney or the counterparties as attributable to them and not the investors. If, however, the fees and expenses were treated as attributable to an investor, such an investor's pro rata portion of the expenses in connection with the organization of the trust, underwriting discounts and commissions and other offering expenses should be includible in the cost to the owner of the Equity Trust Securities. There can be no assurance, however, that the Internal Revenue Service will not take the view that such expenses are excludable from the investor's cost of the Equity Trust Securities. If the Internal Revenue Service were to prevail, such expenses would not be includible in the basis of the assets of the trust and should instead be amortizable and deductible over the term of the trust. If such expenses were treated as amortizable and deductible, an individual investor who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the trust only to the extent that such amortized annual expenses together with the investor's other miscellaneous deductions exceed 2% of such investor's adjusted gross income.

     Potential Application of Constructive Ownership Rules. Some or all of the net long-term capital gain arising from certain "constructive ownership" transactions may be characterized as ordinary income, in which case an interest charge would be imposed on any such ordinary income. These rules have no immediate application to forward contracts in respect of the stock of most corporations, including the Equity Trust Securities transaction. The rules, however, grant discretionary authority to the U.S. Treasury Department to expand the scope of "constructive ownership" transactions to include forward contracts in respect of the stock of all corporations. The rules separately also direct the Treasury to promulgate regulations excluding a forward contract that does not convey "substantially all" of the economic return on an underlying asset from the scope of "constructive ownership" transactions. This category may include the Equity Trust Securities transaction. It is not possible to predict whether such regulations will be promulgated by the U.S. Treasury Department, or the form or effective date that any regulations that may be promulgated might take.

NON-U.S. HOLDERS

     In the case of an investor that is a non-resident alien individual or foreign corporation (a "Non-U.S. Holder"), payments made with respect to the Equity Trust Securities should not be subject to U.S. withholding tax, subject to the exception below, provided that the investor complies with applicable certification requirements relating to its non-U.S. status (including in general the furnishing of an Internal Revenue Service Form W-8BEN or a substitute form). Any capital gain realized upon the sale or other disposition of the Equity Trust Securities by a Non-U.S. Holder generally will not be subject to U.S. federal income tax unless (a) such gain is effectively connected with a U.S. trade or business or (b) in the case of an individual, (i) the individual is present in the United States for 183 days or more in the taxable year of the sale or other disposition, and (ii) either the gain is attributable to a fixed place of business maintained by the individual in the United States, or the individual has a tax home in the United States.

     The trust intends to treat as subject to withholding an amount equal to 30% on the additional distribution paid to any Non-U.S. Holder with respect to the Equity Trust Securities in the event of an extension of the Exchange Date. See "The Forward Contracts -- Extension and Acceleration of the Exchange Date at the Option of Sellers". Non-U.S. Holders should consult their tax advisors regarding the possibility of applying for a refund with respect to such withheld amount.

     A Non-U.S. Holder of the Equity Trust Securities that is subject to U.S. federal income taxation on a net income basis with respect to the Equity Trust Securities should see the discussion in "-- Tax Consequences to U.S. Holders".

BACKUP WITHHOLDING TAX AND INFORMATION REPORTING

     An investor in an Equity Trust Security may be subject to information reporting and to backup withholding tax on certain amounts paid to the investor unless the investor (a) is a corporation or comes within certain other exempt categories and, when required, provides proof of such exemption or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding tax and otherwise complies with applicable requirements of the backup withholding tax rules. Information reporting and backup withholding tax will not apply to payments made to a beneficial owner of an Equity Trust Security if such owner certifies as to its non-U.S. status (by supplying a form W-8BEN) or otherwise establishes an exemption, provided that the trust or its agent does not have actual knowledge that the investor or the beneficial owner is a U.S. person.

     Payment of the proceeds from the sale of an Equity Trust Security to or through a foreign office of a broker will not be subject to information reporting or backup withholding tax, except that if the broker is (1) a U.S. person for U.S. federal income tax purposes, (2) a controlled foreign corporation for U.S. tax purposes, (3) a foreign person 50% or more of whose gross income from all sources for the three-year period ending with the close of its taxable year preceding the payment was effectively connected with a U.S. trade or business or (4) a foreign partnership that, at any time during its taxable year is 50% or more (by income or capital interest) owned by U.S. persons or is engaged in the conduct of U.S. trade or business, information reporting may apply to such payments. Payment of the proceeds from a sale of an Equity Trust Security to or through the U.S. office of a broker is subject to information reporting and backup withholding tax unless the investor or beneficial owner certifies as to its non-U.S. status or otherwise establishes an exemption from information reporting and backup withholding.

     Any amounts withheld under the backup withholding tax rules are not an additional tax and may be credited against a U.S. Holder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the trust has agreed to sell to such underwriter, the number of Equity Trust Securities set forth opposite the name of such underwriter.

                                                              NUMBER OF EQUITY
                                                              TRUST SECURITIES
                        UNDERWRITER                           ----------------
Banc of America Securities LLC..............................     2,128,552
Salomon Smith Barney Inc. ..................................     2,128,552
Bear, Stearns & Co. Inc. ...................................     2,128,551
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated....................................     2,128,551
                                                                 ---------
            Total...........................................     8,514,206
                                                                 =========

     The underwriting agreement provides that the obligations of the several underwriters to purchase the Equity Trust Securities included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Equity Trust Securities (other than those covered by the over-allotment option described below) if they purchase any of the Equity Trust Securities.

     The underwriters propose to offer some of the Equity Trust Securities directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Equity Trust Securities to certain dealers at the public offering price less a concession not in excess of $0.405 per Equity Trust Security. After the initial offering of the Equity Trust Securities to the public, the public offering price and such concession may be changed by the representatives. The sales load of $0.675 per Equity Trust Security is equal to 3% of the initial public offering price.

     Because proceeds from the sale of the Equity Trust Securities will be used by the trust to purchase the prepaid forward contracts from the counterparties, the underwriting agreement provides that the counterparties will pay to the underwriters as compensation $0.675 per Equity Trust Security.

     The trust has granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 1,277,130 additional Equity Trust Securities at the same price per Equity Trust Security as the initial Equity Trust Securities purchased by the underwriters. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional Equity Trust Securities approximately proportionate to such underwriter's initial purchase commitment. In addition, Salomon Smith Barney Inc. purchased four Equity Trust Securities in connection with the organization of the trust.

     Cablevision and certain of its officers and directors have agreed, with exceptions, not to offer, sell, contract to sell or otherwise dispose of, or transfer, any Rainbow Media Group Class A tracking stock or warrants, rights, options or other securities convertible into or exchangeable for Rainbow Media Group Class A tracking stock for 90 days after the effective date of the registration statement relating to the concurrent offering of Rainbow Media Group Class A tracking stock without first obtaining the written consent of the underwriters and Cablevision.

     AT&T has agreed that for a period of up to 90 days from the closing of this offering, except for private transfers to three or fewer entities that have significant communications operations, and except for transfers to AT&T Corp. or subsidiaries or trusts wholly owned, directly or indirectly, by it, in each case where the transferee agrees to be bound by the provisions of this lock-up, AT&T will not engage in any transactions directly or indirectly involving its remaining shares of Rainbow Media Group Class A tracking stock, or any securities the value of which, in whole or in part, relates to or is based upon, or which is exchangeable for or convertible into, in whole or in part, its remaining shares of Rainbow Media Group Class A tracking stock, including a security of AT&T exchangeable into Rainbow Media Group Class A tracking stock, any derivative security of Rainbow Media Group Class A tracking stock or any other type of security in a monetization transaction of AT&T's remaining Rainbow Media Group Class A tracking stock.

     The agreements described above will not restrict Cablevision's ability or the ability of the counterparties to take any of the actions listed above in connection with the offering of Tracking Stock contemplated by the Cablevision prospectus attached to this prospectus.

     The Equity Trust Securities will be a new issue of securities with no established trading market. The Equity Trust Securities have been approved for listing on the NYSE under the symbol "RET". The underwriters intend to make a market in the Equity Trust Securities, subject to applicable laws and regulations. However, the underwriters are not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the underwriters without notice. Accordingly, no assurance can be given as to the liquidity of such market.

     In connection with the formation of the trust, Salomon Smith Barney Inc. subscribed for and purchased four Equity Trust Securities for a purchase price of $100. Under the prepaid forward contracts, the counterparties will be obligated to deliver to the trust Tracking Stock in respect of such Equity Trust Securities on the same terms as the Equity Trust Securities offered hereby. Salomon Smith Barney Inc. sponsored the formation of the trust for purposes of this offering, including selecting its initial Trustees.

     Pursuant to the prepaid forward contracts, the trust has agreed, subject to the terms and conditions set forth therein, to purchase from the counterparties a number of shares of Tracking Stock equal to the total number of Equity Trust Securities to be purchased by the underwriters from the trust pursuant to the underwriting agreement (including any Equity Trust Securities to be purchased by the underwriters upon exercise of the over-allotment option plus the number of Equity Trust Securities purchased by Salomon Smith Barney Inc. in connection with the organization of the trust). Pursuant to the terms of the prepaid forward contracts, the counterparties will deliver to the trust at the Exchange Date a number of shares of Tracking Stock (or, at the option of the counterparties, the cash equivalent) and/or such other consideration as permitted or required by the terms of the prepaid forward contracts, that are expected to have the same value as the shares of Tracking Stock delivered pursuant to the Equity Trust Securities. The closing of the offering of the Equity Trust Securities is conditioned upon execution of the prepaid forward contracts by the counterparties and the trust.

     In connection with the Equity Trust Securities offering, the underwriters may over-allot, or engage in syndicate covering transactions, stabilizing transactions and penalty bids. Over-allotment involves syndicate sales of Equity Trust Securities or Tracking Stock in excess of the number of Equity Trust Securities to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of the Equity Trust Securities or the Tracking Stock in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of Equity Trust Securities or Tracking Stock made for the purpose of preventing or retarding a decline in the market price of the Equity Trust Securities or Tracking Stock while the offering is in progress. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when an underwriter, in covering syndicate short positions or making stabilizing purchases, repurchases Equity Trust Securities or Tracking Stock originally sold by the syndicate member. These activities may cause the price of Equity Trust Securities or Tracking Stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected on the NYSE or in the over-the-counter market, or otherwise and, if commenced, may be discontinued at any time.

     The underwriters and/or their affiliates have performed certain investment banking, commercial banking and advisory services for Cablevision and the counterparties or their respective affiliates from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for Cablevision, the counterparties and their respective affiliates in the ordinary course of its business.

     Cablevision and the counterparties have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of any of those liabilities.

     The offer and sale of the Equity Trust Securities will comply with the requirements of Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding direct participation programs.

                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the trust and the underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain matters of Delaware law will be passed upon for the trust by Richards, Layton & Finger, Wilmington, Delaware. Certain legal matters will be passed upon for the counterparties by Davis Polk & Wardwell, New York, New York.

                                    EXPERTS

     The Statement of Assets, Liabilities and Capital as of November 19, 2001, included in this prospectus has been audited by PricewaterhouseCoopers LLP, independent accountants, given upon the authority of said firm as experts in auditing and accounting.

                      WHERE YOU CAN FIND MORE INFORMATION

     The trust has filed a registration statement for the Equity Trust Securities with the SEC. Information about the Equity Trust Securities and the trust may be found in that registration statement. You may read and copy the registration statement at the public reference facilities of the SEC in Washington, D.C., Chicago, Illinois and New York, New York. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Registration Statement is also available to the public from the SEC's web site at http:\\www.sec.gov.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and Securityholder
  of Equity Securities Trust II:

     In our opinion, the accompanying Statement of Assets, Liabilities and Capital presents fairly, in all material respects, the financial position of Equity Securities Trust II (the "Trust") as of November 19, 2001, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Assets, Liabilities and Capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital, assessing the accounting principles used and significant estimates made by the Trust's management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 19, 2001

                           EQUITY SECURITIES TRUST II

     STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, AS OF NOVEMBER 19, 2001

ASSETS
Cash........................................................   $100
Total Assets................................................   $100
LIABILITIES
Total Liabilities...........................................   $  0
NET ASSETS..................................................   $100
CAPITAL
Equity Trust Securities, one Equity Trust Security issued
  and outstanding...........................................   $100

         The accompanying notes are an integral part of this statement.

                           EQUITY SECURITIES TRUST II

 NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, AS OF NOVEMBER 19, 2001

I.  ORGANIZATION

     Equity Securities Trust II, organized as a Delaware business trust on October 30, 2001, is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940. The trust has no operations to date other than matters relating to its organization and registration. The term of the trust is anticipated to expire in the year 2004; however, the exact date will be determined in the future. The trust may be dissolved prior to its planned termination date under certain circumstances as outlined in the registration statement.

     The trust has registered 9,791,336 Equity Trust Securities representing shares of beneficial interest in the trust. The only securities that the trust is authorized to issue are the Equity Trust Securities. Each of the Equity Trust Securities represents the right to receive (a) quarterly distributions during the term of the trust, and (b) upon the conclusion of the term of the trust (the "Exchange Date"), certain shares of tracking stock (the "Tracking Stock") or cash with an equivalent value (such amounts determined as described in the registration statement). The Equity Trust Securities are not subject to redemption prior to the Exchange Date or the earlier termination of the trust. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust will hold a series of zero-coupon U.S. treasury securities and prepaid forward contracts relating to the Tracking Stock. The business activities of the trust are limited to the matters discussed above. The trust will be treated as a grantor trust for U.S. federal income tax purposes.

     Pursuant to a Subscription Agreement, dated as of November 14, 2001, the trust issued 1 Equity Trust Security to Salomon Smith Barney Inc. in consideration for a purchase price of $100. Upon the determination of the public offering price of the Equity Trust Securities, such Equity Trust Security will be split into a greater number of Equity Trust Securities such that the value of such Equity Trust Security will equal such public offering price per Equity Trust Security.

II.  ORGANIZATIONAL COSTS AND FEES

     Organizational costs and ongoing fees of the trust will be borne by Salomon Smith Barney Inc. The counterparties will reimburse Salomon Smith Barney Inc. for certain expenses of the trust and reimbursements of indemnification paid by it.

III.  MANAGEMENT AND ADMINISTRATION OF TRUST

     The internal operation of the trust will be managed by its trustees; the trust will not have a separate investment adviser. The trust will be overseen by three trustees, and its daily administration will be carried out by The Bank of New York as the administrator. The Bank of New York will also serve as the trust's custodian, paying agent, registrar and transfer agent with respect to the Equity Trust Securities.

THE FOLLOWING PROSPECTUS OF CABLEVISION SYSTEMS CORPORATION IS
ATTACHED AND DELIVERED FOR CONVENIENCE OF REFERENCE ONLY AND
NEITHER CONSTITUTES A PART OF NOR IS INCORPORATED BY REFERENCE IN
THIS EQUITY SECURITIES TRUST II PROSPECTUS.

PROSPECTUS

                                8,514,206 SHARES

                        CABLEVISION SYSTEMS CORPORATION

                   RAINBOW MEDIA GROUP CLASS A TRACKING STOCK

                             ----------------------

     This prospectus relates to an aggregate of up to 8,514,206 shares (or 9,791,336 shares if the over-allotment option described in the trust prospectus referred to below is exercised in full) of Rainbow Media Group Class A tracking stock issued by Cablevision Systems Corporation that are beneficially owned by subsidiaries of AT&T Corp., which may be delivered by Equity Securities Trust II to holders of equity trust securities of the trust. We will receive no portion of the proceeds from the sale of the shares of Rainbow Media Group Class A tracking stock offered through this prospectus or from the sale of the equity trust securities.

     The equity trust securities are being sold by the trust in an offering described in the separate prospectus of the trust. This prospectus relates only to the shares of our Rainbow Media Group Class A tracking stock that may be delivered upon exchange of the equity trust securities. We take no responsibility for any information included in or omitted from the trust prospectus. The trust prospectus does not constitute a part of, and is not incorporated by reference into, this prospectus.

     The Rainbow Media Group Class A tracking stock is listed on the NYSE under the symbol "RMG". The last reported sale price of the Rainbow Media Group Class A common stock, as reported on the NYSE on December 12, 2001, was $22.50 per share.

     The Rainbow Media Group Class A tracking stock is intended to track the performance of our Rainbow Media Group. Holders of Rainbow Media Group Class A tracking stock, however, are common stockholders of Cablevision Systems Corporation and are subject to all the risks of any equity investment in Cablevision Systems Corporation and all of our businesses, assets and liabilities.

     INVESTING IN RAINBOW MEDIA GROUP CLASS A TRACKING STOCK INVOLVES SUBSTANTIAL RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 11 OF THIS PROSPECTUS.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             ----------------------

               The date of this prospectus is December 12, 2001.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Summary.....................................................    3
Risk Factors................................................   11
Forward-Looking Statements..................................   25
Additional Information about Cablevision....................   26
Incorporation of Certain Documents by Reference.............   27
Price Range of Cablevision Common Stock.....................   28
Dividend Policy.............................................   29
Use of Proceeds.............................................   29
Capitalization..............................................   30
Business....................................................   32
Selling Shareholders........................................   41
Description of Rainbow Media Group Class A Tracking Stock...   43
United States Tax Consequences..............................   54
Plan of Distribution........................................   59
Validity of the Shares......................................   60
Experts.....................................................   60

                                    SUMMARY

     This brief summary highlights selected information contained in this prospectus and documents we have incorporated in this prospectus by reference. It does not contain all of the information that is important to you. We urge you to read carefully the entire prospectus, the documents incorporated in this prospectus by reference and the other documents to which this prospectus refers, including our consolidated financial statements and the notes to those financial statements, which are incorporated in this prospectus by reference.

                                  OUR BUSINESS

     We are one of the largest cable operators in the United States. We also have investments in cable programming networks, entertainment businesses and telecommunications companies. As of September 30, 2001, we served about 3 million cable television subscribers in and around the New York City metropolitan area, making us the seventh largest cable operator in the United States based on the number of subscribers. Through our 76.5%-owned subsidiary, Rainbow Media Holdings, Inc., we own interests in and manage numerous national and regional programming networks, the Madison Square Garden sports and entertainment business and cable television advertising sales companies. Through Cablevision Lightpath, Inc., our wholly owned subsidiary, we provide switched telephone services and high-speed Internet access to the business market. We also own or have interests in a number of complementary businesses and companies that include The WIZ (a chain of 43 consumer electronics stores), Clearview Cinemas (a chain of 63 movie theaters) and Northcoast Communications, LLC (a wireless personal communications services business).

     We began the rollout of our digital cable service, branded "iO, Interactive Optimum", on September 28, 2001. The digital cable services initially offered to subscribers include a mix of additional television programming, interactive services and multiple channels of commercial free digital music as well as enhanced picture quality and CD quality sound. Digital cable programming and services include:

     - additional expanded cable channels only available to digital service subscribers,

     - access to additional premium channels, including multiple channels ("multiplexes") of Home Box Office, Showtime, and other premium services,

     - access to video on demand and subscription video on demand programming for all digital customers,

     - "magazine rack" channels offering content for niche audiences, and

     - interactive services including news, sports, weather, traffic, email and MSG Game Director, which lets subscribers select camera angles to watch New York Knicks and New York Rangers home games.

     The entire package of digital services is being offered to our subscribers for an additional cost of $29.95 per month, with a $10 per month discount for the first year lowering the price to $19.95 for those subscribing to our digital service before December 31, 2001. There will be extra charges for the additional premium channels, video on demand and subscription video on demand, and individual services will also be available for separate purchase. Digital subscribers will pay a $5.95 per month equipment charge for each digital converter they select to have in their home.

     Interactive Optimum will initially be launched in certain parts of our cable system in Nassau County, and western Suffolk County, New York and we expect that between 40,000 and 50,000 customers will subscribe for our package of digital cable services by the end of 2001.

     In March 2001, we created and distributed to our stockholders one share of our Rainbow Media Group tracking stock for every two outstanding shares of Cablevision common stock and redesignated each share of Cablevision common stock into one share of our Cablevision NY Group common stock. The Rainbow Media Group Class A tracking stock trades on the NYSE under the symbol "RMG" and the redesignated Cablevision NY Group Class A common stock continues to trade on the NYSE under the symbol "CVC". The Rainbow Media Group tracking stock is intended to reflect the separate economic performance of certain of the businesses and interests of Rainbow Media Holdings, including its national and selected regional programming assets. Cablevision NY Group common stock is intended to reflect the performance of our assets and businesses not attributed to the Rainbow Media Group. See
"Business -- Overview" for a detailed listing of the businesses and interests that have been attributed to the Rainbow Media Group and the Cablevision NY Group. Notwithstanding our intention in creating the Rainbow Media Group tracking stock, for the reasons discussed under "Risk Factors -- Risk Factors Relating to Tracking Stock -- The market price of Rainbow Media Group tracking stock may not reflect the performance of the relevant businesses and interests of the Rainbow Media Group as we intend", it is possible that the Rainbow Media Group tracking stock and the Cablevision NY Group common stock may not reflect the separate performance of the assets and businesses attributed to them.

     Our principal executive offices are located at 1111 Stewart Avenue, Bethpage, New York 11714, and our main telephone number is (516) 803-2300. For a further discussion of our businesses, we urge you to read our Form 10-K and our Form 10-Qs, all of which are incorporated by reference herein. See "Additional Information About Cablevision".

CAPITAL EXPENDITURE OUTLOOK

     We forecast that our capital expenditures will be between $1.0 billion and $1.1 billion in 2001 and between $1.5 billion and $1.7 billion in 2002 for CSC Holdings' cable and other telecommunications operations, including investments for CSC Holdings' continued cable network rebuild, digital set top boxes, related digital equipment and services, as well as consumer and commercial cable modem services. Capital expenditures for all other consolidated Cablevision NY Group operations, including Madison Square Garden, News 12 Networks, MetroChannels, The WIZ and Clearview Cinemas, are estimated to be between $225 million and $250 million in 2001. We forecast Rainbow Media Group's capital expenditures to be between $30 million and $35 million in 2001.

     The 2002 capital expenditures for CSC Holdings' cable and other telecommunications operations are forecast to be higher than the 2001 expenditures primarily because of the accelerated rebuild of our cable network (expected to be 97% upgraded to 750 MHZ by the end of 2002 based on the number of plant miles); the continued rollout of digital boxes; the completion of a digital headend in Parsippany, New Jersey; and other investments required to support the digital network.

     The forecast capital expenditures for 2001 and 2002 do not include any capital expenditures for our direct broadcast satellite business, which will become a consolidated operation upon the consummation of a pending transaction. Depending on the scope of our pursuit of a direct broadcast satellite business, significant additional funding may be required.

     In addition, we have a minority investment in Northcoast Communications, LLC, which owns licenses to operate a wireless personal communications services business in certain communities, including Cleveland, New York and Boston, and we may decide to make additional investments in Northcoast in order to allow Northcoast to pursue some or all of the buildout of a wireless network in these communities.

CHARACTERISTICS OF THE TRACKING STOCK

     The Rainbow Media Group tracking stock and the Cablevision NY Group common stock have dividend and liquidation rights and redemption and exchange terms that are intended to provide interests reflecting the separate economic performance of the businesses and interests they track and, as such, both are regarded as "tracking" stock. Our goal in creating these separate securities was to enable the market to react to the business performance and transactions of each Group. We have allocated, for financial accounting purposes, all of our consolidated assets, liabilities, revenue, expenses and cash flow (excluding amounts related to minority interests) between the Rainbow Media Group and the Cablevision NY Group. See "Risk Factors -- Risk Factors Relating to Tracking Stock" for a discussion of certain risks associated with investing in a "tracking stock" and "Description of Rainbow Media Group Class A Tracking
Stock -- Tracking Stock Policy Statement" for a discussion of our policy on tracking stock.

     Rainbow Media Group and Cablevision NY Group are not separate legal entities and, as such, do not own assets, issue securities or enter into legally binding agreements. Holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock continue to be stockholders of Cablevision and are subject to all of the risks of ownership of common stock of Cablevision. Those holders have no direct financial or ownership interest in the businesses and interests attributed to each Group. In liquidation, those holders will share (on the basis of the respective market capitalizations of each class) only in the net assets of Cablevision available to its shareholder classes after payment or provision for all of our liabilities and payment of the liquidation preference payable to holders of our preferred stock.

                                  THE OFFERING

     AT&T has advised us that, in connection with this offering, one or more of its subsidiaries intend to enter into prepaid forward contracts with Equity Securities Trust II, under which the trust will agree to purchase from these subsidiaries on the exchange date, which is initially February 15, 2005 but may be extended to May 15, 2005, an aggregate of up to 8,514,206 shares of our Rainbow Media Group Class A tracking stock beneficially owned by AT&T (excluding up to 1,277,130 additional shares that are subject to an over-allotment option), subject to the terms and conditions set forth in the contracts. Until the exchange date, AT&T will continue to beneficially own and vote these shares of our Rainbow Media Group Class A tracking stock, subject to the provisions of our Stockholders Agreement with AT&T, if then in effect. We understand that the trust will concurrently sell an aggregate of 8,514,206 equity trust securities (excluding up to 1,277,130 additional securities that are subject to an over-allotment option). We will receive no portion of the proceeds from this transaction. Please refer to the section in this prospectus entitled "Selling Shareholders".

     This prospectus relates to the 8,514,206 shares of our Rainbow Media Group Class A tracking stock that may be distributed by the trust to the holders of the equity trust securities on the exchange date or upon the earlier dissolution of the trust in certain circumstances. This prospectus also relates to the up to 1,277,130 additional shares of our Rainbow Media Group Class A tracking stock that may be distributed by the trust to the holders of the equity trust securities issued upon the exercise of the over-allotment option granted to the underwriters of the equity trust securities.

     The equity trust securities are being sold by the trust in an offering described in the separate prospectus of the trust. This prospectus relates only to the shares of our Rainbow Media Group Class A tracking stock that may be delivered upon exchange of the equity trust securities. WE TAKE NO RESPONSIBILITY FOR ANY INFORMATION INCLUDED IN OR OMITTED FROM THE TRUST PROSPECTUS. The trust prospectus does not constitute a part of, and is not incorporated by reference into, this prospectus.

     AT&T has advised us that its subsidiaries are entering into the prepaid forward contracts with the trust in order to realize immediate proceeds from those contracts, while retaining the right to continue to own the shares of Rainbow Media Group tracking stock covered by the contracts after settlement, if the subsidiaries choose to settle the contracts in cash. AT&T has informed us that this has the effect of providing AT&T and its subsidiaries with:

     - funds to currently repay outstanding indebtedness or use for general corporate purposes;

     - protection in the event the market price of the pledged shares declines and participation in a portion of any appreciation in the market value of the pledged shares;

     - deferral of the taxable gain with respect to the pledged shares until the shares are delivered in settlement of the prepaid forward contracts or otherwise sold; and

     - the opportunity to sell the equity trust securities to a separate group of investors seeking a current cash yield, which is not available on an investment in Rainbow Media Group tracking stock alone.

     In a concurrent offering, AT&T is selling 12,765,000 shares of Rainbow Media Group Class A tracking stock (excluding up to 1,914,750 additional shares that are subject to an over-allotment option). This concurrent offering is not conditioned upon completion of the offering described in this prospectus and vice versa.

                      SELECTED CONSOLIDATED FINANCIAL DATA

     The historical consolidated statement of operations data (except for the deficiency of earnings available to cover fixed charges and preferred stock dividends and the ratio of earnings to fixed charges and preferred stock dividends) and consolidated balance sheet data for each year ended and as of December 31 in each year in the five-year period ended December 31, 2000, included in the following selected financial data, have been derived from our consolidated financial statements, which were audited by KPMG LLP, independent certified public accountants. The historical consolidated statement of operations data for the periods ended September 30, 2001 and 2000 and balance sheet data as of September 30, 2001, included in the following selected financial data, have been derived from our financial statements that have not been audited, but that, in the opinion of our management, reflect all adjustments necessary for the fair presentation of that data for the interim periods. The results of operations for the nine-month period ended September 30, 2001 are not necessarily indicative of the results of operations for the full year, although we expect that we will incur a substantial operating loss for the year ending December 31, 2001. You should read the following information together with our consolidated financial statements and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in each of our Form 10-K, our March 31 Form 10-Q, our June 30 Form 10-Q and our September 30 Form 10-Q.

                                     NINE MONTHS ENDED                                 YEARS ENDED
                                       SEPTEMBER 30,                                  DECEMBER 31,
                                  ------------------------   ---------------------------------------------------------------
                                     2001          2000         2000         1999         1998         1997          1996
                                  -----------   ----------   ----------   ----------   ----------   ----------    ----------
                                        (UNAUDITED)     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
CONSOLIDATED STATEMENT OF
  OPERATIONS DATA(1):
Revenues, net...................  $ 3,115,305   $3,165,349   $4,411,048   $3,942,985   $3,265,143   $1,949,358    $1,315,142
Operating expenses:
  Technical and operating.......    1,236,474    1,199,695    1,696,907    1,535,423    1,268,786      853,800       538,272
  Retail electronics cost of
    sales(2)....................      371,233      383,860      549,978      484,760      367,102           --            --
  Selling, general and
    administrative..............      810,536      771,036    1,178,934    1,203,119      906,465      514,574       313,476
  Depreciation and
    amortization................      759,254      709,333    1,018,246      893,797      734,107      499,809       388,982
                                  -----------   ----------   ----------   ----------   ----------   ----------    ----------
Operating income (loss).........      (62,192)     101,425      (33,017)    (174,114)     (11,317)      81,175        74,412
Other income (expense):
  Interest expense, net.........     (397,782)    (417,235)    (562,615)    (465,740)    (402,374)    (363,208)     (265,015)
  Provision for preferential
    payment to related party....           --           --           --           --         (980)     (10,083)       (5,600)
  Write-off of deferred interest
    and financing costs(3)......      (14,043)          --       (5,209)      (4,425)     (23,482)     (24,547)      (37,784)
  Gain on redemption of
    subsidiary preferred
    stock.......................           --           --           --           --           --      181,738(4)         --
  Equity in net loss of
    affiliates..................      (31,274)     (13,034)     (16,685)     (19,234)     (37,368)     (27,165)      (82,028)
  Gain on sale of cable assets
    and programming interests,
    net.........................    2,178,088      130,758    1,209,865           --      170,912      372,053            --
  Loss on investments, net......      (81,807)          --     (146,429)     (15,100)          --           --            --
  Minority interests............     (326,852)    (124,013)    (164,679)    (120,524)    (124,677)    (209,461)     (137,197)
  Gain on derivative contracts,
    net.........................      355,805           --           --           --           --           --            --
  Miscellaneous, net............       (8,757)      (5,286)     (51,978)      (1,470)     (19,218)     (12,606)       (6,647)
                                  -----------   ----------   ----------   ----------   ----------   ----------    ----------
Income (loss) before income
  taxes.........................    1,611,186     (327,385)     229,253     (800,607)    (448,504)     (12,104)     (459,859)
  Income tax expense............     (321,884)          --           --           --           --           --            --
                                  -----------   ----------   ----------   ----------   ----------   ----------    ----------
Net income (loss)...............  $ 1,289,302   $ (327,385)  $  229,253   $ (800,607)  $ (448,504)  $  (12,104)   $ (459,859)
                                  ===========   ==========   ==========   ==========   ==========   ==========    ==========

                                                     (footnotes begin on page 9)

                                     NINE MONTHS ENDED                                 YEARS ENDED
                                       SEPTEMBER 30,                                  DECEMBER 31,
                                  ------------------------   ---------------------------------------------------------------
                                     2001          2000         2000         1999         1998         1997          1996
                                  -----------   ----------   ----------   ----------   ----------   ----------    ----------
                                        (UNAUDITED)     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME (LOSS) PER SHARE(5):

  CABLEVISION NY GROUP COMMON
    STOCK
    Income (loss) attributed to
      common stock..............  $   933,866   $ (340,963)  $  245,319   $ (781,244)  $ (426,960)          --            --
                                  ===========   ==========   ==========   ==========   ==========
    BASIC
    Basic net income (loss) per
      common share..............  $      5.33   $    (1.96)  $     1.41   $    (4.99)  $    (3.01)          --            --
                                  ===========   ==========   ==========   ==========   ==========
    Basic weighted average
      common shares (in
      thousands)................      175,171      173,631      173,913      156,503      142,016           --            --
                                  ===========   ==========   ==========   ==========   ==========
    DILUTED
    Diluted net income (loss)
      per common share..........  $      5.26   $    (1.96)  $     1.38   $    (4.99)  $    (3.01)          --            --
                                  ===========   ==========   ==========   ==========   ==========
    Diluted weighted average
      common shares (in
      thousands)................      177,669      173,631      177,191      156,503      142,016           --            --
                                  ===========   ==========   ==========   ==========   ==========
  RAINBOW MEDIA GROUP COMMON
    STOCK
    Income (loss) attributed to
      common stock..............  $   355,436   $   13,578   $  (16,066)  $  (19,363)  $  (21,544)          --            --
                                  ===========   ==========   ==========   ==========   ==========
    BASIC
    Basic net income (loss) per
      common share..............  $      4.02   $     0.16   $    (0.18)  $    (0.25)  $    (0.30)          --            --
                                  ===========   ==========   ==========   ==========   ==========
    Basic weighted average
      common shares (in
      thousands)................       88,360       86,816       86,957       78,252       71,008           --            --
                                  ===========   ==========   ==========   ==========   ==========
    DILUTED
    Diluted net income (loss)
      per common share..........  $      3.95   $     0.16   $    (0.18)  $    (0.25)  $    (0.30)          --            --
                                  ===========   ==========   ==========   ==========   ==========
    Diluted weighted average
      common shares (in
      thousands)................       89,984       86,816       88,596       78,252       71,008           --            --
                                  ===========   ==========   ==========   ==========   ==========
  CABLEVISION SYSTEMS
    CORPORATION
    Basic and diluted net income
      (loss) per share..........           --           --           --           --           --   $    (0.12)   $    (4.63)
                                                                                                    ==========    ==========
    Basic and diluted weighted
      average common shares (in
      thousands)................           --           --           --           --           --       99,608        99,308
                                                                                                    ==========    ==========

                                                  AS OF                             AS OF DECEMBER 31,
                                              SEPTEMBER 30,   ---------------------------------------------------------------
                                                  2001           2000         1999          1998         1997         1996
                                              -------------   ----------   -----------   ----------   ----------   ----------
                                               (UNAUDITED)
CONSOLIDATED BALANCE SHEET DATA(1):
Total assets................................   $10,264,182    $8,273,290   $ 7,130,308   $7,061,062   $5,614,788   $3,034,725
Total debt..................................     6,678,704     6,539,461     6,094,701    5,357,608    4,694,062    3,334,701
Minority interests..........................       858,493       587,985       592,583      719,007      821,782           --
Deficit investment in affiliates............            --            --            --           --           --      512,800
Redeemable preferred stock of CSC Holdings,
  Inc.......................................     1,544,294     1,544,294     1,404,511    1,579,670    1,456,549    1,338,006
Stockholders' deficiency....................   (1,340,179)    (2,529,879)   (3,067,083)  (2,611,685)  (2,711,514)  (2,707,026)

                                                     (footnotes begin on page 9)

                                                  AS OF                             AS OF DECEMBER 31,
                                              SEPTEMBER 30,   ---------------------------------------------------------------
                                                  2001           2000         1999          1998         1997         1996
                                              -------------   ----------   -----------   ----------   ----------   ----------
STATISTICAL DATA (UNAUDITED)(1):
  CABLE:
    Homes passed by cable(6)................    4,328,000      4,698,000     5,200,000    5,115,000    4,398,000    3,858,000
    Basic service subscribers...............    2,989,000      3,193,000     3,492,000    3,412,000    2,844,000    2,445,000
    Basic penetration(7)....................         69.1%          68.0%         67.2%        66.7%        64.7%        63.4%
    Number of premium television units(8)...    7,164,000      7,767,000     7,715,000    6,754,000    4,471,000    4,221,000
    Average number of premium units per
      basic subscriber(8)...................          2.4            2.4           2.2          2.0          1.6          1.7
    Average monthly revenue per basic
      subscriber(9).........................   $    49.93     $    46.57   $     44.38   $    42.56   $    38.53   $    36.71
  HIGH-SPEED INTERNET ACCESS:
    Homes released(10)......................    2,762,000      2,000,000       978,000      639,000      124,000           --
    Customers...............................      423,100        238,500        52,100       11,217        2,226           --
    Customers as a percentage of homes
      released..............................         15.3%          11.9%          5.3%         1.8%         1.8%          --
  FINANCIAL RATIOS AND OTHER DATA(1):
    Operating profit before depreciation and
      amortization to revenues..............         22.4%          22.3%         18.3%        22.1%        29.8%        35.2%
    Operating profit before depreciation and
      amortization to interest expense......          1.8x           1.8x          1.5x         1.8x         1.6x         1.7x

CASH FLOW DATA (DOLLARS IN THOUSANDS):        (UNAUDITED)
    Net cash provided by operating
      activities............................   $   45,849     $  124,588   $   274,117   $  400,072   $  241,463   $  170,114
    Net cash provided by (used in) investing
      activities............................      127,737       (523,959)   (1,031,512)    (468,423)    (248,616)    (741,748)
    Net cash provided by (used in) financing
      activities............................       89,436        374,646       646,234     (167,964)     405,682      567,914

---------------
 (1) The consolidated statement of operations, consolidated balance sheet and statistical data reflect various acquisitions and dispositions of cable television systems and other businesses during the periods presented from the time of acquisition or disposition. Acquisitions during the periods presented were accounted for under the purchase method of accounting and, accordingly, the acquisition costs were allocated to the net assets acquired based on their fair value, except for assets previously owned by Mr. Dolan, or affiliates of Mr. Dolan, which were recorded at historical cost. Acquisitions and dispositions included: the transaction with AT&T relating to our Massachusetts cable television systems in January 2001, the sale of our cable television systems in Ohio to Adelphia Communications in 2000, the sale of our cable television system in Michigan to Charter Communications in 2000, the acquisition of cable television systems from TCI in 1998, the acquisition of The WIZ in 1998, the acquisition in 1998 of Clearview Cinemas and of certain movie theaters from Loews Cineplex, the disposition of various cable television systems in 1998, including U.S. Cable, the acquisition of additional interests in MSG in 1997, the contribution of interests in certain programming partnerships and MSG to the Regional Programming Partners partnership with Fox Sports Networks, LLC in 1997, the exchange in 1997 of an interest in Rainbow Media Holdings for NBC-Rainbow Holding Inc.'s interest in various programming partnerships, the acquisition in 1997 from Warburg Pincus Investors of interests in partnerships that owned cable television systems in Nashoba and Framingham, Massachusetts, the acquisition by MSG in 1997 of Radio City Music Hall and the acquisitions in 1996 of Cablevision of Newark and the remaining interests in U.S. Cable.

 (2) Beginning with the acquisition of the assets associated with The WIZ consumer electronics store locations in February 1998, we recorded cost of sales related to these operations, which include the costs of merchandise sold, including associated freight costs, as well as store occupancy and buying costs.

 (3) In April 1996, we wrote off approximately $24.0 million of deferred interest and financing costs in connection with the refinancing of all indebtedness of V Cable and VC Holding, Inc. and the formation of Cablevision of Ohio. In September 1996, we wrote off approximately $10.7 million of deferred financing costs in connection with the refinancing of our credit agreement, and in the fourth quarter of 1996, an additional $3.1 million of deferred financing costs relating to our MFR subsidiary were written off in connection with a reorganization and refinancing of Cablevision MFR, Inc. In July 1997, we paid a premium of approximately $8.4 million to redeem our 10% Senior Subordinated Debentures due 2004 and wrote off deferred financing costs of approximately $5.3 million in connection therewith. Also in 1997, we wrote off deferred financing costs of $4.1 million in connection with the repayment of Cablevision of Ohio's bank debt and $6.5 million in connection with the amendment to and repayment of the term loans under the Madison Square Garden credit facility. In 1998, we paid a premium of $14.9 million to redeem the senior notes assumed by our CCG Holdings subsidiary in the Clearview Cinemas acquisition and wrote off deferred financing costs of $4.7 million in connection with the refinancing of our credit agreement. In 1999, we wrote off $4.4 million of deferred financing costs in connection with amendments to our credit agreement. In 2000, we wrote off $5.2 million of deferred financing costs in connection with amendments to, or termination of, our credit agreements. In 2001, we wrote off $14.0 million in deferred financing costs in connection with amendments to, or termination of, our credit agreements.

 (4) In July 1997, we redeemed the Series A convertible preferred stock of A-R Cable and recognized a gain principally representing the reversal of accrued preferred dividends in excess of amounts paid.

 (5) Basic and diluted net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding. Potential dilutive common shares were not included in the computation as their effect would be antidilutive.

     Basic net income per share is computed by dividing net income by the weighted average common stock outstanding during the period. Diluted net income per share is computed by dividing net income by the weighted average common stock and common stock equivalents outstanding during the period.

     Earnings (loss) per share was calculated as if the tracking stock distribution occurred on January 1, 1998 and is presented individually for the Rainbow Media Group common stock and Cablevision NY Group common stock. Earnings (loss) per share attributed to Rainbow Media Group common stock and Cablevision NY Group common stock for the years ended 1997 and 1996 are not presented since the retroactive allocation is not practicable to compute.

 (6) Homes passed is based upon homes passed by cable actually marketed and does not include multiple dwelling units passed by the cable plant that are not connected to it.

 (7) Basic penetration represents basic service subscribers at the end of the period as a percentage of homes passed at the end of the period.

 (8) Data for 1996, 1997 and 1998 have been restated to conform to the 1999 and subsequent definition.

 (9) Based on recurring service revenues, excluding installation charges and certain other revenues such as advertising, pay-per-view and home shopping revenues, for the month of September or December, as the case may be, divided by the average number of basic subscribers for that month.

(10) Homes released are homes in areas that can be serviced by our high-speed cable modem service. Homes in additional areas are being released as we complete our cable plant upgrade and add other necessary equipment to support the high-speed cable modem business in those new areas. Homes released do not include multiple dwelling units passed by the cable plant that are not connected to it.

                                  RISK FACTORS

     You should consider carefully the risk factors described below, together with the other matters described in this prospectus or incorporated by reference, before deciding to invest in shares of Rainbow Media Group Class A tracking stock.

               RISKS RELATING TO CABLEVISION SYSTEMS CORPORATION

WE HAVE SUBSTANTIAL INDEBTEDNESS AND WE ARE HIGHLY LEVERAGED AS A RESULT, WHICH REDUCES OUR CAPABILITY TO WITHSTAND ADVERSE DEVELOPMENTS OR BUSINESS CONDITIONS.

     We have incurred, and we will continue to incur in the future, substantial amounts of indebtedness to finance operations, expand cable operations and acquire other cable television systems, programming networks, sources of programming and other businesses. We also have incurred, and we will continue to incur, indebtedness in order to offer new services like high-speed Internet access, digital video and interactive services and residential telephone service to present and potential customers. In addition, we have borrowed, and we will continue to borrow, money from time to time to refinance existing indebtedness and redeem our mandatorily redeemable preferred stock. At September 30, 2001, the total indebtedness of CSC Holdings and our other subsidiaries and CSC Holdings' preferred stock aggregated $8.2 billion.

     Because of our substantial indebtedness and CSC Holdings' mandatorily redeemable preferred stock, we are highly leveraged. This means that our payments on our borrowings and our mandatorily redeemable preferred stock are significant in relation to our revenues and cash flow. This leverage exposes us to significant risk in the event of downturns in our businesses, in our industries or in the economy generally, because although our cash flows would decrease in this scenario, our required payments in respect of indebtedness and preferred stock will not.

OUR FINANCIAL STATEMENTS REFLECT SUBSTANTIAL NET LOSSES AND A SIGNIFICANT STOCKHOLDERS' DEFICIENCY AND WE EXPECT THAT OUR NET LOSSES WILL CONTINUE AND REMAIN SUBSTANTIAL FOR THE FORESEEABLE FUTURE, WHICH MAY REDUCE OUR ABILITY TO RAISE NEEDED CAPITAL.

     We reported net losses of $800.6 million and $448.5 million for the years ended December 31, 1999 and 1998, respectively. In addition, we would have incurred significant net losses in 2000 and in the nine months ended September 30, 2001 had we not had substantial gains from sales of cable television systems to Charter Communications, Adelphia Communications Corporation and AT&T Corp. and the sale of a minority interest in certain national programming businesses to Metro-Goldwyn-Mayer, Inc., which led to net income applicable to our common stockholders for those periods. These net losses primarily reflect our high interest expense, preferred stock dividends of CSC Holdings (reflected as minority interests) and depreciation and amortization charges, which we expect will continue to increase. We believe that our net losses will continue and remain substantial for the foreseeable future.

     Our continuing operating losses may limit our ability to raise needed financing, or to do so on favorable terms, as those losses are taken into account by the organizations that issue investment ratings on our indebtedness. Our debt ratings are below the "investment grade" category, which results in higher borrowing costs as well as a reduced pool of potential purchasers of our debt as some investors will not purchase debt securities that are not rated in an investment grade rating category.

WE MUST RAISE SIGNIFICANT AMOUNTS OF FUNDING OVER THE NEXT SEVERAL YEARS TO FINANCE OUR CAPITAL EXPENDITURES PROGRAM AND THE FAILURE TO DO SO SUCCESSFULLY COULD ADVERSELY AFFECT OUR BUSINESS.

     Our business is very capital intensive. Operating, maintaining and upgrading our cable television plant require significant amounts of cash payments to third parties. In addition, we are incurring, and will continue to incur, significant expenses to start up and operate new businesses, like high-speed Internet access, digital cable service and residential telephone service, and to roll out the non-Long Island based commercial telephone business.

     We will not be able to generate sufficient cash internally to finance our planned capital expenditures, to repay our indebtedness at maturity and redeem CSC Holdings' redeemable exchangeable preferred stock at the mandatory redemption dates. Accordingly, we will have to do one of the following:

     - raise additional capital, through debt or equity issuances or both,

     - cancel or scale back current and future spending programs, or

     - sell assets or interests in one or more of our businesses.

     However, you should not assume that we will be able to raise any required additional capital or to do so on favorable terms. If we are unable to pursue our current and future spending programs, we may be forced to cancel or scale back those programs. Our choice of which spending programs to cancel or reduce may be limited. Failure to successfully pursue our capital expenditure and other spending plans could materially and adversely affect our ability to compete effectively.

OUR ABILITY TO MEET OUR OBLIGATIONS AND MAKE PAYMENTS ON OUR CAPITAL STOCK MAY BE RESTRICTED BY LIMITATIONS ON OUR SUBSIDIARIES' ABILITY TO SEND US FUNDS.

     Cablevision conducts no operations and has no source of funds from operations. The ability of CSC Holdings and our other subsidiaries to make payments and distributions to us and, accordingly, our ability to meet our obligations and to make payments on our capital stock, depends upon a number of factors relating to our subsidiaries. These factors include the contractual and legal restrictions discussed under "Description of Rainbow Media Group Class A Tracking Stock -- Dividends", as well as our subsidiaries' financial results, financial condition and other business considerations. In addition, our right to receive any assets of our subsidiaries upon their liquidation or reorganization, and, as a result, the right of the holders of our Rainbow Media Group Class A tracking stock to participate in those assets, will be effectively subordinated to the claims of creditors, including trade creditors, and the holders of preferred stock of CSC Holdings and our subsidiaries.

     As a result of these limitations, Cablevision may lack the necessary funds to make dividend and other payments on our Rainbow Media Group tracking stock.

OUR ABILITY TO INCUR DEBT AND THE USE OF OUR FUNDS ARE LIMITED BY SIGNIFICANT RESTRICTIVE COVENANTS IN OUR FINANCING AGREEMENTS.

     Our credit agreement and some of our debt instruments contain various financial and operating covenants which, among other things, require the maintenance of financial ratios and restrict the relevant borrower's ability to incur debt from other sources and to use funds for various purposes, including investments in some subsidiaries. Violation of these covenants could result in a default which would permit the parties who have lent money under our credit agreement and such other debt instruments to:

     - restrict our ability to borrow undrawn funds under our credit agreement, and

     - require the immediate repayment of the borrowings under our credit agreement and such other debt instruments.

     These events would be likely to have a material adverse effect on the trading prices, and the value, of our Rainbow Media Group tracking stock.

A SIGNIFICANT AMOUNT OF OUR BOOK VALUE CONSISTS OF INTANGIBLE ASSETS THAT MAY NOT GENERATE CASH IN THE EVENT OF A VOLUNTARY OR INVOLUNTARY SALE.

     At September 30, 2001, we reported $10.3 billion of consolidated total assets, of which $2.8 billion were intangible. Intangible assets include assets like franchises from city and county governments to operate cable television systems, affiliation agreements, amounts representing the cost of some acquired assets in excess of their fair value and some deferred costs associated with past financings, acquisitions and other transactions. While we believe that our intangible assets are appropriately valued, you should not assume that we would receive any cash from the voluntary or involuntary sale of these intangible assets, particularly if we were not continuing as an operating business.

AS A RESULT OF THEIR CONTROL OF US, THE DOLAN FAMILY HAS THE ABILITY TO PREVENT OR CAUSE A CHANGE IN CONTROL OR APPROVE OR PREVENT CERTAIN ACTIONS BY US.

     As of September 30, 2001, our chairman, Charles F. Dolan, owned less than 1% of the Cablevision NY Group Class A common stock and the Rainbow Media Group Class A tracking stock, 54.2% of the Cablevision NY Group Class B common stock and the Rainbow Media Group Class B tracking stock and 41.4% of the total voting power of all the outstanding common stock. In addition, as of September 30, 2001, certain trusts for the benefit of members of his family owned 2.4% of the Cablevision NY Group Class A common stock and the Rainbow Media Group Class A tracking stock, 45.8% of the Cablevision NY Group Class B common stock and the Rainbow Media Group Class B tracking stock and 35.4% of the total voting power of all the outstanding common stock. The Dolan family is therefore able to prevent or cause a change in control of Cablevision and no person interested in acquiring Cablevision or the assets and businesses comprising the Rainbow Media Group or the Cablevision NY Group will be able to do so without obtaining the consent of the Dolan family.

     As a result of Mr. Dolan's stock ownership and the stock ownership of his family members, Mr. Dolan has the power to elect all the directors of Cablevision subject to election by holders of Rainbow Media Group Class B tracking stock and Cablevision NY Group Class B common stock. In addition, Dolan family members may control stockholder decisions on matters in which holders of all classes and series of Cablevision common stock vote together as a single class or in which there are separate class votes of the Rainbow Media Group tracking stock or the Cablevision NY Group common stock. These matters could include the amendment of some provisions of Cablevision's certificate of incorporation and the approval of fundamental corporate transactions.

     In addition, because the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of the Rainbow Media Group Class B tracking stock and Cablevision NY Group Class B common stock, voting separately as a class, is required to approve:

     - the authorization or issuance of any additional shares of Class B stock, and

     - any amendment, alteration or repeal of any of the provisions of Cablevision's certificate of incorporation that adversely affects the powers, preferences or rights of the Class B stock;

the Dolan family members also have the power to prevent such issuance or amendment. The voting rights of the Class B stock beneficially owned by Mr. Dolan and his spouse will not be modified as a result of any transfer of legal or beneficial ownership of the Class B stock.

WE HAVE GRANTED REGISTRATION RIGHTS COVERING A PORTION OF OUR SHARES, WHICH COULD RESULT IN SUBSTANTIAL SALES OF OUR COMMON STOCK AND WHICH COULD LEAD TO A DECREASE IN THE MARKET PRICE OF OUR COMMON STOCK.

     We have granted registration rights to various shareholders, including Charles F. Dolan and some Dolan family interests, AT&T subsidiaries and NBC-Rainbow Holding.

     The direct or indirect subsidiaries of AT&T holding the 24,471,086 shares of Rainbow Media Group Class A tracking stock included in this registration statement have certain registration rights with respect to their shares of Cablevision common stock. On August 8, 2001, we entered into an agreement with AT&T pursuant to which we agreed to file the registration statement of which this prospectus is a part. AT&T has advised us that, concurrently with this offering, one or more of its subsidiaries intend to enter into prepaid forward contracts under which a trust will agree to purchase up to 9,791,336 shares of Rainbow Media Group Class A tracking stock in a separate transaction. See "Selling Shareholders". If the sale of shares by AT&T covered by this prospectus and the purchase contemplated by the prepaid forward contracts occur and the two related over-allotment options are exercised in full, AT&T will have sold all of its shares of Rainbow Media Group Class A tracking stock; however, we understand that AT&T will have the right to settle the prepaid forward contracts in cash. In that event, if certain conditions are satisfied, AT&T will continue to own those shares and may have certain registration rights with respect to those shares. See "Selling Shareholders".

     We have also granted NBC-Rainbow Holding registration rights with respect to the 44,700,000 shares of Rainbow Media Group Class A tracking stock it will receive upon exchange of its Rainbow Media Holdings equity securities over a period of up to nine years.

     Sales of or other transactions relating to a substantial number of shares of Class A common stock or Class B common stock of either Group, including the sales by AT&T of its Rainbow Media Group Class A tracking stock, the prepaid forward contracts described above, other contracts entered into by AT&T relating to its shares of Rainbow Media Group Class A tracking stock, or sales of or other transactions relating to the shares of Cablevision NY Group Class A common stock beneficially owned by AT&T, could adversely affect the market price of the Class A common stock of either or both Groups and could impair our future ability to raise capital through an offering of our equity securities.

OUR BUSINESS IS SUBJECT TO EXTENSIVE GOVERNMENT REGULATION AND CHANGES IN CURRENT OR FUTURE LAWS OR REGULATIONS COULD RESTRICT OUR ABILITY TO OPERATE OUR BUSINESS AS WE CURRENTLY DO.

     The FCC and state and local governments extensively regulate the basic rates we may charge our customers for video services. They also regulate us in other ways that affect the daily conduct of our video delivery and video programming businesses, our telephone business and, possibly in the future, our high-speed Internet access business. Any action by the FCC, the states of New York, New Jersey or Connecticut, or concerted action by local regulators, the likelihood or extent of which we cannot predict, could have a material financial effect on us.

RECENT FCC AND CONGRESSIONAL ISSUES MAY AFFECT OUR BUSINESSES.

     A federal appellate court recently held unconstitutional the FCC's national 30% limit on the number of households that any cable company can serve. This ruling could affect us because of AT&T's investment in Cablevision through its acquisition of TCI. The FCC recently began a proceeding to determine whether to adopt a new national limit.

     Some parties have proposed federal, state and local requirements that would force cable systems to provide carriage to third-party Internet service providers in addition to services the system itself provides, such as Cablevision's Optimum Online. The FCC thus far has rejected these requests, but federal and state legislation has been introduced that would require this access. We cannot predict at this time whether or to what extent legislation might be successful. Several federal court decisions have invalidated local franchising authority requirements that the cable system in the community provide access to all third-party Internet service providers. Some local franchising authorities where we operate might attempt to impose a similar requirement on us. Faced with this uncertainty, the FCC opened an inquiry into how to classify the provision of this service by a cable system, and could reverse its position and impose regulatory obligations on such a service. The issue of classification of this service also came before the Supreme Court on October 2, 2001, in a case challenging certain FCC utility pole attachment rules.

OUR CURRENT FRANCHISES ARE GENERALLY NON-EXCLUSIVE AND OUR FRANCHISORS NEED NOT RENEW OUR FRANCHISES.

     Our cable television systems are operated primarily under non-exclusive franchise agreements with local government franchising authorities, in some cases with the approval of state cable television authorities. Consequently, our business is dependent on our ability to obtain and renew our franchises. Although we have never lost a franchise as a result of a failure to obtain a renewal, our franchises are subject to non-renewal or termination under some circumstances.

     In some cases, franchises have not been renewed at expiration, and we operate under either temporary operating agreements or without a license while negotiating renewal terms with the franchising authorities.

OUR FINANCIAL PERFORMANCE MAY BE HARMED BY THE SIGNIFICANT AND CREDIBLE RISK OF COMPETITION IN OUR CABLE TELEVISION BUSINESS.

     We compete with a variety of television programming distribution systems, including:

     - broadcast television stations,

     - direct broadcast satellite systems,

     - multichannel multipoint distribution services,

     - satellite master antenna systems, and

     - private home dish earth stations.

For example, two direct broadcasting satellite systems are now operational in the United States. These direct broadcast satellite systems have attracted large subscriber bases, a significant portion of which are persons who were, or would have been, cable television subscribers. Echostar, one operator of a direct broadcast satellite system, has agreed to acquire Hughes, which operates the DirecTV direct broadcast satellite system. Cable systems also compete with the entities that make videotaped movies and programs available for home rental.

     The Telecommunications Act of 1996 gives telephone companies and other video providers the option of providing video programming to subscribers through "open video systems", a wired video delivery system similar to a cable television system that may not require a local cable franchise. RCN, an open video system operator that teams with electric utilities, is currently competing with us in parts of New York City and New Jersey. Additional video competition to cable systems is possible from new wireless microwave services authorized by the FCC.

     In addition, the Telecommunications Act of 1996 permits a telephone company to provide video programming to subscribers in its telephone service territory. Southern New England Telephone Co. in Connecticut obtained a statewide franchise to construct and operate cable television systems in several communities in which we currently hold cable franchises, and began offering service in competition with us, but has now successfully petitioned the state to discontinue its video operations. In addition to now being able to compete with us for video customers, telephone companies are substantial competitors to our high-speed Internet access and switched telephone businesses.

WE FACE INTENSE COMPETITION IN OBTAINING CONTENT FOR OUR PROGRAMMING BUSINESSES.

     Rainbow Media Holdings competes with other programming networks to secure desired programming. Most of Rainbow Media Holdings' programming is obtained through agreements with other parties that have produced or own the rights to such programming. Competition for such programming will increase as the number of programming networks increases. Other programming networks that are affiliated with programming sources such as movie or television studios, film libraries or sports teams may have a competitive advantage over Rainbow Media Holdings in this area. For example, on June 20, 2001, YankeeNets exercised its right to buy back for $30 million MSG's rights to broadcast 85 New York Yankees baseball games during 2002. YankeeNets had received this buy back option in connection with the settlement of a lawsuit between MSG Network and YankeeNets relating to future telecast rights of New York Yankees baseball games. MSG Network has derived significant revenues from the New York Yankees telecast rights, including $33 million, $46 million and $51 million of advertising and broadcasting revenues in 1998, 1999 and 2000. Additionally, MSG Network (including Fox Sports Net New York) recorded total affiliate revenues of $173 million, $193 million and $232 million in 1998, 1999 and 2000. These affiliate revenues are not directly associated with any specific MSG Network programming, which also includes telecasts of the New York Knicks and New Jersey Nets professional basketball teams, the New York Rangers, New York Islanders and New Jersey Devils professional hockey teams, the New York Mets professional baseball team, the New York Liberty professional women's basketball team and a variety of other sports programming. The loss of the future telecast rights of New York Yankees baseball games could have a material adverse effect on the revenues and results of operations of MSG Network.

                RISK FACTORS RELATING TO THE RAINBOW MEDIA GROUP

THE RAINBOW MEDIA GROUP HAS A HISTORY OF NET LOSSES AND IT MAY NOT REPORT NET INCOME IN THE FUTURE.

     The Rainbow Media Group has historically sustained net losses. It sustained net losses of $22.2 million in 1998, $19.3 million in 1999 and $8.7 million in 2000, with losses attributed to common stock of $21.5 million, $19.4 million and $16.1 million, respectively.

     A number of the Rainbow Media Group's programming operations have a limited operating history and are expected to continue to generate significant net losses for the next several years. The Rainbow Media Group also intends to develop new programming networks that may also generate significant operating losses and it may not report net income in the future.

THE REVENUES OF THE BUSINESSES IN THE RAINBOW MEDIA GROUP HAVE GROWN RAPIDLY, BUT WE CANNOT ASSURE THAT THE PACE OF GROWTH WILL CONTINUE.

     Revenues for the businesses in the Rainbow Media Group have grown rapidly, increasing 28% in 1999, 34% in 2000 and 21% for the first nine months of 2001 as compared to the first nine months of 2000. While 16% of the 2000 increase and 1% of the interim 2001 increase resulted from acquisitions, the majority of the increase in revenues has been the result of growth in subscribers, rate increases and higher advertising revenues.

     Following the events of September 11, the already weak advertising markets worsened, which has resulted in a lower rate of advertising growth for the national and regional entertainment networks in the Rainbow Media Group. There can be no assurances that the advertising markets will improve or that other areas of the businesses in the Rainbow Media Group will continue to exhibit the rapid rate of growth. If the advertising markets do not improve or if our national and regional entertainment networks are not able to continue to increase the number of subscribers or the rates that they charge to distributors, the pace of growth of revenues for those businesses will not continue.

THE RAINBOW MEDIA GROUP WILL REQUIRE SIGNIFICANT ADDITIONAL FUNDING FOR INVESTMENTS IN NEW PROGRAMMING CONTENT AND SERVICES.

     The Rainbow Media Group will require significant additional funding for investments in new programming content and services. The Rainbow Media Group does not expect that it will be able to raise sufficient funds internally to fund these investments. Accordingly, it will have to obtain the funds from bank credit facilities, equity capital, public debt securities, or a combination thereof, or cancel or scale back these investments; however, no assurances as to the Rainbow Media Group's ability to raise the necessary funding can be provided.

NEW DISTRIBUTION TECHNOLOGIES MAY FUNDAMENTALLY CHANGE THE WAY THE RAINBOW MEDIA GROUP DISTRIBUTES ITS CHANNELS AND COULD SIGNIFICANTLY DECREASE ITS REVENUES.

     Digital technology is likely to accelerate the convergence of broadcast, telecommunications, internet and other media and could result in material changes in the economics, regulations, intellectual property usage and technical platforms on which the Rainbow Media Group's business relies, including lower revenues for our existing programming services and generally lower retail rates for all video services. The Rainbow Media Group's plans for the launch of new programming networks rely on the strength of digital penetration. These changes will fundamentally affect the scale, source and volatility of the Rainbow Media Group's revenue streams, cost structures and profitability, and may require the Rainbow Media Group to significantly change its operations. There is a risk that the Rainbow Media Group's business and prospects will be harmed by these changes and that the Rainbow Media Group will not identify or adapt to them as quickly as its competitors do.

THE RAINBOW MEDIA GROUP'S SUCCESS DEPENDS UPON THE AVAILABILITY OF PROGRAMMING THAT IS ADEQUATE IN QUANTITY AND QUALITY.

     The Rainbow Media Group's success depends upon the availability of programming that is adequate in quantity and quality. In particular, the national entertainment networks depend upon the availability of films and music in their niche markets and the regional sports networks depend upon the availability of local sports programming, especially professional sports programming.

     The national entertainment networks are parties to film rights agreements giving the networks the right to carry certain films during certain window periods. The regional sports networks are parties to sports rights agreements giving the networks the right to carry all or a portion of the games of local professional sports teams. These rights agreements expire at varying times, may be terminated by the other party if we are not in compliance with the terms of the agreement and, in the case of all sports rights agreements, are subject to league rules and regulations.

     We cannot assure you that the Rainbow Media Group will ultimately be successful in negotiating renewals of its rights agreements or in negotiating adequate substitute rights agreements in the event that its rights agreements expire or are terminated.

THE RAINBOW MEDIA GROUP IS COMMITTED TO MAKE SUBSTANTIAL PAYMENTS OVER EXTENDED PERIODS OF TIME UNDER NUMEROUS CONTRACTS RELATING TO THE ACQUISITION OF PROGRAMMING.

     The Rainbow Media Group has entered into numerous contracts relating to the acquisition of programming, including rights agreements with film companies and professional and other sports teams. These contracts typically require substantial payments over extended periods of time.

THE RAINBOW MEDIA GROUP'S SUCCESS DEPENDS UPON THE EXISTENCE OF AGREEMENTS WITH A LIMITED NUMBER OF DISTRIBUTORS FOR ITS PROGRAMMING.

     The Rainbow Media Group's success depends upon the existence of agreements between its programming networks and cable system operators and other distributors. Existing affiliation agreements of the Rainbow Media Group's programming networks expire at various dates and, as described below, some are due to expire at the end of 2001 or are not evidenced by executed agreements. The loss of any of those significant distributors could potentially severely impact its business and results of operations. In addition, in some cases, if a distributor is acquired, the affiliation agreement of the acquiring distributor will govern following the acquisition. In those circumstances, the acquisition of a distributor that is party to one or more affiliation agreements with the Rainbow Media Group on terms that are more favorable to us could adversely impact our business and results of operations.

SOME OF AMC'S AND BRAVO'S AFFILIATION AGREEMENTS WILL EXPIRE IN 2001 AND WE CANNOT ASSURE YOU THAT THEY WILL BE RENEWED.

     Affiliation agreements covering 7% of AMC's basic subscribers and 8% of Bravo's basic subscribers expire by the end of 2001 and other of these affiliation agreements expire beginning in 2003. Failure to renew these AMC and Bravo affiliation agreements could have a material adverse effect on the businesses of AMC and Bravo and on the Rainbow Media Group. In addition, we cannot assure you that, even if these affiliation agreements are renewed, that the renewal rates will equal or exceed the rates that are currently being charged. In addition, certain parties have the right to terminate their affiliation agreements prior to the expiration of their term under certain circumstances:

CERTAIN AFFILIATION ARRANGEMENTS ARE NOT EVIDENCED BY EXECUTED AGREEMENTS AND COULD BE TERMINATED BY THE DISTRIBUTOR AT ANY TIME.

     Certain affiliation arrangements that we are party to are not evidenced by written agreements. We cannot assure you that the Rainbow Media Group will ultimately be successful in negotiating definitive documentation of these affiliation arrangements or that the counterparties will continue to carry our networks under these arrangements at the rates currently being paid. Loss of affiliation arrangements with these parties could have a material adverse effect on the business of the Rainbow Media Group.

IF THE RAINBOW MEDIA GROUP'S PROGRAMMING DECLINES IN POPULARITY, ITS ADVERTISING REVENUES COULD FALL AND ITS CONTRACTS WITH ITS DISTRIBUTORS MAY NOT BE RENEWED.

     The financial success of the Rainbow Media Group's programming depends partly upon unpredictable and volatile factors beyond its control, such as:

     - viewer preferences,

     - the strength of the advertising market,

     - competing programming, and

     - the availability of other entertainment activities.

     A shift in viewer preferences could cause the Rainbow Media Group's programming to decline in popularity, which could cause a decline in advertising fee revenues and could jeopardize renewal of its contracts with distributors. The Rainbow Media Group may not be able to anticipate and react effectively to shifts in tastes and interests in its markets. A decline in available advertising expenditures by advertisers could also cause a decline in fee revenues regardless of a change in viewer preferences. In addition, the Rainbow Media Group's competitors may have more flexible programming arrangements, as well as greater volumes of production, distribution and capital resources, and may be able to react more quickly to shifts in tastes and interests. We cannot assure you that the Rainbow Media Group will be able to maintain the success of any of its current programming, or generate sufficient demand and market acceptance for its new programming.

THE RAINBOW MEDIA GROUP WILL INCUR SIGNIFICANT FUNDING REQUIREMENTS IN ORDER TO INTRODUCE NEW SERVICES AND ADAPT TO TECHNOLOGICAL CHANGE.

     The cable and satellite television industry has been, and is likely to continue to be, subject to:

     - frequent introductions of new services and alternative technologies, including new technologies for providing video services, and

     - rapid and significant technological change, including continuing developments in technology, such as digital technology, which do not presently have widely accepted standards.

     The Rainbow Media Group's future success will depend, in part, on its ability to anticipate and adapt to technological changes and to offer, on a timely basis, services that meet customer demands and evolving industry standards. The introduction of new services may require the Rainbow Media Group to obtain significant additional funding.

THE RAINBOW MEDIA GROUP COMPETES WITH OTHER COMPANIES IN THE ENTERTAINMENT INDUSTRY.

     The Rainbow Media Group also competes, in varying degrees, with other leisure-time activities such as broadcast television, the internet, radio, online services, print media, personal computers, motion picture theaters, video cassettes, sporting events and other alternative sources of entertainment and information for total entertainment dollars in the marketplace.

     When distribution is obtained, the programming offered by the Rainbow Media Group competes, in varying degrees, for viewers and advertisers with programming networks, broadcast television, pay-per-view, video-on-demand, and other content offered on cable television and other programming distribution systems. On other mediums, the Rainbow Media Group competes with other content and services available to the consumer through online services. We cannot assure you that the Rainbow Media Group will be able to compete effectively.

     If the Rainbow Media Group is unable to compete effectively with large diversified entertainment companies that have substantially greater resources than it has, its operating margins and market share could be reduced, and the growth of its business inhibited.

THE RAINBOW MEDIA GROUP'S RELATIONSHIP WITH THE CABLEVISION NY GROUP COULD CREATE CONFLICTS OF INTEREST.

     The Rainbow Media Group and the Cablevision NY Group have differing interests in the pricing for the services that the Rainbow Media Group delivers to the Cablevision NY Group. The Cablevision NY Group's affiliation agreements with the Rainbow Media Group are generally favorable to the Cablevision NY Group, reflecting the Cablevision NY Group's support of the Rainbow Media Group's development of programming services.

THE RAINBOW MEDIA GROUP'S BUSINESS IS LIMITED BY REGULATORY CONSTRAINTS.

     Although the Rainbow Media Group's programming business is not directly regulated by the Federal Communications Commission under the Communications Act of 1934, to the extent that regulations and laws, either presently in force or proposed, hinder or stimulate the growth of the cable television and satellite industries, the business of the Rainbow Media Group will be affected. Certain FCC regulations affect Rainbow Media Group more directly. For instance, because of Cablevision's ownership of the businesses in the Rainbow Media Group, those businesses are required by the Federal Communications Act under certain circumstances to sell their programming services to any multichannel video programming distributor and are precluded from entering into exclusive contracts with any cable operator. The latter limitation is currently under review by the FCC, but we cannot predict the outcome of that review at this time. Other FCC requirements, such as closed-captioning of programming for the hearing impaired and "must carry" obligations that require cable operators to give broadcasters preferential access to channel space, also affect the Rainbow Media Group's businesses.

     The regulation of cable television services and satellite carriers is subject to the political process and has been in constant flux over the past decade. Further material changes in the law and regulatory requirements must be anticipated. We cannot assure you that the Rainbow Media Group's business will not be adversely affected by future legislation, new regulation or deregulation.

                    RISK FACTORS RELATING TO TRACKING STOCK

     The Rainbow Media Group tracking stock and the Cablevision NY Group common stock are both "tracking stocks" issued by Cablevision. The following risk factors focus on the risk of investing in our Rainbow Media Group tracking stock, which is the series of our tracking stock offered in this offering. However, the risks of tracking stock apply equally to both series of tracking stock, unless we indicate otherwise.

THE MARKET PRICE OF RAINBOW MEDIA GROUP TRACKING STOCK MAY NOT REFLECT THE PERFORMANCE OF THE RELEVANT BUSINESSES AND INTERESTS OF THE RAINBOW MEDIA GROUP AS WE INTEND.

     We cannot assure you that the market price of Rainbow Media Group tracking stock will in fact reflect the performance of the Rainbow Media Group as we intend. Holders of Rainbow Media Group tracking stock continue to be common stockholders of Cablevision and, as such, are subject to all risks associated with an investment in Cablevision and all of our businesses, assets and liabilities. A tracking stock and its terms are complex and investors may not fully understand them. The market price of Rainbow Media Group Class A tracking stock could simply reflect the performance of Cablevision as a whole, or the market price could more independently reflect the performance of the business of the Rainbow Media Group. Investors may discount the value of the Rainbow Media Group stock because it is part of a common enterprise rather than a stand-alone entity.

THE MARKET PRICE OF RAINBOW MEDIA GROUP CLASS A TRACKING STOCK COULD BE ADVERSELY AFFECTED BY EVENTS INVOLVING THE CABLEVISION NY GROUP OR THE PERFORMANCE OF THE CABLEVISION NY GROUP CLASS A COMMON STOCK.

     Events, such as earnings announcements or announcements of new products or services and acquisitions or dispositions that the market does not view favorably and thus adversely affect the market price of Cablevision NY Group Class A common stock, may adversely affect the market price of the Rainbow Media Group Class A tracking stock. Because both series are common stock of Cablevision, an adverse market reaction to one series of stock may, by association, cause an adverse reaction to the other series of stock. This could occur even if the triggering event was not material to Cablevision as a whole. In addition, the market price of both the Cablevision NY Group Class A common stock and the Rainbow Media Group Class A tracking stock may be adversely affected if investors have difficulties understanding the complex nature of the terms of each of these stocks.

HOLDERS OF RAINBOW MEDIA GROUP TRACKING STOCK ARE COMMON STOCKHOLDERS OF CABLEVISION AND ARE, THEREFORE, SUBJECT TO RISKS ASSOCIATED WITH AN INVESTMENT IN CABLEVISION AS A WHOLE, EVEN IF THEY DO NOT OWN CABLEVISION NY GROUP COMMON STOCK.

     The issuance of tracking stock does not change the legal title to any assets or responsibility for any liabilities and does not affect the rights of any of our creditors. The Rainbow Media Group and the Cablevision NY Group are not separate legal entities and as such cannot own assets, issue securities or enter into legally binding agreements. Consequently:

     - Holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock do not have any legal rights related to specific assets of either the Rainbow Media Group or the Cablevision NY Group and, in any liquidation, will receive a share of the net assets of Cablevision based on the relative market capitalization of Rainbow Media Group tracking stock and Cablevision NY Group common stock rather than on any assessment of their respective actual values.

     - If the cash flow of either the Rainbow Media Group or the Cablevision NY Group is insufficient to satisfy any debt owed by that Group or any inter-Group loans, both the Rainbow Media Group and the Cablevision NY Group would be adversely affected. In addition, our charter does not prevent us from using the assets attributed to the Rainbow Media Group to satisfy the liabilities attributed to the Cablevision NY Group.

     - The assets we attribute to the Rainbow Media Group could be subject to the liabilities attributed to the Cablevision NY Group, even if those liabilities arise from lawsuits, contracts or indebtedness that we attribute to the Cablevision NY Group.

     - The financial results and condition of the Cablevision NY Group could adversely affect the Rainbow Media Group's ability to pay dividends.

     - Any dividends or distributions on, or repurchases of, either series of common stock will reduce the assets of Cablevision legally available for dividends on both that series and the other series.

     Accordingly, you should read the financial information for each Group together with the financial information for the other Group and for Cablevision.

HOLDERS OF RAINBOW MEDIA GROUP TRACKING STOCK MAY NOT HAVE ANY REMEDIES IF ANY ACTION BY DIRECTORS OR OFFICERS HAS AN ADVERSE EFFECT ON A CLASS OF STOCK RELATED TO THE RAINBOW MEDIA GROUP.

     Holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock do not have shareholder rights associated with traditional common stock. Having two series of common stock could give rise to occasions when the interests of holders of one series might diverge or appear to diverge from the interests of holders of the other series. In addition, due to the extensive relationships between the Rainbow Media Group and the Cablevision NY Group, there may be inherent conflicts of interest between the two Groups. Under Delaware law, officers and directors of Cablevision owe fiduciary duties to all of

Cablevision's stockholders, and decisions deemed to be in the best interest of Cablevision may not be in the best interest of a Group when considered on its own.

     Under the principles of Delaware law, you may not be able to challenge decisions that have a disparate impact upon holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock if our board of directors:

     - is disinterested and adequately informed with respect to such decisions, and

     - acts in good faith and in the honest belief that it is acting in the best interests of all of Cablevision's stockholders.

MARKET PRICES OF EITHER SERIES OF STOCK MAY BE ADVERSELY AFFECTED BY OUR BOARD OF DIRECTORS' DECISIONS THAT AFFECT THE RAINBOW MEDIA GROUP AND THE CABLEVISION NY GROUP DIFFERENTLY.

     Our board of directors, in its sole discretion, will make operational and financial decisions and implement policies that will affect the businesses of the Rainbow Media Group and the Cablevision NY Group differently, including, for example, establishing the terms of transactions between the Rainbow Media Group and the Cablevision NY Group, and the allocation of costs and expenses, assets, liabilities, business opportunities, resources and personnel between the two Groups. In addition, it is within our board's sole discretion to change, eliminate or add to the treasury activities described in our amended charter. For example, cash proceeds from the issuance of securities by the Rainbow Media Group may be loaned to or invested in entities in the Cablevision NY Group. Such actions may benefit one Group and the common stockholders of that Group and disadvantage the other Group and the common stockholders of that Group.

OUR BOARD OF DIRECTORS MAY CHANGE OUR TRACKING STOCK POLICY STATEMENT TO THE DETRIMENT OF ONE GROUP WITHOUT STOCKHOLDER APPROVAL.

     Our tracking stock policy statement is set forth under "Description of Rainbow Media Group Class A Tracking Stock -- Tracking Stock Policy Statement". Our board of directors may at any time change, or make exceptions to, the policies set forth in our tracking stock policy statement with respect to the relationships between the Groups or other matters, or may adopt additional policies, without stockholder approval. A decision to change, or make exceptions to, these policies or adopt additional policies could disadvantage the holders of one series of common stock, and advantage the holders of another series of common stock.

STOCKHOLDERS WILL NOT VOTE ON HOW TO ALLOCATE CONSIDERATION RECEIVED IN CONNECTION WITH A MERGER INVOLVING ALL OF CABLEVISION AMONG HOLDERS OF RAINBOW MEDIA GROUP TRACKING STOCK AND HOLDERS OF CABLEVISION NY GROUP COMMON STOCK.

     Our amended charter does not contain any provisions governing how consideration received in connection with a merger or consolidation involving all of Cablevision is to be allocated between holders of Rainbow Media Group tracking stock and holders of Cablevision NY common stock. In any such merger or consolidation, the different ways our board of directors may divide the consideration might have materially different results. As a result, the consideration to be received by holders of Rainbow Media Group tracking stock in any such merger or consolidation may be materially less valuable than the consideration they would have received if they had a separate class vote on such merger or consolidation.

WE MAY DISPOSE OF ASSETS OF EITHER THE RAINBOW MEDIA GROUP OR THE CABLEVISION NY GROUP WITHOUT YOUR APPROVAL.

     Delaware law requires stockholder approval only for a sale or other disposition of all or substantially all of the assets of Cablevision. As long as the assets attributed to either the Rainbow Media Group or the Cablevision NY Group represent less than substantially all of Cablevision's assets, we may approve sales and other dispositions of any amount of the assets of that Group without any stockholder approval. For example, based on the initial composition of the Rainbow Media Group, a sale of all of the Rainbow Media Group would not be considered a sale of substantially all the assets of Cablevision.

IF OUR BOARD OF DIRECTORS CAUSES A SEPARATION OF THE RAINBOW MEDIA GROUP FROM CABLEVISION, ANY OR ALL SERIES OF STOCK MAY SUFFER A LOSS IN VALUE.

     Our board of directors may, without stockholder approval, declare that all outstanding shares of Rainbow Media Group tracking stock will be exchanged for shares of one or more wholly-owned subsidiaries of Cablevision that own all of the assets and liabilities attributed to the Rainbow Media Group. Such an exchange would result in the subsidiary or subsidiaries becoming independent of Cablevision. If our board of directors chooses to exchange shares of Rainbow Media Group tracking stock:

     - the market value of the subsidiary shares received in that exchange could be or become more or less than the market value of the tracking stock exchanged; and/or

     - the market value of Cablevision NY Group common stock could decrease from its market value before the exchange.

     The market value of the subsidiary shares and/or Cablevision NY Group common stock may decrease in part because the subsidiary and/or our remaining businesses may no longer benefit from the advantages of doing business under common ownership with the other Group.

HOLDERS OF A SERIES OF STOCK MAY RECEIVE LESS CONSIDERATION UPON A SALE OF THE ASSETS ATTRIBUTED TO THEIR GROUP THAN IF THEIR GROUP WERE A SEPARATE COMPANY.

     If we sell 80% or more of the properties and assets attributed to either Group and the Group to which the sold assets were attributed were a separate, independent company and its shares were acquired by another person, certain costs of that sale, including corporate level taxes, might not be payable in connection with that acquisition. As a result, stockholders of a separate, independent company might receive a greater amount than the net proceeds that would be received by the holders of the stock related to that Group.

HOLDERS OF A SERIES OF STOCK MAY RECEIVE LESS RETURN ON THEIR INVESTMENT UPON A CHANGE OF CONTROL THAN IF THEY WERE STOCKHOLDERS OF A SEPARATE COMPANY.

     If the Rainbow Media Group and the Cablevision NY Group were separate independent companies, any person interested in acquiring either the Rainbow Media Group or the Cablevision NY Group without negotiating with management could seek control of that entity by obtaining control of its outstanding voting stock by purchasing shares from the Dolan family or by means of a tender offer or proxy contest. However, a person interested in acquiring only one Group without negotiation with Cablevision's management could obtain control of that Group only by obtaining control of the outstanding voting stock of Cablevision. This may hinder potential acquirers of one Group's assets and therefore prevent holders of such Group's stock from achieving additional return on their investment related to such acquisition.

HOLDERS OF THE SERIES OF STOCK HAVING THE MAJORITY OF THE VOTES WILL BE IN CONTROL OF CABLEVISION SINCE THE HOLDERS OF RAINBOW MEDIA GROUP TRACKING STOCK GENERALLY VOTE TOGETHER AS A SINGLE CLASS WITH HOLDERS OF CABLEVISION NY GROUP COMMON STOCK.

     Holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock vote together as a single class, except in certain limited circumstances provided under our amended charter and under Delaware law, such as amendments to our amended charter adversely affecting one class. Each share of Cablevision NY Group common stock has two times the voting power of a share of Rainbow Media Group tracking stock of the same class. When holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock vote together as a single class, holders of the series of common stock having a majority of the votes will be in a position to control the outcome of the vote even if the matter involves a conflict of interest between holders of Rainbow Media Group tracking stock and holders of Cablevision NY common stock.

     The issuance of common stock of one series, like any issuance of common stock, would dilute the voting rights of holders of common stock of each other series.

CERTAIN TERMS OF THE TRACKING STOCK MAY AFFECT THE MARKET PRICE OF RAINBOW MEDIA GROUP TRACKING STOCK.

     Certain terms of Rainbow Media Group tracking stock and Cablevision NY Group common stock may adversely affect the trading price of Rainbow Media Group tracking stock or Cablevision NY Group common stock. These terms include the right of our board of directors to exchange shares of Rainbow Media Group tracking stock for shares of Cablevision NY Group common stock and the discretion of our board of directors to make various determinations regarding inter-Group relationships or enter into transactions between the Groups.

THE VALUES OF RAINBOW MEDIA GROUP TRACKING STOCK AND CABLEVISION NY GROUP COMMON STOCK MAY DECLINE DUE TO FURTHER ISSUANCES OF RAINBOW MEDIA GROUP TRACKING STOCK OR CABLEVISION NY GROUP COMMON STOCK.

     Our amended charter allows our board of directors, in its sole discretion, to issue authorized but unissued shares of common stock. Our board of directors may issue Rainbow Media Group tracking stock or Cablevision NY Group common stock to, among other things:

     - raise capital,

     - provide compensation or benefits to employees,

     - pay stock dividends, or

     - acquire companies or businesses.

OUR BOARD OF DIRECTORS MAY IN ITS SOLE DISCRETION ELECT TO CONVERT RAINBOW MEDIA GROUP TRACKING STOCK INTO CABLEVISION NY GROUP COMMON STOCK, THEREBY CHANGING THE NATURE OF YOUR INVESTMENT AND POSSIBLY DILUTING YOUR ECONOMIC INTEREST IN CABLEVISION, RESULTING IN A LOSS IN VALUE.

     Our charter permits our board of directors, in its sole discretion, to convert all of the outstanding shares of Rainbow Media Group tracking stock into shares of Cablevision NY Group common stock at any time after March 29, 2002 on specified terms. A conversion would preclude the holders of stock in both Groups from retaining their investment in a security that is intended to reflect separately the performance of the related Group. We cannot predict the impact on the market prices of Rainbow Media Group tracking stock or Cablevision NY Group common stock of our board of directors' ability to effect any such conversion or the effect, if any, that the exercise by Cablevision of this conversion right would have on the market price of Rainbow Media Group tracking stock or Cablevision NY Group common stock prevailing at such time.

IF CABLEVISION WERE TO BE LIQUIDATED, AMOUNTS DISTRIBUTED TO HOLDERS OF EACH SERIES MAY NOT BEAR ANY RELATIONSHIP TO THE VALUE OF THE ASSETS ATTRIBUTED TO THE GROUPS.

     The liquidation rights of the holders of the respective series of stock are determined in accordance with each Group's respective market capitalization at the time of liquidation. However, we cannot assure you that the relative market capitalization of each Group will correctly reflect the value of the net assets remaining and attributed to the Groups after satisfaction of outstanding liabilities.

RISK FACTORS RELATING TO TAXATION OF RAINBOW MEDIA GROUP CLASS A TRACKING STOCK

THE FEDERAL INCOME TAX CONSEQUENCES OF OWNING RAINBOW MEDIA GROUP CLASS A TRACKING STOCK ARE NOT CERTAIN.

     No statutory, judicial or administrative authority directly addresses the treatment of the Rainbow Media Group Class A tracking stock or instruments similar to the Rainbow Media Group Class A tracking stock for United States federal income tax purposes. As a result, some United States federal income tax consequences of the purchase, ownership and disposition (including conversion and exchange) of the Rainbow Media Group Class A tracking stock are not certain. For further information, please read the section entitled "United States Tax Consequences". You should consult your own tax advisor about the tax consequences of your investment in Rainbow Media Group Class A tracking stock.

DISTRIBUTIONS, IF ANY, ON THE RAINBOW MEDIA GROUP CLASS A TRACKING STOCK MAY NOT BE ELIGIBLE FOR THE DIVIDENDS-RECEIVED DEDUCTION THAT IS GENERALLY ALLOWED TO UNITED STATES CORPORATIONS.

     We believe that we do not presently have any current or accumulated earnings and profits as determined under United States federal income tax principles and that it is likely that we will not have current or accumulated earnings and profits for the foreseeable future. Distributions, if any, on the Rainbow Media Group Class A tracking stock that are made at a time when we do not have current or accumulated earnings and profits will not qualify as dividends and consequently will not be eligible for the dividends-received deduction that is generally allowed to United States corporations. For additional information, please read the section entitled "United States Tax Consequences -- Distributions".

                           FORWARD-LOOKING STATEMENTS

     This prospectus contains or incorporates by reference statements that constitute forward-looking information within the meaning of the securities laws including the statements under "2001 Outlook" and "Liquidity and Capital Resources" in our September 30 Form 10-Q. All statements that are not historical facts are "forward-looking statements". The words "estimate", "project", "intend", "expect", "believe", "anticipate" and similar expressions identify forward-looking statements. These forward-looking statements include statements regarding the expected financial position, business, financing plans, business prospects, revenues, cash flow, pro forma cash flow, working capital, liquidity, capital expenditures, cable network rebuild, subscriber growth, interest costs and income, in each case relating to our company as a whole, the Rainbow Media Group, the Cablevision NY Group, and our business segments, including our Madison Square Garden segment.

     Forward-looking statements are estimates and projections reflecting our judgment and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Although we believe that the estimates and projections reflected in the forward-looking statements are reasonable, our expectations may prove to be incorrect. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to:

- the level of our revenues,

- subscriber demand and growth, including demand for and growth of (1) our digital cable service, which are impacted by competition from other services, such as DBS, and (2) our national and regional entertainment networks, which are impacted by the introduction of competing services and economic trends and the other factors set forth below,

- the cost of programming and industry conditions,

- general economic conditions in the areas in which we operate, which may continue to be impacted by the current recessionary economy and the continuing effects of the September 11 terrorist attacks on the World Trade Center and the Pentagon,

- the demand for advertising time and space, which may continue to be impacted by the current recessionary economy and the continuing effects of the September 11 terrorist attacks on the World Trade Center and the Pentagon,

- the regulatory environment in which we operate,

- the level of our capital expenditures and whether our capital expenditures increase as expected,

- the level of our expenses, including costs of our new services, such as expenses related to the development of our high speed data services and the introduction of our digital services,

- pending and future acquisitions and dispositions of assets,

- market demand for new services,

- whether any pending uncompleted transactions are completed on the terms and at the times set forth, if at all,

- competition from existing competitors and new competitors entering our franchise areas,

- financial community and rating agency perceptions of our business, operations, financial condition, and the industry in which we operate, and

- other risks and uncertainties inherent in the cable television business, the programming and entertainment businesses and our other businesses.

     We believe these forward-looking statements are reasonable; however, these statements are based on current expectations. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.

     In light of these risks, uncertainties and assumptions, the forward-looking statements and events discussed in this prospectus might not be achieved or occur as planned. For more information on the uncertainty of forward-looking statements, see "Risk Factors" herein and in our Form 10-K and our Form 10-Qs, incorporated by reference in this prospectus.

                    ADDITIONAL INFORMATION ABOUT CABLEVISION

     All information contained in this prospectus relating to AT&T or to the proposed or potential methods of distribution of Rainbow Media Group Class A tracking stock covered hereby and all information contained in this prospectus regarding the equity trust securities, the trust, the prepaid forward purchase contracts and the proposed offering of equity trust securities has been supplied by AT&T. We have not been involved in the formation of the trust (including establishing the terms of the equity trust securities), and the securities issued or held by the trust may be subject to factors unrelated to us and our Rainbow Media Group Class A tracking stock.

     It is contemplated that this prospectus will be provided only to persons who are prospective purchasers of the equity trust securities and that these persons will simultaneously receive from the trust or the underwriters of the equity trust securities a trust prospectus relating to the offer and sale of the equity trust securities. This prospectus is not intended, and has not been authorized to be used, for any purpose other than to provide legally required information to prospective purchasers of equity trust securities who also have received the trust prospectus.

     You should rely only on the information contained in and incorporated by reference in this prospectus. We have not authorized anyone to provide you with information different from that included or incorporated by reference in this prospectus. AT&T is offering to sell, and seeking offers to buy, shares of Rainbow Media Group Class A tracking stock only in jurisdictions where such offers and sales are permitted.

     We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information with the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional office: Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of this material can be obtained from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC's Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

     The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like Cablevision, who file electronically with the SEC. The address of that site is http://www.sec.gov. These reports and other information also may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     You can obtain free of charge documents incorporated by reference in, but not delivered with, this prospectus by requesting them in writing or by telephone from us at the following:

                        CABLEVISION SYSTEMS CORPORATION
                              1111 STEWART AVENUE
                            BETHPAGE, NEW YORK 11714
                         ATTENTION: INVESTOR RELATIONS
                                 (516) 803-2300

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The SEC allows us to "incorporate by reference" the information that we file with them, which means that we can disclose important information to you by referring you in this section directly to those documents. The information incorporated by reference is considered to be part of this prospectus. In addition, the information that we file with the SEC in the future will automatically update and supersede information contained in this prospectus. We incorporate by reference the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the securities being offered hereby are sold:

 CABLEVISION SYSTEMS CORPORATION COMMISSION
         FILINGS (FILE NO. 1-14764)                     PERIOD COVERED OR DATE FILED
--------------------------------------------    --------------------------------------------
Annual Report on Form 10-K, as supplemented
  by our Form 10-K/A filed on April 30,
  2001, and as amended by our Form 10-K/A
  filed on July 16, 2001 and our Form 10-K/A
  filed on August 29, 2001 (our "Form 10-K")    Fiscal year ended December 31, 2000
Quarterly Report on Form 10-Q, as amended by
  our Form 10-Q/A filed on July 16, 2001 and
  our Form 10-Q/A filed on August 29, 2001
  (our "March 31 Form 10-Q")                    Fiscal quarter ended March 31, 2001
Quarterly Report on Form 10-Q (our "June 30
  Form 10-Q")                                   Fiscal quarter ended June 30, 2001
Quarterly Report on Form 10-Q (our
  "September 30 Form 10-Q", and with our
  March 31 Form 10-Q and our June 30 Form
  10-Q, our "Form 10-Qs")                       Fiscal quarter ended September 30, 2001
Form 8-A                                        March 9, 2001
Form 8-K                                        January 10, 2001
Form 8-K                                        February 5, 2001
Form 8-K                                        August 9, 2001
Form 8-K                                        October 5, 2001

     Any statement contained in this prospectus or in any document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for the purpose of this prospectus to the extent that a subsequent statement contained in this prospectus or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

                    PRICE RANGE OF CABLEVISION COMMON STOCK

PRICE RANGE OF CABLEVISION SYSTEMS CORPORATION CLASS A COMMON STOCK

     The following table sets forth for the periods indicated the intra-day high and low sales prices per share of the Cablevision Systems Corporation Class A common stock prior to its re-designation as Cablevision NY Group Class A common stock on March 30, 2001, as reported on the NYSE.

                                                               HIGH         LOW
                                                              ------       ------
YEAR ENDED DECEMBER 31, 1999:
First Quarter...............................................  $77 7/16     $49 7/8
Second Quarter..............................................  $91 7/8      $60 1/2
Third Quarter...............................................  $79 3/8      $67 1/4
Fourth Quarter..............................................  $80 1/8      $58 7/8
YEAR ENDED DECEMBER 31, 2000:
First Quarter...............................................  $86 7/8      $55
Second Quarter..............................................  $72 5/8      $57 9/16
Third Quarter...............................................  $72 5/8      $62 5/16
Fourth Quarter..............................................  $85 3/16     $66 1/4
YEAR ENDING DECEMBER 31, 2001:
First Quarter through March 29, 2001........................  $91.50       $75.90

PRICE RANGE OF RAINBOW MEDIA GROUP CLASS A TRACKING STOCK

     The following table sets forth for the periods indicated the intra-day high and low sales prices per share of Rainbow Media Group Class A tracking stock after the initial issuance and distribution on March 30, 2001, as reported on the NYSE.

                                                               HIGH         LOW
                                                              ------       ------
YEAR ENDING DECEMBER 31, 2001:
First Quarter (as of March 30, 2001)........................  $26.00       $23.90
Second Quarter..............................................  $27.70       $19.00
Third Quarter...............................................  $28.00       $18.20
Fourth Quarter (through December 12, 2001)..................  $25.10       $19.50

     As of September 30, 2001, we had approximately 994 holders of record of Rainbow Media Group Class A tracking stock. See the cover page of this prospectus for the last reported sales price as of a recent date of Rainbow Media Group Class A tracking stock as reported on the NYSE.

                                DIVIDEND POLICY

     We have never paid dividends on our common stock and we currently intend to retain any earnings to finance our operations, repay our indebtedness, redeem at maturity CSC Holdings' redeemable exchangeable preferred stock and fund future growth. We do not expect to pay dividends on Rainbow Media Group tracking stock or Cablevision NY Group common stock for the foreseeable future. See "Description of Rainbow Media Group Class A Tracking Stock -- Dividends".

                                USE OF PROCEEDS

     All of the shares of Rainbow Media Group Class A tracking stock to which this prospectus relates are owned by AT&T. We will not receive any of the proceeds from the offering of the shares of Rainbow Media Group Class A tracking stock covered by this prospectus.

                                 CAPITALIZATION

     The following table sets forth our consolidated capitalization as of September 30, 2001 and as adjusted to reflect the redemption on November 1, 2001 of $300 million of our senior subordinated notes due 2005 and $150 million of our senior subordinated notes due 2006. As described in footnote (1) below, all of our long-term debt and preferred stock, other than Rainbow Media Holdings bank indebtedness of $4.3 million at September 30, 2001, have been attributed to the Cablevision NY Group.

                                                              AS OF SEPTEMBER 30, 2001(1)
                                                              ---------------------------
                                                               HISTORICAL    AS ADJUSTED
                                                              ------------   ------------
                                                                (DOLLARS IN THOUSANDS)
                                                                       UNAUDITED
Cash........................................................  $   300,962    $   184,796
                                                              ===========    ===========
Long-term debt:
  Restricted Group(2):
     Bank indebtedness(3)...................................  $         0    $   350,541
     Senior Notes...........................................    2,494,822      2,494,822
     Senior Debentures......................................    1,195,791      1,195,791
     Senior Subordinated Notes..............................      451,337             --
     Senior Subordinated Debentures.........................      599,086        599,086
     Capitalized lease obligations..........................       33,480         33,480
                                                              -----------    -----------
     Total Restricted Group.................................    4,774,516      4,673,720
  Unrestricted Group(2):
     Collateralized indebtedness from monetization
      transactions(4).......................................    1,558,965      1,558,965
     Rainbow Media Holdings bank indebtedness...............        4,292          4,292
     MSG bank indebtedness..................................      210,000        210,000
     Cablevision Electronics bank indebtedness..............       78,641         78,641
     Capitalized lease obligations and other................       52,290         52,290
                                                              -----------    -----------
       Total Unrestricted Subsidiaries......................    1,904,188      1,904,188
                                                              -----------    -----------
          Total long-term debt..............................    6,678,704      6,577,908
                                                              -----------    -----------
  CSC Holdings Series H Redeemable Exchangeable Preferred
     Stock(5)...............................................      434,181        434,181
                                                              -----------    -----------
  CSC Holdings Series M Redeemable Exchangeable Preferred
     Stock(5)...............................................    1,110,113      1,110,113
                                                              -----------    -----------
  Stockholders' deficiency:
     Cablevision NY Group Class A common stock, $.01 par
      value, 800,000,000 shares authorized, 133,153,534
      shares issued and outstanding.........................        1,332          1,332
     Cablevision NY Group Class B common stock, $.01 par
      value, 320,000,000 shares authorized, 42,145,986
      shares issued and outstanding.........................          421            421
     Rainbow Media Group Class A tracking stock, $.01 par
      value, 600,000,000 shares authorized, 72,235,074
      shares issued and outstanding.........................          722            722
     Rainbow Media Group Class B tracking stock, $.01 par
      value, 160,000,000 shares authorized, 21,072,993
      shares issued and outstanding.........................          211            211
     Paid-in capital........................................      938,882        938,882
     Accumulated deficit....................................   (2,281,747)    (2,301,937)
                                                              -----------    -----------
       Total stockholders' deficiency.......................   (1,340,179)    (1,360,369)
                                                              -----------    -----------
          Total capitalization..............................  $ 6,882,819    $ 6,761,833
                                                              ===========    ===========

                                                   (footnotes on following page)

---------------

(1) All long-term debt and preferred stock, other than "Rainbow Media Holdings bank indebtedness" of $4.3 million at September 30, 2001, have been attributed to the Cablevision NY Group. Of our "Historical" and "As Adjusted" cash, $125.0 million and $8.8 million, respectively, have been attributed to the Cablevision NY Group. The balance of our cash is attributable to the Rainbow Media Group. See the consolidated financial statements of the Rainbow Media Group and the Cablevision NY Group in our Form 10-K and our Form 10-Qs for a description of the assets and liabilities that have been attributed to the Rainbow Media Group and the Cablevision NY Group.

(2) For financing purposes, we are structured as a Restricted Group and an Unrestricted Group. Our Restricted Group includes: (1) all of our cable operations, which are located primarily in and around the New York City metropolitan area, including Long Island, and (2) the Long Island-based commercial telephone operations of our subsidiary, Cablevision Lightpath. Our Unrestricted Group includes primarily (1) Rainbow Media Holdings, (2) Rainbow Advertising, which sells advertising time on behalf of our cable television systems, certain of Rainbow Media Holdings' programming networks and some unaffiliated cable television systems, (3) CSC Technology, Inc., our subsidiary engaged in research and development of new technology, (4) The WIZ, (5) Clearview Cinemas, (6) our interest in Northcoast Communications, LLC, a wireless personal communications services business,
    (7) our shares of common stock of AT&T, Adelphia, Charter and AT&T Wireless Services, and (8) our interest in a direct broadcast satellite business.

(3) See "Management's Discussion and Analysis -- Liquidity and Capital Resources" in our Form 10-K and our Form 10-Qs and our consolidated financial statements for a description of the bank indebtedness of CSC Holdings. These amounts do not include approximately $51.9 million reserved under CSC Holdings' credit agreement for letters of credit issued on its behalf. Certain of CSC Holdings' restricted subsidiaries have guaranteed its borrowings under its credit agreement.

(4) These obligations are secured by our shares of Charter, Adelphia, AT&T and AT&T Wireless Services common stock, held as investment securities.

(5) At our election, this series of preferred stock may be exchanged for senior subordinated debentures of CSC Holdings in a principal amount corresponding to the liquidation value of the preferred stock.

                                    BUSINESS

OVERVIEW

     We are one of the largest cable operators in the United States. We also have investments in cable programming networks, entertainment businesses and telecommunications companies. As of September 30, 2001, we served about 3 million cable television subscribers in and around the New York City metropolitan area, making us the seventh largest cable operator in the United States based on the number of subscribers. Through Rainbow Media Holdings we own interests in and manage numerous national and regional programming networks, the Madison Square Garden sports and entertainment business and cable television advertising sales companies. Through Cablevision Lightpath, we provide switched telephone services and high-speed Internet access to the business market. We also own or have interests in a number of related businesses and companies that include The WIZ (a chain of 43 consumer electronics stores), Clearview Cinemas (a chain of 63 movie theaters) and Northcoast Communications, LLC (a wireless personal communications services business).

     In March 2001, we created and distributed to our stockholders one share of our Rainbow Media Group tracking stock for each two outstanding shares of Cablevision common stock and redesignated each share of Cablevision common stock into one share of Cablevision NY Group common stock. The Rainbow Media Group Class A tracking stock trades on the NYSE under the symbol "RMG" and the redesignated Cablevision NY Group Class A common stock continues to trade on the NYSE under the symbol "CVC". The Rainbow Media Group tracking stock is intended to reflect the separate economic performance of certain of the businesses and interests of Rainbow Media Holdings, including its national and selected regional programming assets. Cablevision NY Group common stock is intended to reflect the performance of our assets and businesses not attributed to the Rainbow Media Group.

     The Cablevision NY Group includes the following businesses and interests:

     - our cable television business, including the residential telephone and high-speed cable modem businesses,

     - our commercial telephone and Internet operations of our Lightpath business,

     - our New York City metropolitan area sports and entertainment businesses, including Madison Square Garden, professional sports teams, Radio City Music Hall, MSG Network and Fox Sports Net New York,

     - the electronics retail operations of Cablevision Electronics, also known as The WIZ,

     - our movie theater business, doing business as Clearview Cinemas,

     - our MetroChannels, which feature local sports, news, educational and other programming in the New York City metropolitan area,

     - News 12 Networks, a regional news business in the New York City metropolitan area,

     - our advertising sales representation business,

     - the common stock of Charter received in September 2000 upon the sale of the Kalamazoo, Michigan cable television systems,

     - the common stock of Adelphia received in November 2000 upon the sale of the cable television systems in the greater Cleveland, Ohio metropolitan area,

     - the common stock of AT&T received in January 2001 upon the sale of cable television systems in Boston and eastern Massachusetts,

     - our interest in certain direct broadcast satellite assets, and

     - our interest in Northcoast Communications, LLC, a wireless personal communications services business.

     We also own a 76.5% interest in the equity of Rainbow Media Holdings. Certain of Rainbow Media Holdings' national programming assets and investments are attributed to the Rainbow Media Group and include:

     - Rainbow Media Holdings' ownership interest in five nationally distributed 24-hour entertainment programming networks (with Rainbow Media Holdings' ownership interest in parenthesis):

      -- American Movie Classics (80%),

      -- Bravo (80%),

      -- The Independent Film Channel (80%),

      -- WE: Women's Entertainment (80%), and

      -- MuchMusic USA (100%),

     - Rainbow Media Holdings' 60% ownership interest in the following regional sports networks owned by Regional Programming Partners, which Rainbow Media Holdings manages under the Fox Sports Net name:

      -- Fox Sports Net Ohio, and

      -- Fox Sports Net Florida,

     - Rainbow Media Holdings' 30% ownership interest in the following regional sports networks owned by Regional Programming Partners, all of which Rainbow Media Holdings manages under the Fox Sports Net name:

      -- Fox Sports Net New England,

      -- Fox Sports Net Chicago, and

      -- Fox Sports Net Bay Area,

     - Rainbow Media Holdings' 50% ownership interest in National Sports Partners, which owns and distributes Fox Sports Net,

     - Rainbow Media Holdings' 50% ownership interest in National Advertising Partners, which provides national advertising representation services to all of the Fox Sports Net regional sports networks,

     - Rainbow Network Communications, a full service network programming origination and distribution company,

     - Sterling Digital LLC, a company designed to develop new niche audience programming, and

     - Rainbow Media Holdings' 48% ownership interest in Regional Sports News, a regional sports news business.

CORPORATE STRUCTURE

     The following chart sets forth the ownership and structure of Cablevision and the businesses and interests in the Rainbow Media Group and the Cablevision NY Group. Entities within the Rainbow Media Group are in gray boxes.

[FLOW CHART]
---------------

(1) In connection with the distribution of the Rainbow Media Group tracking stock, NBC was given the right to exchange its 26% interest in Rainbow Media Holdings equity securities over a period of up to nine years for a 34% interest in Rainbow Media Group tracking stock, based on the number of shares of Rainbow Media Group tracking stock outstanding on the date of the tracking stock distribution. See "Arrangements with NBC" in our Form 10-K. Thus far, NBC has exchanged a 2.5% interest in Rainbow Media Holdings equity securities for Rainbow Media Group tracking stock.

CABLE TELEVISION, MODEM AND TELEPHONY OPERATIONS

     Our cable television, modem and telephony operations are wholly attributed to the Cablevision NY Group.

GENERAL

     Our cable television revenues are derived principally from monthly fees paid by subscribers. In addition to recurring subscriber revenues, we derive revenues from the sales of pay-per-view movies and events, from the sale of advertising time on advertiser supported programming and from installation charges. Certain services and equipment provided by substantially all of our cable television systems are subject to regulation.

     As of September 30, 2001, our cable television systems served approximately 2,989,000 subscribers, primarily in the greater New York metropolitan area.

     The following table sets forth certain statistical data regarding our cable television and high-speed Internet access operations as of the dates indicated.

                                               AS OF                  AS OF DECEMBER 31,
                                           SEPTEMBER 30,    --------------------------------------
                                               2001            2000          1999          1998
                                           -------------    ----------    ----------    ----------
CABLE:
  Homes passed by cable(1)...............    4,328,000       4,698,000     5,200,000     5,115,000
  Basic cable service subscribers........    2,989,000       3,193,000     3,492,000     3,412,000
  Basic cable service subscribers as a
     percentage of homes passed..........         69.1%           68.0%         67.2%         66.7%
  Number of premium cable television
     units(2)............................    7,164,000       7,767,000     7,715,000     6,754,000
  Average number of premium cable units
     per basic subscriber at period
     end(2)..............................          2.4             2.4           2.2           2.0
  Average monthly revenue per basic Cable
     subscriber(3).......................   $    49.93      $    46.57    $    44.38    $    42.56
HIGH-SPEED INTERNET ACCESS:
  Homes released(4)......................    2,762,000       2,000,000       978,000       639,000
  Customers..............................      423,100         238,500        52,100        11,217
  Customers as a percentage of homes
     released............................         15.3%           11.9%          5.3%          1.8%

---------------
(1) Homes passed is based upon homes actually marketed and does not include multiple dwelling units passed by the cable plant that are not connected to it.

(2) Data for 1998 has been restated to conform to the 1999 and subsequent definition.

(3) Based on recurring service revenues, excluding installation charges and certain other non-recurring revenues such as pay-per-view, advertising and home shopping revenues for the month of September or December, as the case may be, divided by the average number of basic subscribers for that month.

(4) Homes released are homes in areas that can be serviced by our high-speed cable modem service. Homes in additional areas are being released as we complete our cable plant upgrade and add other necessary equipment to support the high-speed cable modem business in those new areas. Homes released do not include multiple dwelling units passed by the cable plant that are not connected to it.

SUBSCRIBER RATES AND SERVICES; MARKETING AND SALES

     Our cable television systems offer a package of services, generally marketed as "Family Cable", which includes, among other programming, broadcast network local affiliates and independent television stations and certain other news, information and entertainment channels such as CNN, CNBC, ESPN and MTV. For additional charges, our cable television systems provide certain premium services such as HBO, Showtime, The Movie Channel, Starz and Cinemax, which may be purchased either individually (in conjunction with Family Cable) or in combinations or in tiers.

     In addition, our cable television systems offer a basic package which includes broadcast network local affiliates and public, educational or governmental channels and certain leased access channels. We also have a branded product offering called "Optimum TV", which packages all of the premium networks available on our cable systems at discounted prices.

     Since our existing cable television systems are substantially fully built, our sales efforts are primarily directed toward increasing penetration and revenues in our franchise areas. We market our cable television services through in-person selling, as well as telemarketing, direct mail advertising, promotional campaigns and local media and newspaper advertising.

     Certain services and equipment (converters supplied to subscribers) provided by substantially all of our cable television systems are subject to regulation. See "Regulation -- Cable Television -- 1992 Cable Act" in our Form 10-K.

SYSTEM CAPACITY

     We are engaged in an ongoing effort to upgrade the technical capabilities of our cable plant and to increase channel capacity for the delivery of additional programming and new services. Our cable television systems have a minimum capacity of 42 channels. Currently 95% of our homes are served by at least 77 channels and 71% of the total plant (based upon plant miles) is 750 MHZ, two-way interactive capable. As a result of ongoing upgrades, we expect that by December 2001 approximately 97% of our subscribers will be served by systems having a capacity of at least 77 channels and 84% of the total plant (based upon plant miles) will be 750 MHZ, two-way interactive capable. All of the system upgrades either completed or underway will utilize fiber optic cable.

PROGRAMMING

     Adequate programming is available to our systems from a variety of sources, including from Rainbow Media Holdings and affiliates of Fox Entertainment Group, Inc. and NBC. Program suppliers' compensation is typically a fixed, per subscriber monthly fee based, in most cases, either on the total number of subscribers of the cable systems and certain of its affiliates, or on the number of subscribers subscribing to the particular service. The programming contracts are generally for a fixed period of time and are subject to negotiated renewal. Cable programming costs have increased in recent years and are expected to continue to increase due to additional programming being provided to most subscribers, increased costs to produce or purchase cable programming and other factors. We believe that our systems will continue to have access to programming services at reasonable price levels.

FRANCHISES

     Our cable systems are operated in New York, New Jersey and Connecticut under non-exclusive franchise agreements with state or municipal franchising authorities. Franchising authorities generally charge a franchise fee of up to 5% of certain of our revenues derived from the operation of a cable system within such locality. As permitted by law, these fees are generally collected from subscribers and remitted to the local franchising authority.

     Franchise agreements are usually for a term of ten to 15 years from the date of grant, although some renewals have been for shorter terms, generally between five and ten years in length. Some of the franchises grant us an option to renew upon expiration of the initial term. With the exception of one franchise that has expired, one that expires in 2002 and one that expires in 2003, the remainder of our ten largest franchises expire between 2007 and 2010.

     In situations where a franchise has expired or not been renewed, we normally operate under temporary authority granted by the state cable television regulatory agencies, while negotiating renewal terms with franchising authorities. The Cable Communications Policy Act of 1984 (the "1984 Cable Act") and the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act") provide significant procedural protections for cable operators seeking renewal of their franchises. In connection with a renewal, a franchise authority may impose different and more stringent terms. We are currently operating under temporary authority in one of our ten largest franchises.

     Franchises usually require the consent of franchising authorities prior to the sale, assignment, transfer or change in ownership or control of our cable systems. Federal law generally provides localities with 120 days to consider such requests.

RECENT CABLE TELEVISION SYSTEM SALES

     In September 2000, we completed the sale of our cable television system serving Kalamazoo, Michigan (which served approximately 49,500 subscribers on the closing date) to Charter in exchange for 11,173,376 shares of Charter common stock valued at approximately $165.5 million at closing.

     In November 2000, we completed the sale of our cable television systems in the greater Cleveland, Ohio metropolitan area (which served approximately 312,700 subscribers on the closing date) to Adelphia for total consideration of $1.35 billion ($991 million in cash and 10,800,000 shares of Adelphia class A common stock valued at approximately $359.1 million at closing).

     In January 2001, we completed the exchange of our cable television systems in Boston and eastern Massachusetts (which served approximately 362,000 subscribers on the closing date) to AT&T in exchange for AT&T's cable systems in certain northern New York suburbs (which served approximately 130,000 subscribers on the closing date), 44,260,932 shares of AT&T common stock valued at approximately $893.5 million at closing and $293.2 million in cash.

CABLE MODEM SERVICES

     Our cable modem operations are attributed to the Cablevision NY Group.

     We provide residential high-speed cable modem Internet access in portions of the greater New York City metropolitan area and parts of southern Connecticut. High-speed Internet access is provided to customers through a cable modem device that we sell at a discount, either directly or through 25 of our The WIZ stores, to customers who agree to subscribe to the service for a specified period.

     The high-speed cable modem Internet access service, marketed as "Optimum Online", served approximately 423,100 cable modem subscribers at September 30, 2001 for an overall penetration rate of 15.3% of homes released. Homes released are homes that can be serviced by our high-speed cable modem service. We believe that our cable modem penetration has been driven, in part, by a large number of customers installing the necessary equipment without the need for a service call. Cable modems sold through our The WIZ stores include a self-installation kit that is designed to enable customers to install the cable modem without the need for a service call.

TELEPHONY

     Our telephony operations are attributed to the Cablevision NY Group.

     Through Lightpath, a competitive local exchange carrier, we provide basic and advanced local telecommunications services to the business market in portions of the greater New York City metropolitan area. Lightpath provides a full range of local dial tone, switched services, private line and advanced networking features on the local and long distance levels on its own facilities and network. As of September 30, 2001, Lightpath serviced over 745 buildings with 75,925 access lines.

     As of September 30, 2001, we also provided residential telephone services to approximately 12,900 subscribers in Long Island, New York and parts of Southern Connecticut.

THE WIZ

     Our retail electronics operations are attributed to the Cablevision NY
Group.

     In February 1998, Cablevision Electronics acquired substantially all of the assets associated with 40 The WIZ consumer electronics stores. The WIZ is an electronics retailer selling primarily video and audio equipment, home office equipment, compact discs and other pre-recorded music, digital video discs, and VHS video and other pre-recorded movies. The WIZ currently has 43 stores, all in the New York City metropolitan area.

OTHER ASSETS AND INVESTMENTS

     Our other assets and investments listed below are attributed to the Cablevision NY Group.

     - Clearview Cinema Group, Inc., which operates a chain of 63 movie theaters in the New York metropolitan area, totalling 290 movie screens,

     - A 49.9% interest in Northcoast Communications, LLC, a wireless personal communications services business, which began serving customers in April 2001,

     - A 50% interest in R/L DBS Company LLC, a joint venture with Loral Space and Communications, Ltd., which holds certain frequencies granted by the FCC for the operation of a direct broadcast satellite business. A transaction to increase our interest to 100% is pending. See "Other Investments -- The Company's investment in a DBS business is attributed to CNYG" in our Form 10-K, and "Notes to Condensed Consolidated Financial Statements of Cablevision Systems Corporation and Subsidiaries -- Note
       13. Investments" in our September 30 Form 10-Q.

     - Cable television advertising sales,

     - 11,173,376 shares of Charter common stock (all of which have been monetized under collateralized pre-paid forward contracts),

     - 10,800,000 shares of Adelphia common stock (all of which have been monetized under collateralized pre-paid forward contracts),

     - 44,260,932 shares of AT&T common stock (all of which have been monetized under collateralized pre-paid forward contracts), and

     - 14,243,166 shares of AT&T Wireless common stock (all of which have been monetized under collateralized pre-paid forward contracts).

PROGRAMMING AND ENTERTAINMENT OPERATIONS

  General

     We conduct our programming activities through Rainbow Media Holdings, a company currently 76.5% owned by us and 23.5% by NBC. In connection with the distribution of the Rainbow Media Group tracking stock, NBC was given the right to exchange its 26% interest in Rainbow Media Holdings equity securities over a period of up to nine years for a 34% interest in Rainbow Media Group Class A tracking stock, based on the number of shares of Rainbow Media Group Class A and Class B tracking stock outstanding on the date of the tracking stock distribution. See "Arrangements with NBC" in our Form 10-K. Thus far, NBC has exchanged a portion of its interest in Rainbow Media Holdings equity securities equal to approximately 2.5% of the outstanding equity for Rainbow Media Group Class A tracking stock.

     Rainbow Media Holdings' businesses include national and regional programming networks, the Madison Square Garden sports and entertainment business and television advertising sales companies. We attribute certain of our programming and entertainment operations to the Cablevision NY Group and others to the Rainbow Media Group.

NATIONAL ENTERTAINMENT PROGRAMMING NETWORKS

     The following nationally distributed entertainment networks, which acquire, produce and license programming throughout the United States, are attributed to the Rainbow Media Group:

     - American Movie Classics, or AMC (80% owned by Rainbow Media
       Holdings) -- A 24-hour movie network with contractual rights to one of the most comprehensive libraries of classic films and a diverse blend of original series and documentaries.

     - Bravo (80% owned by Rainbow Media Holdings) -- The first national cable network for the performing arts. Bravo features films and performing arts programming, including jazz, classical music, ballet, opera, dance, and theatrical performances, as well as original programs on the arts.

     - The Independent Film Channel, or IFC (80% owned by Rainbow Media Holdings) -- The first network dedicated to independent films and related features and programming.

     - WE: Women's Entertainment (originally Romance Classics and currently 80% owned by Rainbow Media Holdings) -- A 24-hour entertainment service for women featuring recent hit movies, original biographies and lifestyle programs.

     - MuchMusic USA (a wholly-owned subsidiary of Rainbow Media Holdings) -- A 24-hour, all-music entertainment programming network which features musical series and concerts, as well as music videos featuring rock, pop, alternative, blues, metal and rap.

     In April 2001, MGM acquired a 20% interest in four Rainbow Media Holdings' programming services (AMC, Bravo, IFC and WE: Women's Entertainment) for $825 million in cash, reducing Rainbow Media Holdings' interest in those services to 80%.

REGIONAL PROGRAMMING PARTNERS

     Regional Programming Partners, which is 60% owned by Rainbow Media Holdings and 40% owned by Fox Sports Networks, LLC ("Fox"), owns various businesses and assets, including the following:

     Madison Square Garden (attributed to the Cablevision NY Group). Madison Square Garden, a sports and entertainment company that owns and operates the Madison Square Garden Arena and the adjoining Theater at Madison Square Garden, the New York Knickerbockers professional basketball team, the New York Rangers professional hockey team, the New York Liberty professional women's basketball team, the Hartford Wolf Pack professional hockey team, the Madison Square Garden Network, Fox Sports Net New York and Radio City Entertainment (which operates Radio City Music Hall in New York City). Additionally, Madison Square Garden manages and operates the Hartford Civic Center in Connecticut.

     MetroChannels (attributed to the Cablevision NY Group). MetroChannels provides local sports, news, educational and other programming to the New York metropolitan area.

     Regional Sports Networks (attributed to the Rainbow Media Group). Regional Sports Networks has a 100% interest in two regional sports networks, in Ohio and Florida, operating under the Fox Sports Net name and has a 50% interest in three other regional sports networks, in Chicago, New England and the Bay Area, also operating under the Fox Sports Net name. Rainbow Media Holdings manages each of these regional sports networks, which are distributed in their respective regions.

OTHER SERVICES AND OPERATIONS

     Rainbow Media Holdings has various other services and operations, which are attributed to the Rainbow Media Group, including:

     - National Sports Partners is a 50%/50% partnership between Rainbow Media Holdings and Fox that was formed in December 1997 and is managed by Fox. National Sports Partners operates and distributes Fox Sports Net, which links 22 regional sports networks under the Fox Sports Net name, including the five Fox Sports Net networks in which Rainbow Media Holdings owns an interest described above, and delivers local, regional and national sports programming.

     - National Advertising Partners is a 50%/50% partnership between Rainbow Media Holdings and Fox that provides national advertising representation services for Fox Sports Net and the Fox Sports Net regional programming networks.

     - Rainbow Network Communications (owned 100% by Rainbow Media Holdings) is a full service network programming origination and distribution company.

     - Sterling Digital (owned 100% by Rainbow Media Holdings) is designed to develop new niche audience programming to be distributed and marketed using new media platforms, including digital video channels.

     - Regional Sports News, a partnership in which Rainbow Media Holdings owns a 48% interest, delivers regional and local sports news programming.

                              SELLING SHAREHOLDERS

     The following table sets forth information with respect to the beneficial ownership of Rainbow Media Group Class A tracking stock by AT&T and its subsidiaries.

     As of November 2, 2001, there were 72,237,413 shares of Rainbow Media Group Class A tracking stock outstanding. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or to direct the voting of the security, or "investment power", which includes the power to dispose of or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person may be deemed a beneficial owner within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which the person has no economic interest.

     The selling shareholders are subsidiaries of AT&T Corp.

     AT&T will remain the beneficial owner of the shares of Rainbow Media Group Class A tracking stock covered by the prepaid forward contract or contracts unless and until it delivers the shares upon termination of Equity Securities Trust II. The information in the table assumes that the underwriters will not exercise their right to purchase additional shares in the stock offering or additional equity trust securities in the offering of equity trust securities.

                       SHARES BENEFICIALLY                                                                    SHARES UNDERLYING
                           OWNED PRIOR                                                                       SECURITIES EXPECTED
                          TO STOCK AND       SHARES EXPECTED TO   SHARES BENEFICIALLY     PERCENTAGE OF       TO BE SOLD IN THE
NAME OF BENEFICIAL        EQUITY TRUST           BE SOLD IN           OWNED AFTER       SHARES OWNED AFTER      EQUITY TRUST
OWNER                       OFFERINGS          STOCK OFFERING       STOCK OFFERING      STOCK OFFERING(3)        OFFERING(2)
--------------------------------------------------------------------------------------------------------------------------------
AT&T and its
 subsidiaries(1)           24,471,086            12,765,000           11,706,086               16.2%              8,514,206
--------------------------------------------------------------------------------------------------------------------------------

                                                PERCENTAGE OF
                       SHARES BENEFICIALLY   SHARES BENEFICIALLY
                           OWNED AFTER           OWNED AFTER
                        EQUITY SECURITIES     EQUITY SECURITIES
NAME OF BENEFICIAL          TRUST II               TRUST II
OWNER                    TERMINATION(2)       TERMINATION(2)(3)
AT&T and its
 subsidiaries(1)            3,191,880                4.4%
--------------------------------------------------------------------------------------

---------------
(1) In addition, AT&T and its subsidiaries beneficially owned 29,790,887 shares of our Cablevision NY Group Class A common stock, which constituted 22.4% of the outstanding shares of our Cablevision NY Group Class A common stock, as of November 2, 2001. In October 2001, subsidiaries of AT&T entered into prepaid forward contracts with Equity Securities Trust I under which they may deliver up to 26,918,195 of the shares of Cablevision NY Group Class A common stock which are beneficially owned by AT&T and its subsidiaries. The terms of this transaction were substantially similar to the terms of the proposed monetization transaction described herein. Until termination of Equity Securities Trust I, AT&T will continue to beneficially own and vote these shares of Cablevision NY Group Class A common stock, subject to the provisions of the Stockholders Agreement, to the extent then in effect. The subsidiaries of AT&T pledged these shares to the trust. Upon termination of the trust, AT&T may elect to deliver the value of the shares in cash, in lieu of the shares themselves, and thus retain beneficial ownership of the shares.

(2) Assumes that the subsidiaries of AT&T will deliver 8,514,206 shares upon termination of Equity Securities Trust II. Subsidiaries of AT&T may deliver fewer shares or may choose to settle their obligations under the equity trust securities in cash. See the trust prospectus for a description of the obligations of the subsidiaries of AT&T in the equity trust offering. In the event the over-allotment option described in the trust prospectus is exercised, the maximum aggregate number of shares deliverable to the trust would be 9,791,336 shares. If the underwriters exercise in full this over-allotment option, as well as the over-allotment option in the stock offering, and subsidiaries of AT&T deliver the maximum number of shares upon termination of the trust, AT&T and its subsidiaries will own no shares of our Rainbow Media Group Class A tracking stock.

(3) Based on the number of shares outstanding as of November 2, 2001.

     Subsidiaries of AT&T have certain rights and obligations relating to Cablevision Systems Corporation under our Stockholders Agreement with AT&T, including the registration rights described herein. Upon the consummation of the sale by AT&T's subsidiaries of 19,151,285 shares of Cablevision NY Group Class A common stock and monetization of up to an additional 26,918,195 shares of Cablevision NY Group Class A common stock in October 2001, most of AT&T's rights and obligations under the Stockholders Agreement ceased to be effective and will remain ineffective unless AT&T retains ownership of 5% or more of the shares of Cablevision NY Group Class A common stock upon termination of its monetization transaction. See "Description of Rainbow Media Group Class A Tracking Stock -- Other Relevant
Considerations -- Registration Rights" and "Risk Factors -- Risks Relating to Cablevision Systems Corporation -- We have granted registration rights covering a portion of our shares, which could result in substantial sales of our common stock and which could lead to a decrease in the market price of our common stock". In addition, businesses within the Rainbow Media Group supply programming to AT&T's cable television systems on market terms.

CONCURRENT OFFERING

     In a concurrent offering, AT&T is selling 12,765,000 shares of Rainbow Media Group Class A tracking stock (excluding up to 1,914,750 additional shares that are subject to an over-allotment option). This concurrent offering is not conditioned upon completion of the offering described in this prospectus and vice versa.

           DESCRIPTION OF RAINBOW MEDIA GROUP CLASS A TRACKING STOCK

     Under our amended and restated certificate of incorporation, we are authorized to issue the following classes and series of common stock:

     - 800 million shares of Cablevision NY Group Class A common stock,

     - 320 million shares of Cablevision NY Group Class B common stock,

     - 600 million shares of Rainbow Media Group Class A tracking stock, and

     - 160 million shares of Rainbow Media Group Class B tracking stock.

     Rainbow Media Group tracking stock and Cablevision NY Group common stock have dividend and liquidation rights and redemption and exchange terms that are intended to provide interests reflecting the separate economic performance of the businesses and interests they track. We have allocated, for financial accounting purposes, all of our consolidated assets, liabilities, revenue, expenses and cash flow between the Rainbow Media Group and the Cablevision NY Group. Set forth below is a summary of certain provisions of our Rainbow Media Group tracking stock. Reference is made to our Form 8-A for a more complete description of the terms of our Rainbow Media Group tracking stock and the following summary is qualified in its entirety by reference to our Form 8-A. See "Risk Factors -- Risk Factors Relating to Tracking Stock" for a discussion of certain of the risks associated with ownership of our common stock.

DIVIDENDS

     We have never paid cash dividends on our common stock and do not currently intend to pay cash dividends on any series or class of our common stock in the foreseeable future. Cablevision conducts no operations and has no source of funds from operations. Accordingly, our ability to pay dividends on Cablevision NY Group common stock and/or our Rainbow Media Group tracking stock will be entirely dependent on the ability of CSC Holdings and our other subsidiaries to make payments and distributions to us. In addition, our ability to pay cash dividends depends upon a number of factors:

  TRACKING STOCK POLICY STATEMENT LIMITATIONS

     The total of the amounts that may be paid as dividends on Cablevision NY Group common stock cannot be more than the "Available Dividend Amount" for the Cablevision NY Group. The "Available Dividend Amount" for the Cablevision NY Group is the amount that our board of directors determines in its sole discretion would then be legally available for the payment of dividends on Cablevision NY Group common stock under Delaware law if Cablevision NY Group were a separate Delaware corporation.

     If dividends are paid on our Cablevision NY Group common stock, holders of our Cablevision NY Group Class A common stock and Cablevision NY Group Class B common stock are entitled to receive these dividends, and other distributions in cash, stock or property, equally on a per share basis, except that stock dividends with respect to Cablevision NY Group Class A common stock may be paid only with shares of Cablevision NY Group Class A common stock and stock dividends with respect to Cablevision NY Group Class B common stock may be paid only with shares of Cablevision NY Group Class B common stock.

     The total of the amounts that may be paid as dividends on the Rainbow Media Group tracking stock cannot be more than the "Available Dividend Amount" for the Rainbow Media Group. The "Available Dividend Amount" for the Rainbow Media Group is the amount that our board of directors determines in its sole discretion would then be legally available for the payment of dividends on Rainbow Media Group tracking stock under Delaware law if Rainbow Media Group were a separate Delaware corporation.

     If dividends are paid on our Rainbow Media Group tracking stock, holders of our Rainbow Media Group Class A tracking stock and Rainbow Media Group Class B tracking stock are entitled to receive these dividends, and other distributions in cash, stock or property, equally on a per share basis, except that stock dividends with respect to Rainbow Media Group Class A tracking stock may be paid only with

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shares of Rainbow Media Group Class A tracking stock and stock dividends with respect to Rainbow Media Group Class B tracking stock may be paid only with shares of Rainbow Media Group Class B tracking stock.

     CONTRACTUAL LIMITATIONS

     Certain of the debt instruments of CSC Holdings and our other subsidiaries contain covenants that restrict their ability to pay dividends and to enter into arrangements (including the making of loans and advances) to related parties (such as us).

     LIMITATIONS UNDER DELAWARE LAW

     Under Delaware law, dividends on capital stock may only be paid from "surplus" or, if there is no surplus, from the corporation's net profits for the then current or the preceding fiscal year. We do not anticipate that CSC Holdings will have net profits for the foreseeable future and its ability to pay dividends to us will require the availability of adequate "surplus". As of September 30, 2001, CSC Holdings' total liabilities, together with preferred stock and minority interests, exceeded its total assets by $1.4 billion. Accordingly, in connection with dividend payments to us, its board of directors will have to determine that it has adequate surplus on the basis of valuations of its assets at higher amounts than are reflected in its financial statements. There can be no assurances that its board of directors will be able to determine that it has adequate surplus available to make any such dividend payments to us.

     Subject to the above, dividends may be declared and paid on Cablevision NY Group common stock and/or Rainbow Media Group tracking stock in equal or unequal amounts, notwithstanding the relationship among the Cablevision NY Group Available Dividend Amount and the Rainbow Media Group Available Dividend Amount, the respective amounts of prior dividends paid on, or liquidation rights of (i.e., amounts stockholders would receive if Cablevision were liquidated), Rainbow Media Group tracking stock or Cablevision NY Group common stock or any other factor.

CONVERSION AT OPTION OF HOLDER

     Each share of Class B common stock of a Group is convertible at any time, at the option of the holder thereof, into one share of Class A common stock of the same Group.

EXCHANGE AT OUR OPTION

     We may, in the sole discretion of our board of directors, elect at any time after March 29, 2002 to convert all of the outstanding shares of Rainbow Media Group tracking stock into shares of Cablevision NY Group common stock at a 10% premium. In such a case, shares of Rainbow Media Group Class A tracking stock would be converted into shares of Cablevision NY Group Class A common stock and shares of Rainbow Media Group Class B tracking stock would be converted into shares of Cablevision NY Group Class B common stock. If a "Tax Event" occurs at any time, we may decide to require a conversion of all of the outstanding shares of Rainbow Media Group tracking stock into shares of Cablevision NY Group common stock; however, holders of Rainbow Media Group tracking stock will not receive any premium in that conversion.

     "Tax Event" means the receipt by Cablevision of an opinion of its tax counsel that, as a result of:

     - any amendment to, or change in, the laws or regulations interpreting such laws of the United States or any political subdivision or taxing authority in the United States, including any announced proposed change by an applicable legislative committee or its chair in such laws or by an administrative agency in such regulations, or

     - any official or administrative pronouncement, action or judicial decision interpreting or applying such laws or regulations,

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     it is more likely than not for U.S. federal income tax purposes that:

     - Cablevision or our stockholders are, or, at any time in the future, will be, subject to tax upon the issuance of shares of either Rainbow Media Group tracking stock or Cablevision NY Group common stock, or

     - either Rainbow Media Group tracking stock or Cablevision NY Group common stock is not or, at any time in the future, will not be treated solely as stock of Cablevision.

For purposes of rendering such an opinion, tax counsel will assume that any legislative or administrative proposals will be adopted or enacted as proposed.

MANDATORY DIVIDEND, REDEMPTION AND CONVERSION RIGHTS ON DISPOSITION OF ASSETS

     If we dispose of all or substantially all of the assets of the Rainbow Media Group (defined as 80% or more on a current market basis) and the disposition is not an "Exempt Disposition", we would be required to choose one of the following three alternatives:

     - Pay a dividend to holders of Rainbow Media Group tracking stock in an amount equal to the net proceeds of such disposition,

     - Redeem from holders of Rainbow Media Group tracking stock, for an amount equal to the net proceeds of such disposition, outstanding shares of Rainbow Media Group tracking stock, or

     - Issue Cablevision NY Group common stock in exchange for outstanding Rainbow Media Group tracking stock at a 10% premium. Cablevision NY Group Class A common stock will only be exchanged for Rainbow Media Group Class A tracking stock and Cablevision NY Group Class B common stock will only be exchanged for Rainbow Media Group Class B tracking stock.

     "Exempt Disposition" means any of the following:

     - a disposition in connection with the liquidation, dissolution or winding-up of Cablevision and the distribution of assets to stockholders,

     - a disposition to any person or entity controlled by Cablevision (as determined by the board of directors in its sole discretion),

     - a disposition by the Rainbow Media Group for which Cablevision receives consideration primarily consisting of equity securities (including, without limitation, capital stock of any kind, interests in a general or limited partnership, interests in a limited liability company or debt securities convertible into or exchangeable for, or options or warrants to acquire, any of the foregoing, in each case without regard to the voting power or other management or governance rights associated therewith) of an entity which is primarily engaged or proposes to primarily engage in one or more businesses similar or complementary to businesses conducted by the Rainbow Media Group prior to the Disposition, as determined by the board of directors in its sole discretion,

     - a dividend, out of the Rainbow Media Group's assets, to holders of Rainbow Media Group tracking stock, and

     - any other disposition, if (a) at the time of the Disposition there are shares of common stock of only one Group outstanding or (b) before the 30th trading day following the Disposition we have mailed a notice stating that we are exercising our right to exchange all of the outstanding shares of Rainbow Media Group tracking stock for newly issued shares of Cablevision NY Group common stock.

OPTIONAL EXCHANGE FOR STOCK OF A SUBSIDIARY

     We have the right at any time to transfer all of the assets and liabilities of the Rainbow Media Group to a qualifying subsidiary and deliver all of the stock of that subsidiary in exchange for all of the outstanding Rainbow Media Group tracking stock.
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VOTING RIGHTS

     Each share of our common stock has the following voting rights:

     - Cablevision NY Group Class A common stock -- one vote per share,

     - Cablevision NY Group Class B common stock -- 10 votes per share,

     - Rainbow Media Group Class A tracking stock -- 0.5 votes per share,

     - Rainbow Media Group Class B tracking stock -- 5 votes per share.

     The holders of Cablevision NY Group Class A common stock and Rainbow Media Group Class A tracking stock generally vote together as a separate class to elect 25% of our board of directors and the holders of Cablevision NY Group Class B common stock and Rainbow Media Group Class B tracking stock generally vote together as a separate class to elect the remaining 75% of our board of directors. Except with respect to the election of directors, holders of Rainbow Media Group tracking stock vote together with holders of Cablevision NY Group common stock unless a separate class vote is required by our charter or applicable law.

LIQUIDATION

     Upon any liquidation, dissolution or winding-up of Cablevision, holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock will be entitled to receive the net assets of Cablevision, if any, remaining for distribution to stockholders (after payment or provision for all liabilities of Cablevision and payment of the liquidation preference payable to any holders of our preferred stock). Amounts due upon liquidation, dissolution or winding-up in respect of shares of Rainbow Media Group tracking stock and shares of Cablevision NY Group common stock will be distributed pro rata in accordance with the market capitalization of Rainbow Media Group tracking stock and the market capitalization of Cablevision NY Group common stock over a specified 20 trading-day period prior to the liquidation. Of the amounts distributed in respect of shares of Rainbow Media Group tracking stock and shares of Cablevision NY Group common stock, holders of Class A stock and Class B stock will be treated equally.

TRACKING STOCK POLICY STATEMENT

     In connection with the creation and issuance of our Rainbow Media Group tracking stock, our board of directors adopted our tracking stock policy statement, which we initially intend to follow, but which may be changed at any time and from time to time in the sole discretion of our board of directors, as described below under "-- Amendment and Modification to Our Tracking Stock Policy Statement". The following is our initial tracking stock policy statement:

  GENERAL POLICY

     Our board of directors has determined that, except as described in this tracking stock policy statement, all material matters in which holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock may have divergent interests will be generally resolved in a manner that is in the best interests of Cablevision and all of its stockholders after giving fair consideration to the potentially divergent interests and other relevant interests of the holders of the separate classes and series of our common stock. As described in this tracking stock policy statement, this general policy will be carried out in a manner that continues to recognize the unique value that the businesses and interests forming the Rainbow Media Group and the businesses and interests forming the Cablevision NY Group have historically generated for each other. As a result, in furtherance of this tracking stock policy statement, the Rainbow Media Group and the Cablevision NY Group may enter into inter-Group commercial transactions that are not on an arm's-length basis and are different than the commercial transactions that either Group would have entered into with an unaffiliated third party.

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  AMENDMENT AND MODIFICATION TO OUR TRACKING STOCK POLICY STATEMENT

     Our board of directors may, without stockholder approval, modify, suspend or rescind the policies set forth in this tracking stock policy statement, including any resolution implementing the provisions of this policy statement. Our board of directors may also adopt, without stockholder approval, additional or other policies or make exceptions with respect to the application of the policies described in this tracking stock policy statement in connection with particular facts and circumstances, all as our board of directors may determine to be in the best interests of Cablevision as a whole, consistent with its fiduciary duties to Cablevision and all of our stockholders.

  RELATIONSHIP BETWEEN THE RAINBOW MEDIA GROUP AND THE CABLEVISION NY GROUP

     GENERAL. Under this tracking stock policy statement, we will seek to manage the Rainbow Media Group and the Cablevision NY Group in a manner designed to maximize the operations, assets and value of the entire company. In that process, we will continue to recognize the unique value that the businesses and interests forming the Rainbow Media Group and the businesses and interests forming the Cablevision NY Group have historically generated for each other.

     We believe that Rainbow Media Holdings should continue to be a leader in the innovation of cable programming and that we should foster that innovation by continuing to provide the businesses that comprise the Rainbow Media Group with an outlet for such cable programming on our cable television systems, which will be part of the Cablevision NY Group. For example, in carrying out this belief historically, especially when the Cablevision NY Group has become the initial outlet for new programming from the businesses of the Rainbow Media Group, the Cablevision NY Group has given Rainbow Media Group networks preferential roll-out timing on its cable television systems, has not historically received launch support or marketing support payments from the Rainbow Media Group and has not received periods where networks are provided to all subscribers without charge, or "free subscriber months," from Rainbow Media Group networks. On the other hand, the Cablevision NY Group has used a great deal of discretion in positioning and repositioning the Rainbow Media Group networks on its cable television systems and rates under the affiliation agreements between the national entertainment networks of the Rainbow Media Group and the businesses that will comprise the Cablevision NY Group reflect the Cablevision NY Group's support of Rainbow Media Group's development of programming services. This relationship is one that we intend to continue under this tracking stock policy statement.

     CONTRACTUAL AGREEMENTS BETWEEN THE GROUPS. In connection with the issuance of the Rainbow Media Group tracking stock, we will enter into and/or continue a number of agreements between members of the Cablevision NY Group and members of the Rainbow Media Group. Except as noted in this tracking stock policy statement, these agreements will continue arrangements that have existed historically, either pursuant to written agreements or course of dealing. Except as provided in this tracking stock policy statement, consistent with past practice, these arrangements may or may not be on arm's-length terms, and may or may not be provided to unaffiliated third parties on the same terms as such arrangements are provided pursuant to the terms of this tracking stock policy statement, if at all. Although we intend to carry out the arrangements on the terms described below, under this tracking stock policy statement, our board of directors may modify, suspend or cancel these agreements in its sole discretion. These agreements are as follows:

     - Each of the national networks existing on the date of the issuance of the Rainbow Media Group tracking stock (AMC, Bravo, IFC, WE: Women's Entertainment, MuchMusic) will continue to be carried on the Cablevision NY Group cable television systems carrying those services on the date of the tracking stock distribution under affiliation agreements. As noted above, the terms of carriage have historically been favorable to the Cablevision NY Group reflecting the Cablevision NY Group's support of the Rainbow Media Group's development of programming services. The affiliation agreements, which have terms of between three and five years, also provide for automatic renewal on the same terms as the initial agreements. These affiliation agreements result in both the recognition of revenue for the Rainbow Media Group and expense for the Cablevision NY Group.

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

     - The Cablevision NY Group has historically provided and, through a services agreement, will continue to provide to the Rainbow Media Group general management and other corporate services, including executive, treasury, controller, legal, audit, accounting, tax, advertising sales, employee resources and benefits, purchasing, billing and collections, voice and data services, information services, transportation, facilities, insurance, research and strategic marketing, security services, and such future services as the parties may agree. The Rainbow Media Group reimburses the Cablevision NY Group for costs and expenses incurred by the Cablevision NY Group in connection with providing these services. The services agreement also provides that the Rainbow Media Group will from time to time provide services to the Cablevision NY Group, including, without limitation, uplink services, in each case, on such terms and conditions as the parties may reasonably determine. The services agreement is automatically renewed every five years unless either party elects to terminate it except that if there is a breach by either party or either party is bankrupt, the agreement is immediately terminable at the option of the other party. Amounts paid by the Rainbow Media Group represent an expense to that Group and revenue to the Cablevision NY Group and vice versa.

     - Cablevision and AMC are parties to a consulting agreement. Cablevision will continue the consulting agreement with AMC and WE: Women's Entertainment. The consulting agreement will apply to those businesses and may apply to any future businesses owned by AMC and WE: Women's Entertainment and will require the reimbursement of the costs and expenses incurred by the Cablevision NY Group in connection with the consulting agreement and payment of an annual fee equal to 3.5% of the gross revenues of the applicable businesses for the applicable year. The consulting agreement is automatically renewed every five years unless the Cablevision NY Group elects to terminate it, except that if there is a breach by any party or any party is bankrupt, the agreement is immediately terminable at the option of the other party. Amounts paid by the Rainbow Media Group represent an expense to that Group and offset the expense of the Cablevision NY Group.

     In addition, subsidiaries of the Cablevision NY Group are parties to various agreements with third parties under which the rights and obligations of the Rainbow Media Group and the Cablevision NY Group have been allocated between the Groups. Under these agreements, we have historically allocated the rights and obligations, including the right to receive payments, between the members of the Rainbow Media Group and the Cablevision NY Group and that allocation is reflected in the financial statements of the two Groups that are included in our Form 10-K and Form 10-Qs. Under the tracking stock policy statement, the historic allocation in place on the date of the tracking stock distribution would continue to govern existing agreements unless modified by our board of directors, and allocations under new agreements would be determined in accordance with the general guidelines of the tracking stock policy statement.

     OTHER RELATIONSHIPS BETWEEN THE GROUPS. The relationships between the two Groups that are not included in the agreements described above will be governed by this tracking stock policy statement.

     These relationships could include any or all of the following:

     - carriage of existing Rainbow Media Group networks by Cablevision NY Group cable television systems where such services are not carried on the date of the tracking stock distribution;

     - carriage of new Rainbow Media Group networks by Cablevision NY Group cable television systems;

     - provision of promotion opportunities for Rainbow Media Group networks on set-top boxes in Cablevision NY Group cable television systems;

     - featuring broadband content and future digital services of Rainbow Media Group networks on Cablevision NY Group's high-speed Internet service;

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

     - launch fees and tenant fees payable from the Rainbow Media Group to the Cablevision NY Group in connection with the carriage of existing or new services, the integration of available interactive features into existing programming, and featuring broadband content for Internet distribution;

     - free subscriber months for Cablevision NY Group subscribers in connection with the carriage of existing or new services, the integration of available interactive features into existing programming and featuring broadband content for Internet distribution;

     - cash or in-kind marketing support, in-market promotional support and advertising availability for the Cablevision NY Group in connection with the carriage of existing or new services, the integration of available interactive features into existing programming and featuring broadband content for Internet distribution; and

     - revenue sharing provisions in connection with the carriage of existing or new services, the integration of available interactive features into existing programming and featuring broadband content for Internet distribution.

     Examples of situations in which these relationships could be implemented and the commitments that could be made in implementing the initial tracking stock policy statement are discussed more fully below:

     CARRIAGE OF NEW RAINBOW MEDIA GROUP SERVICES. The Cablevision NY Group would, upon the reasonable request of the Rainbow Media Group, provide digital distribution of new networks created by the Rainbow Media Group on the Cablevision NY Group's owned or managed cable television systems. The Cablevision NY Group will use reasonable efforts to position any such networks at such level as the Rainbow Media Group may reasonably request; provided that the Rainbow Media Group acknowledges the Cablevision NY Group's right to package or price any such networks to its customers in its sole discretion, subject to any contractual limitations pertaining to the Rainbow Media Group. The terms and conditions applicable to the carriage of such networks may, upon the reasonable request of the Cablevision NY Group, include launch fees, free subscriber months, cash or in-kind marketing support, in-market promotional support, advertising availability and revenue sharing provisions in exchange for such commitment.

     INTEGRATION OF INTERACTIVE FEATURES INTO EXISTING RAINBOW MEDIA GROUP PROGRAMMING BY THE CABLEVISION NY GROUP. To the extent it is technically feasible to do so, and to the extent the Rainbow Media Group has all necessary rights to do so, the Cablevision NY Group would, upon the reasonable request of the Rainbow Media Group, integrate available interactive features into any of the programming described herein, including, without limitation, offering all or parts of such programming on a video-on-demand basis and enabling interactive marketing or e-commerce opportunities. The terms and conditions applicable to the provision of such opportunities may, upon the reasonable request of the Cablevision NY Group, include launch fees, tenant fees, free subscriber months, cash or in-kind marketing support, in-market promotional support, advertising availability and revenue sharing provisions in exchange for such commitment.

     PROMOTION OF RAINBOW MEDIA GROUP NETWORKS ON CABLEVISION NY GROUP
SYSTEMS. The Cablevision NY Group would, upon the reasonable request of the Rainbow Media Group, provide each Rainbow Media Group network with placement on any channel guide or program selection mechanism included in its digital set-top offering. The Cablevision NY Group will use reasonable efforts to position any such content at the level that the Rainbow Media Group may reasonably request; provided that the Rainbow Media Group acknowledges the Cablevision NY Group's right to package or price any such content to its customers in its sole discretion, subject to any contractual limitations pertaining to the Rainbow Media Group.

     FEATURING RAINBOW MEDIA GROUP NETWORKS ON THE CABLEVISION NY GROUP'S HIGH-SPEED INTERNET SERVICE. The Cablevision NY Group would, upon the reasonable request of the Rainbow Media Group, feature any broadband content created by the Rainbow Media Group for Internet distribution on its Optimum On-Line high-speed Internet service or on any successor to such service. The Cablevision NY Group will use reasonable efforts to position any such content at such level as the Rainbow Media Group may reasonably request; provided that the Rainbow Media Group acknowledges the Cablevision NY Group's right to package or price any such content to its customers in its sole discretion, subject to any contractual limitations pertaining to the Rainbow Media Group. The terms and conditions applicable to the carriage of such broadband content may, upon the reasonable request of the Cablevision NY Group, include launch fees, free subscriber months, cash or in-kind marketing support, in-market promotional support, advertising availability and revenue sharing provisions in exchange for such commitment.

     In accordance with this tracking stock policy, these relationships may or may not be on an arm's-length basis, may or may not be consistent with past practice, and may or may not be consistently applied to all situations in the future. In addition, these opportunities may or may not be available to third parties and similar arrangements may or may not be available from third parties.

OTHER RELEVANT CONSIDERATIONS

  TRANSFER OF FUNDS BETWEEN THE GROUPS

     Our board may determine in its business judgment that it is appropriate for the Cablevision NY Group to provide funding to the Rainbow Media Group or for the Rainbow Media Group to provide funding to the Cablevision NY Group. Our board will also determine whether such a cash transfer should be treated as a revolving credit advance, long-term loan, preferred stock or other type of investment. Factors our board may consider in this determination may include:

     - the current and projected capital structure of each Group,

     - the relative levels of internally generated funds of each Group,

     - the financing needs and objectives of the recipient Group,

     - the investment objectives of the transferring Group,

     - the availability, cost and timing associated with alternative financing sources, and

     - prevailing interest rates and general economic conditions.

     The determination of our board of directors as to how to account for a cash transfer will affect the amount of interest expense and interest income and stockholders' equity as reflected in the financial statements of the Rainbow Media Group and the Cablevision NY Group.

     If either the Rainbow Media Group or the Cablevision NY Group is unable to repay advances or loans owed to the other Group, both Groups would be adversely affected. Also, if either the Rainbow Media Group or the Cablevision NY Group extends an advance or loan to the other Group at an interest rate below the lending Group's cost of funds or opportunity cost, the lending Group's results would be adversely affected to the extent of the difference.

  DIRECTORS AND OFFICERS FIDUCIARY DUTIES

     Officers and directors of Cablevision owe fiduciary duties to both classes of stockholders. The fiduciary duties owed by these officers and directors are to Cablevision as a whole, and decisions deemed to be in the best interest of Cablevision may not be in the best interest of a Group when considered on its own. Examples include:

     - our decisions as to the business relationships between the Rainbow Media Group and the Cablevision NY Group and the terms of those relationships, including payments from one Group to the other,

     - our decisions as to how to allocate consideration to be received in connection with a merger involving Cablevision between holders of Rainbow Media Group tracking stock and holders of Cablevision NY Group common stock,

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

     - our decisions as to whether and to what extent the two Groups compete with each other and how corporate opportunities are allocated between the two Groups,

     - our decisions as to whether and how to make transfers of funds from one Group to the other and, more generally, our decisions as to other operational and financial matters that could be considered detrimental to one Group or the other,

     - our decisions as to whether and when to exchange Rainbow Media Group tracking stock for Cablevision NY Group common stock,

     - our decisions as to whether and when to approve dispositions of assets of either the Rainbow Media Group or the Cablevision NY Group, and

     - our decisions as to whether to pay dividends on Rainbow Media Group tracking stock and/or Cablevision NY Group common stock.

     DELAWARE LAW. Principles of Delaware law and provisions of our amended charter may protect decisions of our board of directors that have a disparate impact upon holders of Cablevision NY Group common stock and holders of Rainbow Media Group tracking stock. Under Delaware law, our board of directors has a duty to act with due care and in the best interests of all of Cablevision's stockholders, including the holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock. Having two series of common stock, however, could give rise to occasions when the interests of holders of one series might diverge or appear to diverge from the interests of holders of the other series. In addition, if directors own disproportionate interests (in percentage or value terms) in Rainbow Media Group tracking stock and Cablevision NY Group common stock, that disparity could create or appear to create conflicts of interest when they are faced with decisions that could have different implications for the different Groups.

     Principles of Delaware law established in cases involving differing treatment of two classes of common stock provide that a board of directors owes an equal duty to all common stockholders regardless of class or series and does not have separate or additional duties to either group of stockholders. Decisions by directors or officers involving differing treatment of tracking stocks may be judged under the business judgment rule. The business judgment rule provides that a director or officer will be deemed to have satisfied his or her fiduciary duties to Cablevision if that person acts in a manner he or she believes in good faith to be in the best interests of Cablevision as a whole, and not of either Group. As a result, in some circumstances, our directors or officers may even be required to make a decision that is adverse to the holders of one series of common stock. Therefore, under the principles of Delaware law referred to above and the "business judgment rule," you may not be able to challenge decisions that have a disparate impact upon holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock if our board of directors:

     - is disinterested and adequately informed with respect to such decisions, and

     - acts in good faith and in the honest belief that it is acting in the best interests of all of Cablevision's stockholders.

     If, for example, our board of directors were to make a decision that it in good faith believed to be in the best interest of Cablevision as a whole, and such decision had a negative impact on Cablevision NY Group common stock and a positive impact on Rainbow Media Group tracking stock, holders of Cablevision NY Group common stock may not be able successfully to challenge our board of directors' decision.

     OUR CHARTER AND POLICIES. Under our amended charter, each stockholder is, to the fullest extent permitted by law, deemed to have approved and ratified each determination or decision of our board of directors and to have waived any claim on behalf of the corporation and such stockholder based upon the fact, belief, claim or allegation that such determination or decision has had or will have a direct or indirect impact on the holders of common stock of one Group that is adverse in relation to the holders of common stock of the other Group.
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     We have adopted only a very limited number of specific procedures for consideration of matters involving a divergence of interests among holders of Rainbow Media Group tracking stock and Cablevision NY Group common stock. Rather than develop additional specific procedures in advance, our board of directors intends to exercise its judgment from time to time, depending on the circumstances, as to how best to (a) obtain information regarding the divergence (or potential divergence) of interests, (b) determine under what circumstances to seek the assistance of outside advisers, (c) determine whether a committee of the board of directors should be appointed to address the matter and (d) assess which available alternative is in the best interests of Cablevision and its stockholders.

     Our board of directors believes the advantages of retaining flexibility in determining how to fulfill its responsibilities in such circumstances as they may arise outweighs any perceived advantages from adopting additional specific procedures in advance.

  REGISTRATION RIGHTS

     Cablevision has granted to each of Charles F. Dolan, some Dolan family interests, the Dolan Family Foundation, John Tatta, a director of Cablevision, and some Tatta family interests registration rights with respect to the shares of Cablevision NY Group Class A common stock and Rainbow Media Group Class A tracking stock held by them, as well as with respect to shares of Cablevision NY Group Class A common stock and Rainbow Media Group Class A tracking stock issuable upon conversion of shares of Cablevision NY Group Class B common stock and Rainbow Media Group Class B tracking stock, respectively. The registration rights may be exercised provided that the shares requested to be registered in any single offering have an aggregate market value of at least $3,000,000.

     Direct or indirect subsidiaries of AT&T holding 24,471,086 shares of Rainbow Media Group Class A tracking stock included in this registration statement have registration rights with respect to their shares of Rainbow Media Group Class A tracking stock. As a result of AT&T exercising its registration rights, we have agreed to file the registration statement of which this prospectus is a part.

     We have also granted NBC-Rainbow Holding registration rights with respect to the 44.7 million shares of Rainbow Media Group Class A tracking stock it will receive upon exchange of its Rainbow Media Holdings equity securities over a period of up to nine years.

  FACTORS INHIBITING OR PREVENTING ACQUISITION BIDS FOR A GROUP

     If the Rainbow Media Group and the Cablevision NY Group were separate independent companies, any person interested in acquiring either the Rainbow Media Group or the Cablevision NY Group without negotiating with management could seek control of that entity by obtaining control of its outstanding voting stock by purchasing shares from the Dolan family or by means of a tender offer or proxy contest. Although we intend Rainbow Media Group tracking stock and the Cablevision NY Group common stock to reflect the separate economic performance of the Rainbow Media Group and the Cablevision NY Group, respectively, a person interested in acquiring only one Group without negotiation with Cablevision's management could obtain control of that Group only by obtaining control of the outstanding voting stock of Cablevision.

     The existence of two classes of common stock could present complexities and could in certain circumstances pose obstacles, financial and otherwise, to an acquiring person. For example, the Dolan family's ownership of the Class B common stock of both Groups could prevent stockholders from profiting from an increase in the market value of their shares as a result of a change in control of Cablevision by delaying or preventing such a change in control. See "Risk Factors -- Risks Relating to Cablevision Systems Corporation -- As a result of their control of us, the Dolan family has the ability to prevent or cause a change in control or approve or prevent certain actions by us" for a discussion of the Dolan family control of Cablevision.

     As of November 2, 2001, there were approximately 624,697,967 shares of Cablevision NY Group Class A common stock and 506,689,594 shares of Rainbow Media Group Class A tracking stock available for future issuance without further stockholder approval. One of the effects of the existence of authorized and unissued common stock and preferred stock could be to enable our board of directors to issue shares to persons friendly to current management, which could render more difficult or discourage an attempt to obtain control of Cablevision by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management. Such additional shares also could be used to dilute the stock ownership of persons seeking to obtain control of Cablevision.

     In addition, certain provisions of our amended charter and by-laws, and certain provisions of Delaware law, may inhibit changes in control not approved by our board of directors.

  TAXES

     Cablevision cannot currently file federal income tax returns that reflect the operations of both the Rainbow Media Group and the Cablevision NY Group on a consolidated return basis because all of the operating assets of the Rainbow Media Group are held directly or indirectly by Rainbow Media Holdings, which is not, given the current ownership of Rainbow Media Holdings' stock, includible as a member of Cablevision's consolidated return group for federal income tax purposes. To the extent that federal and state income taxes are determined on a basis that includes operations or assets of both the Rainbow Media Group and the Cablevision NY Group, such taxes will be allocated to each Group, and reflected in their respective financial statements, in accordance with Cablevision's tax allocation policy. In general, this policy provides that the consolidated tax provision, and related tax payments or refunds, will be allocated between the Groups based principally upon the financial income, taxable income, credits and other amounts directly related to the respective Groups. Under the policy, the amount of taxes payable or refundable, which are allocated to the Rainbow Media Group in circumstances where consolidated federal or state income tax returns are filed, will generally be comparable to those that would have resulted if the Groups had filed separate tax returns. Accordingly, the Rainbow Media Group will only realize the benefits of its tax attributes when it generates sufficient taxable income to utilize such attributes.

                         UNITED STATES TAX CONSEQUENCES

     In the opinion of our tax counsel, Sullivan & Cromwell, this section summarizes the material United States federal income tax (and, where specifically noted, United States federal estate tax) consequences of the ownership and disposition of Rainbow Media Group Class A tracking stock. It applies to you only if you hold shares of Rainbow Media Group Class A tracking stock as capital assets for tax purposes. It does not consider the specific facts and circumstances that may be relevant to a particular holder of Rainbow Media Group Class A tracking stock and does not address the treatment of holders under the laws of any state, local or foreign taxing jurisdiction. This section does not apply to you if you are a member of a special class of holders subject to special rules, including:

     - a dealer in securities,

     - a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings,

     - a tax-exempt organization,

     - a life insurance company,

     - a person liable for alternative minimum tax,

     - a person that actually or constructively owns 10% or more of our voting stock,

     - a person that holds Rainbow Media Group Class A tracking stock as part of a straddle or a hedging or conversion transaction, or

     - a person whose functional currency is not the U.S. dollar.

     This section is based on the tax laws of the United States, including the Internal Revenue Code of 1986, as amended, which we will refer to as the Code, existing and proposed regulations, and administrative and judicial interpretations, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. In particular, Congress could enact legislation affecting the treatment of stock with characteristics similar to the Rainbow Media Group Class A tracking stock or the Treasury Department could issue regulations or other guidance, including, without limitation, regulations issued under the broad grant of authority under Section 337(d) of the Code, that affect the treatment of tracking stock such as the Rainbow Media Group Class A tracking stock. Any future legislation, regulations or other guidance, which may or may not be retroactive in effect, could alter the tax consequences to us or to you.

     No statutory, judicial or administrative authority directly addresses the classification or treatment of the Rainbow Media Group Class A tracking stock or instruments similar to the Rainbow Media Group Class A tracking stock for United States federal income tax purposes.

     You should consult a tax advisor regarding the United States federal tax consequences of acquiring, holding and disposing of Rainbow Media Group Class A tracking stock in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local or foreign taxing jurisdiction.

     You are a U.S. holder if you are a beneficial owner of Rainbow Media Group Class A tracking stock and you are:

     - a citizen or resident of the United States,

     - a domestic corporation,

     - an estate whose income is subject to United States federal income tax regardless of its source, or

     - a trust if a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust.

     A "non-U.S. holder" is a beneficial owner of Rainbow Media Group Class A tracking stock that is not a United States person for United States federal income tax purposes.

CLASSIFICATION OF RAINBOW MEDIA GROUP CLASS A TRACKING STOCK

     We and our tax counsel believe, and the remainder of this discussion assumes, that for United States federal income tax purposes, Rainbow Media Group Class A tracking stock will be considered common stock of Cablevision Systems Corporation. We did not, however, request a ruling from the Internal Revenue Service in connection with the redesignation of Cablevision Systems Corporation common stock as Cablevision NY Group common stock or the issuance and distribution of our Rainbow Media Group tracking stock. The Internal Revenue Service has announced that it will not issue rulings on the classification of an instrument such as Rainbow Media Group Class A tracking stock that has certain voting rights and liquidation rights in the issuing corporation, but that has dividend rights that are determined by reference to the earnings of a segregated portion of the issuing corporation's assets, including assets held by a subsidiary.

     The Internal Revenue Service could assert that the Rainbow Media Group Class A tracking stock represents property other than our stock. If the Rainbow Media Group Class A tracking stock were treated as other property, we would have recognized a significant taxable gain on the issuance and distribution of Rainbow Media Group Class A tracking stock in an amount equal to the excess of the fair market value of the stock treated as other property over our tax basis in that stock.

DISTRIBUTIONS

     We have never paid dividends on our common stock and do not expect to pay dividends on our common stock, including Rainbow Media Group Class A tracking stock, for the foreseeable future. If we were to pay dividends on Rainbow Media Group Class A tracking stock in the future, those dividends would be treated as taxable dividends only to the extent they are paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), which we will refer to as earnings and profits. If you are a corporate U.S. holder, you generally would be able to deduct 70% of the amount of any such taxable dividend provided that the minimum holding period (generally at least 46 days) and other applicable requirements are satisfied. Under certain circumstances, a corporate U.S. holder may be subject to the alternative minimum tax with respect to a portion of the amount of its dividends-received deduction.

     We believe that we do not presently have any current or accumulated earnings and profits, as determined under United States federal income tax principles, and that it is likely that we will not have earnings and profits for the foreseeable future. Distributions on our Rainbow Media Group Class A tracking stock that are made at a time when we do not have earnings and profits will not qualify as dividends for tax purposes and accordingly will not be eligible for the dividends-received deduction that is generally allowed to United States corporation. Instead, the distributions will be treated as a nontaxable return of capital and will reduce (but not below zero) your tax basis in your shares of our Rainbow Media Group Class A tracking stock, thus increasing the amount of any gain, or reducing the amount of any loss, that you would otherwise realize upon the disposition of your shares of our Rainbow Media Group Class A tracking stock. Distributions in excess of your tax basis in your shares of our Rainbow Media Group Class A tracking stock generally will be treated as capital gains.

NON-U.S. HOLDERS

     Except as described below, if you are a non-U.S. holder of Rainbow Media Group Class A tracking stock, distributions paid to you and that qualify as dividends (generally, distributions paid to you at a time when we have earnings and profits) are subject to withholding of United States federal income tax at rates specified by the Code or at a lower rate if you are eligible for the benefits of an income tax treaty that provides for a lower rate. Even if you are eligible for a lower treaty rate, we and other payors will generally be required to withhold at a 30% rate (rather than the lower treaty rate) on dividend payments to you, unless you have furnished to us or another payor:

     - a valid Internal Revenue Service Form W-8BEN or an acceptable substitute form upon which you certify, under penalties of perjury, your status as a non-United States person and your entitlement to the lower treaty rate with respect to such payments, or

     - in the case of payments made outside the United States to an offshore account (generally, an account maintained by you at an office or branch of a bank or other financial institution at any location outside the United States), other documentary evidence establishing your entitlement to the lower treaty rate in accordance with U.S. Treasury regulations.

     If you are eligible for a reduced rate of United States withholding tax under a tax treaty, you may obtain a refund of any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service.

     If dividends paid to you are "effectively connected" with your conduct of a trade or business within the United States, and, if required by a tax treaty, the dividends are attributable to a permanent establishment that you maintain in the United States, we and other payors generally are not required to withhold tax from the dividends, provided that you have furnished to us or another payor a valid Internal Revenue Service Form W-8ECI or an acceptable substitute form upon which you represent, under penalties of perjury, that:

     - you are a non-United States person, and

     - the dividends are effectively connected with your conduct of a trade or business within the United States and are includible in your gross income.

"Effectively connected" dividends are taxed at rates applicable to U.S. holders.

     If you are a corporate non-U.S. holder, "effectively connected" dividends that you receive may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate or at a lower rate if you are eligible for the benefits of an income tax treaty that provides for a lower rate.

     If we determine, at a time reasonably close to the date of payment of a distribution on our Series A convertible preferred stock (or a distribution, if any, on Cablevision NY Group Class A common stock), that the distribution will not qualify as a dividend because we will not have earnings and profits, we intend not to withhold any U.S. federal income tax on the distribution as permitted by Treasury regulations. If we or another withholding agent withholds tax on any such distribution that is made during a taxable year for which we have no earnings and profits, you may be entitled to a refund of the tax withheld, which you may claim by filing a United States tax return.

GAIN ON SALE OF RAINBOW MEDIA GROUP CLASS A TRACKING STOCK

  U.S. HOLDERS

     If you are a U.S. holder, you will recognize capital gain or loss for United States federal income tax purposes on the sale or other disposition of your shares of Rainbow Media Group Class A tracking stock equal to the difference between the amount that you realize (excluding any amount attributable to accrued but unpaid dividends which generally will be treated in the manner described above under "-- Distributions) and your tax basis in the shares that are sold or otherwise disposed. Capital gain of a noncorporate U.S. holder is generally taxed at a maximum rate of 20% where the property is held more than one year, and 18% where the property is held for more than five years.

  NON-U.S. HOLDERS

     If you are a non-U.S. holder, you generally will not be subject to United States federal income tax on gain that you recognize on a sale or other disposition of shares of Rainbow Media Group Class A tracking stock unless:

     - the gain is "effectively connected" with your conduct of a trade or business in the United States, and the gain is attributable to a permanent establishment that you maintain in the United States, if that is required by an applicable income tax treaty as a condition for subjecting you to United States taxation on a net income basis,

     - you are an individual, you hold shares of Rainbow Media Group Class A tracking stock as a capital asset, you are present in the United States for 183 or more days in the taxable year of the sale or other disposition and certain other conditions exist, or

     - we are or have been a United States real property holding corporation for federal income tax purposes, and you held, directly or indirectly, at any time during the five-year period ending on the date of disposition, more than 5% of the shares of Rainbow Media Group Class A tracking stock and you are not eligible for any treaty exemption.

     If you are a corporate non-U.S. holder, "effectively connected" gains that you recognize may also, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate or at a lower rate if you are eligible for the benefits of an income tax treaty that provides for a lower rate.

     We have not been, are not and do not anticipate becoming a United States real property holding corporation for United States federal income tax purposes.

FEDERAL ESTATE TAX CONSEQUENCES TO NON-U.S. HOLDERS

     Rainbow Media Group Class A tracking stock held by a non-U.S. holder at the time of death will be included in the holder's gross estate for United States federal estate tax purposes, unless an applicable estate tax treaty provides otherwise.

BACKUP WITHHOLDING AND INFORMATION REPORTING

     In general, if you are a noncorporate United States holder, we and other payors are required to report to the Internal Revenue Service dividends paid to you (and the payment of proceeds of a sale or other disposition within the United States) with respect to Rainbow Media Group Class A tracking stock. Additionally, backup withholding will apply if you fail to provide an accurate taxpayer identification number, or you are notified by the Internal Revenue Service that you have failed to report all interest and dividends required to be shown on your federal income tax returns.

     If you are a non-U.S. holder, you are generally exempt from backup withholding and information reporting requirements with respect to:

     - dividend payments, and

     - the payment of the proceeds from the sale or other disposition of Rainbow Media Group Class A tracking stock effected at a United States office of a broker,

as long as the income associated with such payments is otherwise exempt from United States federal income tax, and:

     - the payor or broker does not have actual knowledge or reason to know that you are a United States person and you have furnished to the payor or broker:

        - a valid Internal Revenue Service Form W-8BEN or an acceptable substitute form upon which you certify, under penalties of perjury, that you are a non-United States person, or

        - other documentation upon which it may rely to treat the payments as made to a non-United States person in accordance with U.S. Treasury regulations, or

     - you otherwise establish an exemption.

     Payment of the proceeds from the sale or other disposition of Rainbow Media Group Class A tracking stock effected at a foreign office of a broker generally will not be subject to information reporting or backup withholding. However, a sale or other disposition that is effected at a foreign office of a broker will be subject to information reporting and backup withholding if:

     - the proceeds are transferred to an account maintained by you in the United States,

     - the payment of proceeds or the confirmation of the sale or other disposition is mailed to you at a United States address, or

     - the sale or other disposition has some other specified connection with the United States as provided in U.S. Treasury regulations,

unless the broker does not have actual knowledge or reason to know that you are a United States person and the documentation requirements described above are met or you otherwise establish an exemption.

     In addition, a sale or other disposition of shares of Rainbow Media Group Class A tracking stock will be subject to information reporting if it is effected at a foreign office of a broker that is:

     - a United States person,

     - a controlled foreign corporation for United States tax purposes,

     - a foreign person 50% or more of whose gross income is effectively connected with the conduct of a United States trade or business for a specified three-year period, or

     - a foreign partnership, if at any time during its tax year:

        - one or more of its partners are "U.S. persons", as defined in U.S. Treasury regulations, who in the aggregate hold more than 50% of the income or capital interest in the partnership, or

        - such foreign partnership is engaged in the conduct of a United States trade or business,

unless the broker does not have actual knowledge or reason to know that you are a United States person and the documentation requirements described above are met or you otherwise establish an exemption. Backup withholding will apply if the sale or other disposition is subject to information reporting and the broker has actual knowledge that you are a United States person.

     You generally may obtain a refund of any amounts withheld under the backup withholding rules that exceed your income tax liability by filing a refund claim with the Internal Revenue Service.

                              PLAN OF DISTRIBUTION

     Under the prepaid forward contracts, Equity Securities Trust II has agreed, subject to the terms and conditions set forth in those contracts, to purchase from one or more subsidiaries of AT&T a number of shares of Rainbow Media Group Class A tracking stock equal to the total number of equity trust securities to be purchased by the underwriters from the trust under an underwriting agreement (including any equity trust securities to be purchased by the underwriters upon exercise of an over-allotment option plus the number of equity trust securities purchased by Salomon Smith Barney Inc., who sponsored the formation of the trust, in connection with the organization of the trust) among Banc of America Securities, Salomon Smith Barney Inc., Bear Stearns and Merrill Lynch. Under the terms of the prepaid forward contracts, the subsidiaries of AT&T will deliver to the trust at an exchange date a number of shares of Rainbow Media Group Class A tracking stock (or, at the option of the subsidiaries of AT&T, the cash equivalent of those shares) and/or any other consideration permitted or required by the terms of the prepaid forward contracts, that are expected to have the same value as the shares of Rainbow Media Group Class A tracking stock, cash and/or other consideration delivered under the equity trust securities.

     In connection with the equity trust securities offering, the underwriters may over-allot, or engage in syndicate covering transactions, stabilizing transactions and penalty bids. Over-allotment involves syndicate sales of equity trust securities or Rainbow Media Group Class A tracking stock in excess of the number of equity trust securities to be purchased by the underwriters in this offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of the equity trust securities or Rainbow Media Group Class A tracking stock in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of equity trust securities or Rainbow Media Group Class A tracking stock made for the purpose of preventing or retarding a decline in the market price of the equity trust securities or Rainbow Media Group Class A tracking stock while the offering is in progress. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when one of the underwriters, in covering syndicate short positions or making stabilizing purchases, repurchases of equity trust securities or Rainbow Media Group Class A tracking stock originally sold by the syndicate member. These activities may cause the price of equity trust securities or Rainbow Media Group Class A tracking stock to be higher than the price that otherwise would exist in the open market in the absence of these transactions. These transactions may be effected on the NYSE or in the over-the-counter market, or otherwise and, if commenced, may be discontinued at any time.

     The expenses of the equity trust securities offering, not including the underwriting discount, are estimated at $610,000, all of which is payable by AT&T.

     We and AT&T have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

NO SALES OF SIMILAR SECURITIES

     We and certain of our officers and directors have agreed, with exceptions, not to offer, sell, contract to sell or otherwise dispose of, or transfer, any Rainbow Media Group Class A tracking stock or warrants, rights, options or other securities convertible into or exchangeable for Rainbow Media Group Class A tracking stock for 90 days after the effective date of the registration statement of which this prospectus forms a part without first obtaining the written consent of the underwriters and us.

     AT&T has agreed that for a period of up to 90 days from the closing of the common stock offering, except for private transfers to three or fewer entities that have significant communications operations, and except for transfers to AT&T Corp. or subsidiaries or trusts wholly owned, directly or indirectly, by it, in each case where the transferee agrees to be bound by the provisions of this lock-up, AT&T will not engage in any transactions directly or indirectly involving its remaining shares of Rainbow Media Group Class A tracking stock, or any securities the value of which, in whole or in part, relates to or is based upon, or which is exchangeable for or convertible into, in whole or in part, its remaining shares of Rainbow Media

Group Class A tracking stock, including a security of AT&T exchangeable into Rainbow Media Group Class A tracking stock, any derivative security of Rainbow Media Group Class A tracking stock or any other type of security in a monetization transaction of AT&T's remaining Rainbow Media Group Class A tracking stock.

OTHER RELATIONSHIPS

     Each of Bear Stearns and Merrill Lynch has from time to time provided investment and commercial banking services to us and to Charles F. Dolan, our Chairman, in connection with various transactions and proposed transactions. Banc of America Securities, Salomon Smith Barney Inc., Bear Stearns and Merrill Lynch have acted as underwriters in the recent offering of Cablevision NY Group Class A common stock by AT&T and the concurrent offering of equity trust securities. In addition, Banc of America Securities, Salomon Smith Barney Inc., Bear Stearns and Merrill Lynch have acted as underwriters or initial purchasers in various of our preferred stock and debt offerings. All of the underwriters are acting as underwriters in the concurrent offering of Rainbow Media Group Class A tracking stock by AT&T. See "Selling Shareholders." Furthermore, affiliates of Banc of America Securities, Salomon Smith Barney Inc., Bear Stearns and Merrill Lynch are lenders and agents under CSC Holdings' credit agreement, an affiliate of Banc of America Securities is a lender and agent under American Movie Classics' credit agreement and affiliates of Banc of America Securities, Salomon Smith Barney Inc., Bear Stearns and Merrill Lynch have acted as counter parties in monetization transactions. Also, Vincent Tese, one of our directors, is a director of Bear Stearns.

                             VALIDITY OF THE SHARES

     The validity of the shares of Rainbow Media Group Class A tracking stock will be passed upon for us by Sullivan & Cromwell, New York, New York.

                                    EXPERTS

     The following financial statements as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000, all of which appear in our Form 10-K, have been audited by KPMG LLP and incorporated by reference in this prospectus in reliance upon the reports of KPMG LLP, given upon their authority as experts in accounting and auditing: (i) consolidated financial statements and schedule of Cablevision Systems Corporation and subsidiaries, (ii) consolidated financial statements and schedule of CSC Holdings, Inc. and subsidiaries, (iii) combined financial statements of Cablevision NY Group and (iv) combined financial statements of Rainbow Media Group. The reports of KPMG LLP on the combined financial statements of Cablevision NY Group and Rainbow Media Group described in (iii) and (iv) above contain an explanatory paragraph related to the basis of presentation of these combined financial statements.

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                                8,514,206 SHARES

                        CABLEVISION SYSTEMS CORPORATION

                   RAINBOW MEDIA GROUP CLASS A TRACKING STOCK

                             ---------------------
                                   PROSPECTUS
                             ---------------------


                               December 12, 2001

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

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                       8,514,206 EQUITY TRUST SECURITIES

             (SUBJECT TO EXCHANGE INTO RAINBOW MEDIA GROUP CLASS A
               TRACKING STOCK OF CABLEVISION SYSTEMS CORPORATION)

                           EQUITY SECURITIES TRUST II

                         ------------------------------
                                   PROSPECTUS
                         ------------------------------

                         BANC OF AMERICA SECURITIES LLC

                              SALOMON SMITH BARNEY

                            BEAR, STEARNS & CO. INC.

                              MERRILL LYNCH & CO.

                               December 12, 2001
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